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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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United Airlines Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

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2020 Proxy Statement

& Notice of Annual Meeting

May 20, 2020

UNITED AIRLINES HOLDINGS, INC.®

April 9, 2020

Dear Stockholder:

          On behalf of our Board of Directors, we are pleased to invite you to the 2020 Annual Meeting of Stockholders (the "Annual Meeting") of United Airlines Holdings, Inc. (the "Company" or "United") to be held on May 20, 2020. A notice of the Annual Meeting and proxy statement follows. Please read the enclosed information and our 2019 Annual Report carefully before voting your proxy.

          In light of the coronavirus ("COVID-19") pandemic, for the safety of all of our people, including our stockholders, and taking into account recent federal, state and local guidance that has been issued, we have determined that the 2020 Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. At our virtual Annual Meeting, stockholders will be able to attend, vote and submit questions by visiting www.virtualshareholdermeeting.com/UAL2020.

          Your vote is important. Even if you plan to attend the virtual Annual Meeting, please authorize your proxy or direct your vote by following the instructions on each of your voting options described in the proxy statement. You may vote your shares by Internet, telephone or mail pursuant to the instructions included on the proxy card or voting instruction card. We encourage you to use the first option and vote by Internet.

          Thank you for your continued support of United.

Sincerely,

Oscar Munoz Chief Executive Officer

Notice of 2020 Annual Meeting of Stockholders

Date and Time

Wednesday, May 20, 2020
9:00 a.m., Central Time

Location

Our Annual Meeting can be accessed virtually at: www.virtualshareholdermeeting.com/UAL2020

Record Date

April 1, 2020

At the meeting, stockholders will be asked to:

1	Elect the directors named in this proxy statement.
2	Ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2020.
3	Consider an advisory vote to approve the compensation of the Company's named executive officers.
4	Act on three stockholder proposals, if properly presented before the meeting.
5	Act on any other matters that may be properly brought before the meeting.

Jennifer L. Kraft
Vice President and Secretary

Chicago, Illinois
April 9, 2020

Proxy Voting

Even if you plan to attend the virtual Annual Meeting, please authorize your proxy or direct your vote as promptly as possible. You may vote your shares by Internet, telephone or mail pursuant to the instructions included on the proxy card or voting instruction card. The Notice of Internet Availability of Proxy Materials includes instructions for voting over the Internet and requesting a paper copy of the proxy materials and proxy card. If you attend the Annual Meeting virtually and want to revoke your proxy, you may do so as described in the attached proxy statement and vote during the Annual Meeting on all matters properly brought before the Annual Meeting.

You can find detailed information about voting in the section entitled "General Information About the Annual Meeting" in the attached proxy statement.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 20, 2020. The Company's Notice of Annual Meeting, Proxy Statement and 2019 Annual Report to Stockholders are available on the Internet at www.proxyvote.com.

Page
2019 CEO Pay Ratio	79
2019 Director Compensation	81
Cash Retainers for Board and Committee Service	83
Equity Compensation	83
Non-Executive Chairman Compensation	83
Director Compensation Deferral Under the DEIP	84
Stock Ownership Guidelines	84
Travel Benefits	84
Charitable Contributions	84
Audit Committee Report	85
Proposal No. 2: Ratification of the Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2020	87
Independent Registered Public Accountants	87
Audit Committee Pre-Approval Policy and Procedures	87
Independent Registered Public Accounting Firm Fees	88
Ratification of the Appointment of the Independent Registered Public Accounting Firm	88
Proposal No. 3: Advisory Vote to Approve the Compensation of the Company's Named Executive Officers	90
Proposal No. 4: Stockholder Proposal Regarding Stockholder Action by Written Consent	93
Statement in Opposition to Stockholder Proposal	94
Proposal No. 5: Stockholder Proposal Regarding a Report on Lobbying Spending	96
Statement in Opposition to Stockholder Proposal	97
Proposal No. 6: Stockholder Proposal Regarding a Report on Global Warming-Related Lobbying Activities	99
Statement in Opposition to Stockholder Proposal	100
General Information About the Annual Meeting	102
Submission of Stockholder Proposals for the 2021 Annual Meeting	108
Householding	108
Annual Report	108
Other Business	109
Appendix A: Reconciliation of GAAP to Non-GAAP Financial Measures	A-1

Proxy Statement Summary

This summary highlights certain information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read this proxy statement and our 2019 Annual Report carefully before voting. This proxy statement and the accompanying proxy card are being made available to you on approximately April 9, 2020.

2020 Annual Meeting of Stockholders Information

Date and Time:	Wednesday, May 20, 2020, at 9:00 a.m., Central Time
Location*:
Our Annual Meeting can be accessed virtually via the Internet at: www.virtualshareholdermeeting.com/UAL2020

To participate in the virtual Annual Meeting, you will need the control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials. If you are not a stockholder or do not have a control number, you may still access the meeting as a guest, but you will not be able to submit questions or vote at the meeting.

Record Date:	April 1, 2020

* In light of the coronavirus ("COVID-19") pandemic, for the safety of all of our people, including our stockholders, and taking into account recent federal, state and local guidance that has been issued, we have determined that the 2020 Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. At our virtual Annual Meeting, stockholders will be able to attend, vote and submit questions. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in these proxy materials. Additional information can be found under "General Information About the Annual Meeting."
Voting Matters

Proposals		Board Recommendation	Page Number for Additional Information

1.	Election of directors named in this proxy statement	FOR each of the nominees	6

2.	Ratification of the appointment of the independent registered public accounting firm for 2020	FOR	87

3.	Advisory vote to approve the compensation of the Company's named executive officers	FOR	90

4.	Stockholder proposal regarding stockholder action by written consent	AGAINST	93

5.	Stockholder proposal regarding a report on lobbying spending	AGAINST	96

6.	Stockholder proposal regarding a report on global warming-related lobbying activities	AGAINST	99

2020 Proxy Statement	1

Company Highlights

          We are proud of our performance in 2019. We reached our 2020 goal—first announced in January 2018—to achieve adjusted diluted earnings per share ("EPS")(1) in the range of $11 to $13 a full year ahead of schedule. The Company achieved full year 2019 diluted EPS of $11.58 and adjusted diluted EPS(1) of $12.05. The Company also achieved full year 2019 pre-tax margin growth of 2.6 percentage points compared to full year 2018. This pre-tax margin growth outpaced our largest competitors. Operationally, United was number one in on-time departures at our hubs in Chicago, Denver and Los Angeles. And throughout 2019, our approximately 100,000 employees continued to drive customer service by embracing our core4 service decision framework principles of Safe, Caring, Dependable and Efficient.

          As we started 2020, our United team was building on the momentum generated in 2019 and focused on the continued execution of our multi-year growth strategy, running a great operation and becoming the airline that customers choose to fly. In fact, January and February were the two best winter operational months in Company history(2) and also set new United records for customer satisfaction.

          However, the onset of the coronavirus ("COVID-19") pandemic and the resulting significant decline in demand for air travel required that we quickly shift our focus from our strategic plan for 2020 to managing this crisis. As always, safety comes first at United, and the safety of our customers and employees remains our top priority. We continue to work closely with federal agencies and global health organizations to share information and ensure we are doing what we can to promote a safe and healthy environment in our facilities and on our aircraft. In response to the impact of COVID-19, we are proactively evaluating and cancelling flights on a rolling 90 day basis until we see signs of a recovery in demand, and are taking steps to improve our financial position in light of reduced demand. From a financial perspective, we have reduced our capital expenditures and operating expenditures, suspended share buybacks under our share repurchase program, entered into $2.75 billion in secured term loan facilities and taken a number of human capital management actions, among other items. In recognition of the impact of COVID-19 on United's business and to lead by example, Oscar Munoz, our Chief Executive Officer, and J. Scott Kirby, our President, have waived 100% of their respective base salaries from March 10 through at least June 30, 2020, all officers of the Company and United Airlines, Inc., the principal operating subsidiary of the Company ("United Airlines"), have temporarily waived 50% of their base salaries and our non-employee directors have waived 100% of their cash compensation for the second and third quarters of 2020.

          We look forward to a time when this public health crisis is behind us, economic recovery is underway and demand for air travel returns. When this happens, we believe that our United team will be prepared to pick up where we left off, powered by our "uniquely United" advantages—the best airline professionals in the world who thrive on putting our customers at the center of everything we do, the best mid-continent hubs and coastal international gateways and our culture of innovation—and ready to fulfill the great potential of our airline.

(1)
Excludes special charges, unrealized gains and losses on investments and imputed interest on certain finance leases. See Appendix A for reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures.

(2)
Company history defined as post-2010 merger; Company records measured from 2010 merger.

2	2020 Proxy Statement

          Selected highlights of our financial and operational results in 2019 are provided below:

•

Achieved 2019 net income of $3.0 billion, pre-tax income of $3.9 billion, with pre-tax margin of 9.0%, and diluted EPS of $11.58

•

Achieved 2019 adjusted net income(1) of $3.1 billion, adjusted pre-tax income(1) of $4.1 billion, with an adjusted pre-tax margin(1) of 9.4%, and adjusted diluted EPS(1) of $12.05

•

Hosted Backstage 2019, which brought all 25,000 flight attendants to Chicago for a series of hands-on, interactive sessions and workshops focused on caring customer service

•

Set new Company records by flying our highest number of revenue passengers in Company history(2)

•

Recognized by the Disability Equality Index for our disability inclusion policies and practices, and received a perfect score of 100%, for the ninth consecutive year, on the 2020 Corporate Equality Index, a premier benchmarking survey and report on corporate policies and practices related to LGBTQ+ workplace equality, administered by the Human Rights Campaign Foundation

•

Strengthened our domestic route network with 69 new routes across the United States, and launched 9 new international routes

•

MileagePlus loyalty program voted Best Overall Frequent-Flyer Program in the world for the 16th consecutive year by readers of Global Traveler, and voted Favorite Frequent-Flyer Program in the Trazee Awards

•

Opened the Company's fifth United Polaris lounge at Los Angeles International Airport

Corporate Governance Highlights

Highlights of our corporate governance practices include:

Corporate Governance (See "Corporate Governance" on page 16)

  •
  Directors are elected annually

  •
  Independent Board leadership—following the Annual Meeting, Mr. Philip will become lead independent director when Mr. Munoz assumes the role of Executive Chairman following his transition from the role of Chief Executive Officer

  •
  Majority voting standard for directors in uncontested elections
  •
  The bylaws grant eligible stockholders the right to include stockholder nominees to the Board in the Company's proxy materials (proxy access)

  •
  Stockholders have the right to call a special meeting

  •
  The Company does not have a stockholder rights plan

  •
  No supermajority provisions in charter or bylaws

2020 Proxy Statement	3

  •
  Members of the Company's Board and its executive officers are not permitted to hedge our securities or to pledge our securities as collateral for a loan

  •
  Annual Board and committee evaluations

Executive Compensation Governance (See "Executive Compensation" on page 36)

•
Emphasize pay-for-performance alignment

•
Majority of total compensation based on performance

•
Independent compensation consultant

•
Compensation claw-back policy

•
Stock ownership requirements for executive officers

•
Annual say-on-pay vote
Environmental Sustainability and Community Engagement

          United is committed to building a sustainable future and supporting the communities in which we operate. For additional information, see "Corporate Governance—Environmental Sustainability" on page 22 and "Corporate Governance—Community Engagement" on page 23.

Director Nominee Skills and Experience Highlights

Director Nominee Key Attributes

Tenure	Age	Diversity

9 of 13 Director Nominees are independent (including 9 of 11 Director Nominees to be elected by holders of our Common Stock)

4	2020 Proxy Statement

Our Director Nominees (See "Proposal No. 1: Election of Directors" on page 6)

Director	Age	Director Since	Principal Occupation	Other Current Public Boards	Independent	Current Committee Membership

Directors to be Elected by the Holders of Common Stock

Carolyn Corvi	68	2010	Former VP and General Manager, The Boeing Company	2	✓	• Audit • Executive • Finance (Chair)

Barney Harford	48	2016	Former Chief Operating Officer, Uber Technologies, Inc.	—	✓	• Finance • Nominating/Governance • Public Responsibility

Michele J. Hooper	68	2018	President and CEO, The Directors' Council	2	✓	• Audit • Compensation • Nominating/Governance

Walter Isaacson	67	2006	Advisory Partner, Perella Weinberg Partners	—	✓	• Executive • Nominating/Governance • Public Responsibility (Chair)

James A. C. Kennedy	66	2016	Former President and CEO, T. Rowe Price Group, Inc.	1	✓	• Compensation (Chair) • Executive • Finance

J. Scott Kirby	52		President, United Airlines Holdings, Inc.	—	President

Oscar Munoz	61	2010	CEO, United Airlines Holdings, Inc.	—	CEO	• Executive • Finance

Edward M. Philip	54	2016	Former COO, Partners in Health	3	✓	• Audit • Executive • Nominating/Governance (Chair)

Edward L. Shapiro	55	2016	Former Managing Partner, PAR Capital Management, Inc.	—	✓	• Compensation • Finance • Public Responsibility

David J. Vitale	73	2006	Former Chairman, Urban Partnership Bank	—	✓	• Audit (Chair) • Executive • Finance

James M. Whitehurst	52	2016	President, International Business Machines Corporation	—	✓	• Compensation • Finance • Nominating/Governance

Directors to be Elected by the Holders of Other Classes of Stock

Todd M. Insler	51	2016	Master Executive Council Chairman, United Airline Pilots Master Executive Council of ALPA	—		• Public Responsibility

Sito J. Pantoja	63	2016	General Vice President, IAM Transportation Department	—		• Public Responsibility

2020 Proxy Statement	5

Proposal No. 1: Election of Directors

          The Nominating/Governance Committee has recommended to the board of directors (the "Board") of United Airlines Holdings, Inc. (the "Company," "United," "we," "our" or "us"), and the Board has unanimously nominated, the individuals named below for election as directors at the 2020 Annual Meeting of Stockholders (the "Annual Meeting") to hold office until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier death, resignation or removal. Each of the nominees currently serves as a director of the Company, with the exception of J. Scott Kirby, who is currently the President of the Company and will become Chief Executive Officer of the Company following the Annual Meeting. There is no family relationship between any of the nominees or between any nominee and any executive officer of the Company.

          Jane C. Garvey will not stand for reelection to the Board at the Annual Meeting and will retire from the Board at the end of her current term as director. The Company thanks Ms. Garvey for her service on the Board. As further detailed below, at the Annual Meeting, 11 directors are nominated for election by the holders of our common stock, $0.01 par value per share ("Common Stock"), and two directors will be elected by the holders of our other classes of stock.

          Shares represented by properly executed proxy cards will be voted, except where directed otherwise, FOR the election of each of the 11 nominees to be elected by the holders of our Common Stock. In the event that any nominee is unable to serve or for good cause will not serve, such shares will be voted FOR the election of such substitute nominee as the Board may propose. Each of the nominees has agreed to serve if elected, and management has no reason to believe that any of the nominees will be unable to serve.

          THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED BELOW, WHICH IS DESIGNATED AS PROPOSAL NO. 1.

Director Qualifications

          Set forth on the following pages is biographical and other information about each nominee for election as a director. This information includes, but is not limited to, the business experience and directorships on the boards of public companies and registered investment companies held by each nominee during at least the past five years. This information also includes a discussion of the specific experience, qualifications, attributes and skills of each nominee that led to the Board's determination that such nominee is qualified and should serve as a director.

          In addition to the information presented below regarding each nominee's specific experience, qualifications, attributes and skills, the Board believes that all of the nominees have demonstrated certain common attributes that the Board would generally expect any director nominee to possess. Those common attributes include an appropriate level of business, government or professional acumen, the capacity for strategic and critical thinking, leadership capabilities, a reputation for integrity and ethical conduct, and an ability to work collaboratively. Please see "Corporate Governance—Nominations for Directors" below for further discussion of the criteria considered by the Nominating/Governance Committee when identifying director nominees.

6	2020 Proxy Statement

Directors to be Elected by the Holders of Common Stock

          Eleven directors are to be elected by the holders of Common Stock. Each current director has served continuously since the date of his or her appointment.

Carolyn Corvi

Independent Age: 68 Director Since: 2010 Committees: Audit, Executive and Finance (Chair)	Select Business Experience:

•

Vice President and General Manager, Airplane Programs, Commercial Airplanes of Boeing Commercial Airplanes (commercial jet aircraft segment) of The Boeing Company ("Boeing") (2005-2008)

•

Various other positions with Boeing for 34 years, including Vice President and General Manager of 737/757 Programs, Vice President of Aircraft Systems and Interiors, Vice President of the Propulsion Systems Division, Director of Quality Assurance for the Fabrication Division and Director of Program Management for 737/757 Programs

Current Public Company Directorships:

•

Allegheny Technologies Incorporated (2012-present)

•

Hyster-Yale Materials Handling, Inc. (2012-present)

Past Public Company Directorships:

•

Goodrich Corporation (2009-2012)

•

Continental Airlines, Inc. ("Continental") (2009-2010)

Other Experience and Qualifications: Ms. Corvi provides extensive management expertise to the Board, having served in key management and operational oversight roles for Boeing during her 34 years of service. She also brings an expertise with respect to the manufacturing of commercial aircraft, which she developed through her management of commercial airplane production for Boeing as Vice President and General Manager, Airplane Programs, Commercial Airplanes, Vice President and General Manager of 737/757 Programs, Vice President of Aircraft Systems and Interiors, Vice President of the Propulsion Systems Division, and in the other positions indicated above. Ms. Corvi brings experience to the audit committee function of the Board through her previous service on the Audit Committees of Continental and Goodrich Corporation and her current service on the Audit Committee of Hyster-Yale Materials Handling, Inc. Her service on the Continental board of directors provided her with valuable experience in the airline industry.

2020 Proxy Statement	7

Barney Harford

Independent Age: 48 Director Since: 2016 Committees: Finance, Nominating/Governance and Public Responsibility	Select Business Experience:

•

Chief Operating Officer of Uber Technologies, Inc. ("Uber") (2018-2019)

•

Chief Executive Officer of Orbitz Worldwide, Inc. (online travel company) (2009-2015)

•

Multiple roles at Expedia, Inc. (online travel company) (1999-2006), including President of Expedia Asia Pacific (2004-2006)

Past Public Company Directorships:

•

Orbitz Worldwide, Inc. (2009-2015)

•

eLong, Inc. (2004-2008)

Other Experience and Qualifications: Mr. Harford brings travel industry and ecommerce insight, combined with a successful track record deploying large technology teams, having served as Chief Executive Officer of Orbitz Worldwide, Inc. He also provides experience with international markets, in particular the Asia Pacific region, having led Expedia's entry into China, Australia and Japan. Mr. Harford also brings valuable strategy and operational experience to the Board, having served as Chief Operating Officer of Uber, where he was responsible for the company's global ridesharing business, leading operations, strategy, marketing, customer support, safety and insurance in over 60 countries, and for the company's food-delivery business Uber Eats. He previously served on the board of directors of Lola (2016-2017), LiquidPlanner, Inc., (2007-2017), Crystal Orange Hotel Group (formerly Mandarin Holdings) (2009-2012) and GlobalEnglish Corporation (2008-2011).

Michele J. Hooper

Independent Age: 68 Director Since: 2018 Committees: Audit, Compensation and Nominating/Governance	Select Business Experience:

•

President and Chief Executive Officer, The Directors' Council (consulting firm that works with corporate boards to increase their independence, effectiveness and diversity) (2013-present)

•

President and Chief Executive Officer, Voyager Expanded Learning (developer and provider of learning programs and teacher training in public schools) (1999-2000)

•

President and Chief Executive Officer, Stadtlander Drug Company (provider of disease-specific pharmaceutical care) (1998-1999)

Current Public Company Directorships:

•

PPG Industries, Inc. ("PPG") (1997-present). On November 19, 2019, PPG filed a Current Report on Form 8-K with the Securities and Exchange Commission (the "SEC") disclosing that Ms. Hooper was not standing for re-election at PPG's 2020 annual meeting scheduled for April 16, 2020

•

UnitedHealth Group, Inc. (2007-present)

Past Public Company Directorships:

•

AstraZeneca PLC (2003-2012)

•

Warner Music Group Corporation (2006-2011)

Other Experience and Qualifications: Ms. Hooper provides extensive corporate governance expertise to the Board and, as President and Chief Executive Officer of The Directors' Council, has consulted with major companies to enhance the effectiveness of their corporate governance. Ms. Hooper has significant public company audit committee experience, with over 20 years of experience chairing audit committees at PPG Industries, Inc., AstraZeneca PLC, Warner Music Group Corporation and Target Corporation. Ms. Hooper's corporate governance and accounting experience, along with her experience as a senior executive at a range of companies, provides the Board with a unique set of skills that enhances the Board's leadership and oversight capabilities.

8	2020 Proxy Statement

Walter Isaacson

Independent Age: 67 Director Since: 2006 Committees: Executive, Nominating/Governance and Public Responsibility (Chair)	Select Business Experience:

•

Advisory Partner, Perella Weinberg Partners (a financial services firm) (2017-present)

•

President and Chief Executive Officer of The Aspen Institute (international education and leadership institute) (2003-2018)

•

Chairman and Chief Executive Officer of CNN (2001-2003)

Past Public Company Directorships:

•

CNN (2001-2003) (Chairman)

Other Experience and Qualifications: Mr. Isaacson provides valuable business operations expertise and extensive management knowledge, having served as President and Chief Executive Officer of The Aspen Institute. Prior to that position, he gained leadership experience and strategic development and implementation skills as Chairman and Chief Executive Officer of CNN. Mr. Isaacson has also served as the editor of Time Magazine. In 2009, Mr. Isaacson was appointed by President Obama to be Chairman of the Broadcasting Board of Governors, which runs international broadcasts for the U.S. government. He served in this role until January 2012. Through his various professional positions, Mr. Isaacson has gained experience in a broad range of industries, including education, economics, communications and broadcasting.

James A. C. Kennedy

Independent Age: 66 Director Since: 2016 Committees: Compensation (Chair), Executive and Finance	Select Business Experience:

•

President and Chief Executive Officer of T. Rowe Price Group, Inc. ("T. Rowe Price") (global investment management organization) (2007-2015)

•

Various other roles at T. Rowe Price throughout his tenure from 1978 to 2016

Current Public Company Directorships:

•

Columbia Care Inc. (2019-present)

Past Public Company Directorships:

•

T. Rowe Price (1996-2016)

Other Experience and Qualifications: Mr. Kennedy brings to the Board a stockholders' perspective and his expertise in management, finance and leadership, particularly as result of his tenure as President and Chief Executive Officer of T. Rowe Price, a global investment management organization which provides mutual fund, sub-advisory and institutional asset management. Prior to his appointment as President and Chief Executive Officer of T. Rowe Price, Mr. Kennedy served in roles of increasing responsibility at T. Rowe Price since 1978, including equity analysis (1978-1987), Director of Equity Research (1987-1999), and Head of U.S. Equities (1997-2006). Mr. Kennedy also brings executive compensation experience to the Board, having been involved in management compensation since 1987, and served as the Chairman of the Management Compensation Committee at T. Rowe Price for nine years.

2020 Proxy Statement	9

J. Scott Kirby

Age: 52	Select Business Experience:

•

President of the Company (August 2016-present). In December 2019, the Company announced that Mr. Kirby will become Chief Executive Officer of the Company following the Annual Meeting

•

President of American Airlines Group and American Airlines,  Inc. (2013-August 2016)

•

President of US Airways (2006-2013)

Other Experience and Qualifications: As our President, Mr. Kirby is responsible for United's operations, marketing, sales, alliances, network planning and revenue management, among other items. Mr. Kirby has been instrumental in the development and implementation both of the Company's strategic growth plan and its core4 culture. He also has extensive airline industry experience, having served as President of American Airlines Group and American Airlines, Inc. from 2013 to August 2016, as President of US Airways from October 2006 to December 2013 and in other significant leadership roles at US Airways and at America West prior to the 2005 merger of those carriers, including as Executive Vice President, Sales and Marketing (2001-2006); Senior Vice President, e-business (2000-2001); Vice President, Revenue Management (1998-2000); Vice President, Planning (1997-1998); and Senior Director, Scheduling and Planning (1995-1998). Prior to joining America West, Mr. Kirby worked for American Airlines Decision Technologies and at the Pentagon.

10	2020 Proxy Statement

Oscar Munoz

Age: 61 Director Since: 2010 Committees: Executive and Finance	Select Business Experience:

•

Chief Executive Officer of the Company (Sept. 2015-present). In December 2019, the Company announced that following the Annual Meeting, Mr. Munoz will transition from the role of Chief Executive Officer of the Company and assume the role of Executive Chairman of the Board

•

President of the Company (Sept. 2015-Aug. 2016)

•

President and Chief Operating Officer of CSX Corporation ("CSX") (railroad and intermodal transportation services company) (Feb. 2015-Sept. 2015)

•

Executive Vice President and Chief Operating Officer of CSX (2012-2015)

•

Executive Vice President and Chief Financial Officer of CSX (2003-2012)

Past Public Company Directorships:

•

CSX (Feb. 2015-Sept. 2015)

•

Continental (2004-2010)

Other Experience and Qualifications: As our Chief Executive Officer, Mr. Munoz is responsible for the Company's business and ongoing operations and management's efforts to implement the strategic priorities identified by the Board. Mr. Munoz is uniquely suited to inform the Board with respect to these matters. Mr. Munoz has also developed key expertise with respect to all aspects of the airline industry during his tenure as the Company's CEO. In addition, Mr. Munoz provides valuable expertise in management, finance, accounting and auditing to the Board. He developed this expertise during his time as the Company's CEO, as well as through more than 25 years of service prior to joining the Company in key executive positions within the telecommunications, beverage and transportation industries. Prior to joining the Company, Mr. Munoz served as the President and Chief Operating Officer of CSX from February 2015 until September 2015, with responsibility for managing all aspects of CSX's operations across its 21,000-mile network, including transportation, service design, customer service, engineering, mechanical and technology. In this role, Mr. Munoz also oversaw sales and marketing, human resources and information technology. Immediately prior to this role, Mr. Munoz served as Executive Vice President and Chief Operating Officer of CSX. Mr. Munoz also previously served as Executive Vice President and Chief Financial Officer of CSX, with responsibility for management and oversight of all financial, strategic planning, information technology, purchasing and real estate activities of CSX. In addition, he developed extensive experience in the airline industry during his six years of service on the Continental board of directors.

2020 Proxy Statement	11

Edward M. Philip

Independent Age: 54 Director Since: 2016 Committees: Audit, Executive and Nominating/Governance (Chair)	Select Business Experience:

•

Chief Operating Officer of Partners in Health (non-profit healthcare organization) (2013-2017)

•

Special Partner of Highland Consumer Fund (consumer oriented investment fund) (2013-2017)

•

Managing General Partner of Highland Consumer Fund (2006-2013)

•

President and Chief Executive Officer of Decision Matrix Group (research and consulting firm) (2004-2005)

•

Senior Vice President of Terra Networks, S.A. (Spanish internet multinational company) (2000-2004)

Current Public Company Directorships:

•

Hasbro, Inc. (2002-present)

•

BRP Inc. (2005-present)

•

Experience Investment Corp. (2019-present)

Other Experience and Qualifications: Mr. Philip brings to the Board nearly three decades of leadership across the technology, health care and financial services sectors. Mr. Philip was also one of the founding members of the internet search company, Lycos, Inc. During his tenure with Lycos, Mr. Philip held the positions of President, Chief Operating Officer and Chief Financial Officer at different times. Prior to joining Lycos, he spent time as the Vice President of Finance for The Walt Disney Company and a number of years in investment banking.

Edward L. Shapiro

Independent Age: 55 Director Since: 2016 Committees: Compensation, Finance and Public Responsibility	Select Business Experience:

•

Managing Partner of PAR Capital Management, Inc. ("PAR") (investment management firm) (1999-2016)

•

Portfolio Manager, PAR (1997-2016)

Past Public Company Directorships:

•

Global Eagle Entertainment, Inc. (2013-2019)

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Sonifi Solutions (formerly LodgeNet Interactive Corporation) (2010-2012)

•

US Airways (2005-2008)

•

Web.com (formerly Interland) (2001-2005)

Other Experience and Qualifications: Mr. Shapiro brings to the Board financial expertise and an investor's perspective, having served in various capacities at PAR, an investment management firm specializing in investments in travel, media and internet-related companies, from 1997 to 2016. Mr. Shapiro served as Chairman of Global Eagle Entertainment, Inc., a provider of a wide range of connectivity solutions, including portable entertainment solutions, from 2013 to March 2018, and served as lead independent director from March 2018 to June 2019. He also formerly served as Chairman of the board of directors of Lumexis Corporation, an in-seat, inflight entertainment company, and as a member of the boards of directors of Sonifi Solutions, US Airways and Web.com.

12	2020 Proxy Statement

David J. Vitale

Independent Age: 73 Director Since: 2006 Committees: Audit (Chair), Executive and Finance	Select Business Experience:

•

Chairman of the Urban Partnership Bank (2010-2019)

•

Chairman of Duff & Phelps Global Utility Income Fund (2011-present), DNP Select Income Fund, Inc. (2009-present), DTF Tax-Free Income Inc. (2015-present) and Duff & Phelps Utility and Corporate Bond Trust (2015-present) (investment companies)

•

President, Chicago Board of Education (education) (2011-2015)

•

Senior Advisor to the Chief Executive Officer of the Chicago Public Schools (education) (2007-2008)

•

Chief Administrative Officer of the Chicago Public Schools (2003-2007)

Current Registered Investment Company Directorships:

•

Duff & Phelps Global Utility Income Fund (2011-present)

•

DTF Tax-Free Income Inc. (2005-present)

•

Duff & Phelps Utility and Corporate Bond Trust (2005-present)

•

DNP Select Income Fund, Inc. (2000-present)

Past Public Company Directorships:

•

Alion Science & Technology Corporation (2009-2014)

Other Experience and Qualifications: Mr. Vitale provides valuable financial and management expertise to the Board through many years of experience in significant business roles. Mr. Vitale previously served as the Chairman of the Urban Partnership Bank and as President of the Chicago Board of Education, where he was responsible for governance, organizational and financial oversight of the Chicago Public Schools. Mr. Vitale has acted both as Chief Administrative Officer of the Chicago Public Schools and Senior Advisor to the Chief Executive Officer of the Chicago Public Schools, where he provided oversight for all educational departments, including finance, operations, human resources, technology and procurement. He brings to the Board expertise on the audit committee function, having served on the Audit Committee of Alion Science & Technology Corporation. He brings additional leadership experience to the Board by serving as Chairman of Duff & Phelps Global Utility Income Fund, DNP Select Income Fund,  Inc., DTF Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond Trust. Through his extensive professional roles, Mr. Vitale gained experience in a number of industries, including education, banking, financial services and investment management.

2020 Proxy Statement	13

James M. Whitehurst

Independent Age: 52 Director Since: 2016 Committees: Compensation, Finance and Nominating/Governance	Select Business Experience:

•

President, International Business Machines Corporation ("IBM") (April 2020-present)

•

Senior Vice President, IBM and Chief Executive Officer of Red Hat, Inc. ("Red Hat") (provider of open source enterprise IT products and services) (2019-April 2020).

•

President and Chief Executive Officer of Red Hat (2008-2019)

•

Chief Operating Officer of Delta Air Lines, Inc. ("Delta") (2005-2007)

•

Chief Network and Planning Officer of Delta (2004-2005)

•

Senior Vice President—Finance, Treasury and Business Development of Delta (2002-2004)

Past Public Company Directorships:

•

Red Hat (2008-2019)

•

SecureWorks Corp. (2016-2019)

•

DigitalGlobe, Inc. (2009-2016)

Other Experience and Qualifications: Mr. Whitehurst provides valuable business expertise in addition to airline industry knowledge to the Board. Prior to IBM and Red Hat, Mr. Whitehurst spent six years at Delta, where he managed airline operations and drove significant international expansion as Chief Operating Officer. Mr. Whitehurst helped put Delta back on firm footing as it emerged from bankruptcy in 2007. Before Delta, he held several corporate development leadership roles at The Boston Consulting Group, with clients across a wide range of industries.

Directors to be Elected by the Holders of Other Classes of Stock

          The following classes of directors are to be elected by the holders of certain classes of our stock other than Common Stock.

  THE HOLDERS OF COMMON STOCK DO NOT VOTE ON THE ELECTION OF THE FOLLOWING DIRECTORS.

          Each nominee was previously elected or appointed by the holder of the applicable class of our preferred stock and has served continuously as a director since the date of his first election or appointment. If a nominee unexpectedly becomes unavailable before election, or we are notified that a substitute nominee has been selected, votes will be cast pursuant to the authority granted by the proxies from the respective holder(s) for the person who may be designated as a substitute nominee.

ALPA Director—Elected by the Holder of Class Pilot MEC Junior Preferred Stock

          One director (the "ALPA director") is to be elected by the holder of our Class Pilot MEC Junior Preferred Stock, the United Airlines Pilots Master Executive Council of Air Line Pilots Association, International (the "ALPA MEC"). The ALPA MEC has nominated and intends to elect Todd M. Insler as the ALPA director. The Board has recommended that the ALPA MEC vote FOR Captain Insler.

          Captain Insler is a current employee of the Company. His compensation for his role as a United pilot is determined under the collective bargaining agreement between United and the Air Line Pilots

14	2020 Proxy Statement

Association ("ALPA"). Captain Insler does not receive any cash or equity compensation for his service as the ALPA director.

Todd M. Insler

Age: 51 Director Since: 2016 Committees: Public Responsibility	Select Business Experience:

•

Master Executive Council Chairman of ALPA MEC (2016-present)

•

Captain, United Boeing 767 (2015-present)

•

Captain, Airbus A320 Aircraft (2010-2015)

Other Experience and Qualifications: Captain Insler provides valuable management expertise and knowledge of aviation and airline services to the Board. Captain Insler has served in key labor union management positions within ALPA, including Chairman of the MEC Grievance Committee, member of the United Pilots' System Board of Adjustment and member of the ALPA National Information Technology Advisory Committee. In addition, Captain Insler has served as a captain for Boeing 767 aircraft since October 2015 and previously as a captain for Airbus A320 aircraft.

IAM Director—Elected by the Holder of Class IAM Junior Preferred Stock

          One director (the "IAM director") is to be elected by the holder of our Class IAM Junior Preferred Stock, the International Association of Machinists and Aerospace Workers (the "IAM"). The IAM has nominated and intends to elect Sito J. Pantoja as the IAM director. The Board has recommended that the IAM vote FOR Mr. Pantoja.

Sito J. Pantoja

Age: 63 Director Since: 2016 Committees: Public Responsibility	Select Business Experience:

•

General Vice President of the IAM Transportation Department (2012-present)

•

IAM Transportation Department Chief of Staff (2005-2012)

Other Experience and Qualifications: Mr. Pantoja provides valuable management expertise and knowledge of aviation and airline services to the Board. In addition to his current position, Mr. Pantoja has served in key labor union management positions such as the IAM's representative to the Federal Aviation Administration's Rulemaking Advisory Committee and as a board member of the Guide Dogs of America.

2020 Proxy Statement	15

Corporate Governance

          We are committed to high standards of corporate governance and to conducting our business ethically and with integrity and professionalism. In furtherance of these commitments, the Board has adopted Corporate Governance Guidelines developed and recommended by the Nominating/Governance Committee, which are available on the Company's website, ir.united.com, by following the link "Corporate Governance" and selecting "Corporate Governance Guidelines" under the heading "Governance Documents."

Corporate Governance Guidelines

          The Nominating/Governance Committee monitors developments in laws, regulations and best practices relating to corporate governance and periodically recommends to the Board the adoption of amendments to the Corporate Governance Guidelines to reflect those developments. The current Corporate Governance Guidelines provide for the governance practices described below.

          Independence.    Our Corporate Governance Guidelines require that a majority of the Board be "independent" under the criteria for independence established by the rules of the Nasdaq Stock Market LLC (the "Nasdaq Listing Rules") and any other applicable rules or regulations, and the Board has adopted categorical standards to assist it in determining whether a director has any direct or indirect material relationship with the Company. Please see "Director Independence" below for a discussion of the Board's independence determinations.

          Limitation on Board Service.    None of our directors is permitted to serve on the board of directors of more than four other public companies. In addition, no director who is an active chief executive officer or the equivalent of another public company is permitted to serve on the boards of more than two other public companies. No member of the Company's management is permitted to serve on the board of directors of another company if an independent director of the Company serves as the chairman, chief executive officer or president of such other company.

          Retirement Age for Directors.    No candidate is eligible for election or reelection as a director if at the time of such election he or she is 75 or more years of age, unless the Board affirmatively determines otherwise.

          Changes in Business or Professional Affiliations or Responsibilities.    If a director experiences a substantial change in his or her principal business or professional affiliations or responsibilities during his or her term on the Board, the director is required to volunteer to resign from the Board. The Board, through the Nominating/Governance Committee (excluding the director who volunteered to resign, if a member of the Nominating/Governance Committee), will have the opportunity to review the continued appropriateness of the director's Board membership under the particular circumstances, and shall determine whether to accept such resignation.

          Conflicts of Interest.    Our Corporate Governance Guidelines require any director with a potential conflict of interest to disclose the matter to the Chairman of the Board and the Lead Director (if appointed at the time, as defined below) before any decision is made related to the matter. If the Chairman of the Board and the Lead Director, in consultation with legal counsel, determine that a conflict exists, or that the perception of a conflict is likely to be significant, then the director is obligated to recuse himself or herself from any discussion or vote related to the matter.

          Lead Director.    Pursuant to our Corporate Governance Guidelines, in the event that the Chairman of the Board is not an independent director, the independent directors may designate a lead director from among the independent directors (the "Lead Director"). If the independent directors do not designate a Lead Director, then the Chairman of the Nominating/Governance Committee will become the Lead Director

16	2020 Proxy Statement

on an ex officio basis. Following the Annual Meeting, Mr. Philip will become the Lead Director of the Board when Mr. Munoz assumes the role of Executive Chairman following his transition from the role of Chief Executive Officer.

          The Lead Director's responsibilities include, but are not limited to, the following: consulting with the Chairman of the Board to determine the agenda for Board meetings; presiding at all meetings of the Board at which the Chairman of the Board is not present, including executive sessions of the independent directors; serving as liaison between the Chairman of the Board and the independent directors; approving information sent to the Board; approving meeting agendas for the Board; approving meeting schedules to assure that there is sufficient time for discussion of all agenda items; having the authority to call meetings of the independent directors; coordinating the agenda for moderating sessions of the Board's independent directors; assisting the Board in assuring compliance with and implementation of the Corporate Governance Guidelines; and, if requested by major stockholders, ensuring that he or she is available for consultation and direct communication.

          Annual Performance Evaluation of the Board.    The Nominating/Governance Committee develops, recommends to the Board and coordinates the annual performance evaluation of the Board to determine whether the Board is functioning effectively and meeting its objectives and goals. Each of the Audit Committee, Compensation Committee, Executive Committee, Finance Committee, Nominating/Governance Committee and the Public Responsibility Committee separately perform annual self-evaluations. The collective evaluation results are reported by the committee chair to the full committee for discussion. In addition, the Nominating/Governance Committee periodically performs an evaluation of each director's individual performance.

          Annual Meeting Attendance.    Our directors are expected to attend each annual meeting of stockholders absent exceptional reasons. All of our incumbent directors attended the 2019 annual meeting of stockholders.

Bylaws, Committee Charters and Other Policies

          In addition to those practices established by our Corporate Governance Guidelines, our Amended and Restated Bylaws (the "Bylaws"), the charters of the Board committees and our other Company policies provide for the following significant corporate governance practices:

  •
  All of the members of the Board are elected annually by our stockholders.

  •
  The Board and each of its committees have the authority to retain outside consultants or advisers at the Company's expense as the directors deem necessary or appropriate.

  •
  Our stockholders have the right to submit director nominees to the Board to be included in the Company's annual proxy statement, known as "proxy access." Stockholders are eligible to use proxy access if they (individually or together with a group of up to 20 stockholders) own 3% or more of the Company's capital stock entitled to vote in the election of directors. In addition, such stockholder (or group) must have owned such stock continuously for at least three years. Our proxy access allows any eligible stockholder (or group) to nominate director candidates constituting up to the greater of two or 20% of the Board elected by the holders of Common Stock (subject to reduction in certain circumstances), provided that the stockholder (or group) and each nominee satisfy the requirements specified in the Bylaws.

2020 Proxy Statement	17

Prohibition on Hedging and Pledging

          Under our securities trading policy, our officers, directors and certain other management employees are prohibited from engaging in speculative and derivative trading, short-selling, or otherwise hedging our securities. This restriction includes the purchase and sale of puts, calls, warrants, options, forward-sale contracts, prepaid collars and similar derivative instruments.

          Our officers, directors and certain other management employees are also prohibited from pledging our securities.

Director Independence

          In connection with the annual determination of director independence, the Board has adopted the following categorical standards as part of the Corporate Governance Guidelines to assist the Board in determining whether a director has any direct or indirect material relationship with the Company.

          Under the categorical standards adopted by the Board, a director is not independent if:

  •
  The director is, or at any time during the past three years was, employed by the Company.

  •
  The director accepted or has a family member who accepted any compensation from the Company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the determination of independence, other than the following:

      •
      compensation for Board or Board committee service;

      •
      compensation paid to a family member who is an employee (other than an executive officer) of the Company; or

      •
      benefits under a tax-qualified retirement plan, or non-discretionary compensation.

  •
  The director is a family member of an individual who is, or at any time during the past three years was, employed by the Company as an executive officer.

  •
  The director is, or has a family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:

      •
      payments arising solely from investments in the Company's securities; or

      •
      payments under non-discretionary charitable contribution matching programs.

  •
  The director is, or has a family member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the Company serve on the compensation committee of such other entity.

  •
  The director is, or has a family member who is, a current partner of the Company's outside auditor, or was a partner or employee of the Company's outside auditor who worked on the Company's audit at any time during any of the past three years.

18	2020 Proxy Statement

          The Board has also considered the purchase of the Company's air carrier services in the ordinary course by the employer of any director who is actively employed, and has determined that such purchases are immaterial in amount and significance, and therefore do not preclude a finding of independence for such director.

          For purposes of these categorical standards, (i) a "family member" of a director includes a director's spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person's home, and (ii) the "Company" means United Airlines Holdings, Inc. and its direct and indirect subsidiaries. In connection with the determination of director independence, the Nominating/Governance Committee reviewed the categorical standards adopted by the Board together with the Nasdaq Listing Rules and other applicable legal requirements. The Nominating/Governance Committee also reviewed information compiled from the responses to questionnaires completed by each of the directors, information derived from the Company's corporate and financial records and information available from public records.

          Consistent with the recommendation of the Nominating/Governance Committee, the Board has applied these independence tests and standards to each of the current directors and nominees for director. The Board has affirmatively determined that each of Mses. Corvi, Garvey and Hooper, and Messrs. Harford, Isaacson, Kennedy, Philip, Shapiro, Vitale and Whitehurst qualify as "independent" under the applicable independence tests and standards. Messrs. Kirby, Munoz and Pantoja and Captain Insler do not qualify as "independent" under the applicable tests and standards. Messrs. Kirby and Munoz are not independent as they serve as executive officers and employees of the Company. Captain Insler is not independent because he is an employee of United Airlines. Mr. Pantoja is not independent because he is affiliated with the IAM, a union that represents certain of the Company's employees. William R. Nuti, who retired from the Board in May 2019, was also determined to be independent. Please see "Proposal No. 1: Election of Directors" above for a list of all nominees, together with biographical summaries for the nominees, including each individual's business experience, directorships and other qualifications.

Majority Voting; Resignation Policy

          The Bylaws and the Corporate Governance Guidelines provide that directors will be elected by a majority of votes cast in uncontested elections and a plurality vote in contested elections. When a majority vote standard applies, the Corporate Governance Guidelines require any incumbent director who fails to receive a majority of the votes cast in an uncontested election to tender his or her resignation to the Board promptly following certification of the stockholders' vote. The Nominating/Governance Committee will consider the tendered resignation, and recommend to the Board whether to accept or reject the resignation offer, or whether other action should be taken. The Board is expected to act on the recommendation within 120 days following certification of the stockholders' vote and will promptly disclose its decision regarding whether to accept the director's resignation offer through a press release, a Current Report on Form 8-K, or other means of public disclosure deemed appropriate. The director who tenders his or her resignation will not participate in the recommendation of the Nominating/Governance Committee or the decision of the Board with respect to his or her resignation.

Board Meetings

          The Board meets regularly on previously determined dates, and special meetings are scheduled when required. The Board held seven meetings in 2019. During 2019, each of the incumbent directors attended at least 75% of the total number of meetings of the Board and each committee of which he or she was a member. As indicated above under "Corporate Governance Guidelines—Annual Meeting Attendance," our directors are also expected to attend each annual meeting of stockholders absent exceptional reasons.

2020 Proxy Statement	19

Executive Sessions of Non-Management Directors

          Our non-management directors regularly meet separately in executive session outside the presence of management directors. Our Corporate Governance Guidelines provide that the independent Chairman of the Board or Lead Director (in the event the Chairman of the Board is not independent) preside over non-management director executive sessions. In addition, our Corporate Governance Guidelines require our independent directors to meet outside the presence of management and the other directors at least twice per year, with the independent Chairman or Lead Director, as applicable, also presiding over such sessions.

Board Leadership Structure

          The Board has the responsibility for selecting the appropriate leadership structure for the Company. Our Corporate Governance Guidelines state that the offices of the Chairman of the Board and Chief Executive Officer may be either combined or separated, in the Board's discretion.

          The Board is currently led by an independent Chairman, Ms. Garvey. As previously disclosed, Ms. Garvey will retire from the Board at the end of her current term at the Annual Meeting. Following the Annual Meeting, Mr. Munoz will transition from the role of Chief Executive Officer of the Company and assume the role of Executive Chairman of the Board. At such time, pursuant to a selection process conducted by the independent directors, Mr. Philip will become Lead Director. The Board believes that this structure is appropriate for the Company because it allows Mr. Munoz, with his unique experience having served as Chief Executive Officer, to lead the Board and to support Mr. Kirby during this time of transition. The Board also believes that the appointment of a Lead Director provides effective oversight and reinforces the Board's independence during this time.

Board Oversight of Risk Management

          The Board considers effective risk oversight an important priority. As we consider risks in connection with virtually every business decision, the Board discusses risk throughout the year generally and also in connection with specific proposed actions. The Board's approach to risk oversight includes understanding the critical risks in the Company's business and strategy, evaluating the Company's risk management processes, allocating responsibilities for risk oversight among the full Board and its committees, and fostering an appropriate culture of integrity and compliance with legal and ethical responsibilities.

          The Board exercises its oversight of our risk management policies and practices primarily through its committees, as described below, which regularly report back to the Board regarding their risk oversight activities.

  •
  The Audit Committee oversees the Company's risk assessment and risk management policies and strategies with respect to major business risk exposures (taking into account the risk assessment and risk management policies and strategies managed through the Company's Finance Committee), including risks related to the Company's financial statements, the financial reporting process, accounting and certain legal and compliance matters and data privacy, network security and other cyber risks. The Audit Committee also oversees the internal audit function and the Company's ethics and compliance program.

  •
  The Finance Committee oversees the Company's management of certain financial, operating and economic risks, including the Company's hedging strategies related to fuel, foreign currency and interest rates, various insurance programs, including coverage for property, casualty, fiduciary and political risk and directors and officers liability, and certain legal and regulatory matters that may have a material impact on the Company's financing or risk management activities (taking into

20	2020 Proxy Statement

    account the review of the Company's risk assessment and risk management policies and strategies managed through the Company's Audit Committee).

  •
  The Compensation Committee periodically reviews the potential risks arising from our compensation policies, practices and programs in light of the Company's risk profile and risk management process, as well as risk-mitigating features and controls, to determine whether any such risks are material to the Company. In reviewing our compensation program design, the Compensation Committee engages in discussions with its independent compensation consultant and management regarding potential risks arising from our compensation policies, practices and programs. Compensation risk is assessed in the context of compensation program design, setting of performance targets, certifying performance against targets, compensation risk in the context of overall risk procedures and our broad-based compensation programs. Based on those discussions and a 2019 compensation risk assessment, the Compensation Committee determined that the structure of the Company's compensation policies, practices and programs in place at that time did not create any risks that were reasonably likely to have a material adverse effect on the Company. In reaching this determination, the Compensation Committee considered certain of our compensation policies, practices and program features including: oversight by an independent compensation committee; our balance of base pay combined with short- and long-term incentives that reward both absolute and relative performance measures, as well as strategic objectives and individual performance; 2019 long-term incentives include time-vested restricted share unit awards, which help to further balance performance results and contain the overall volatility of outstanding incentives; our annual incentive awards include a cap on maximum payout opportunities which mitigates against excessive earn-out potentials; performance awards occur annually, resulting in overlapping performance periods that even out business cycles and introduce multiple-year incentive horizons; use of multiple performance metrics to create a further balance of rewards; payout timing over multi-year and overlapping performance periods; the inclusion of consistent performance metrics and incentives across performance periods; the inclusion of a profitability gate for the annual incentive and a discretionary gate for the other cash incentives based on the Company's having an adequate cash balance; the Compensation Committee retains discretion to reduce the annual incentive payouts below the formulaic performance results; inclusion of equity incentives and stock ownership guidelines that discourage short-term risks that disadvantage long-term stock price; our compensation claw-back policy and inclusion of claw-back provisions in our programs; and securities trading policies that prohibit pledging and hedging of our securities, including our Common Stock, by our officers and directors. In addition, the Compensation Committee receives input from an independent compensation consultant regarding program design, including risks associated with plan design features. Considerable support and analysis accompanies the target setting process, and targets are established based on the Company's Board-approved budgets, updated forecast information and long-term operating plan. The Compensation Committee certifies performance against our targets based on results reviewed by our internal audit group before any payments are made.

  •
  The Nominating/Governance Committee periodically reviews the risks arising from our corporate governance policies and practices, including the structure and performance of the Board, its committees and our individual directors. The Nominating/Governance Committee also reviews and oversees the Company's succession planning process for executive officers.

  •
  The Public Responsibility Committee oversees social, political, safety and environmental issues that could pose significant risk to the Company's reputation, business or performance.

          Additionally, starting in the first quarter of 2020, the Board has been meeting regularly to consider and discuss updates on the Company's management of the COVID-19 pandemic, including with regard to the Company's operations, financial position and liquidity, communications strategy, personnel management and government affairs engagement, among other items.

2020 Proxy Statement	21

          While the Board oversees risk management, the Company's management is charged with identifying and managing the risks. The Company has robust internal processes and a strong internal control environment to identify and manage risks and to communicate with the Board about these risks. These include an enterprise risk management program, an enterprise risk management committee, an ethics and compliance program, and comprehensive internal and external audit processes. The Board receives periodic reports on each of these aspects of the Company's risk management process. In addition, the Board, through the Audit and Finance Committees, participates in the enterprise risk management process by providing feedback on management's identification and assessment of the key risks facing the Company.

Communications with the Board

          Stockholders and other interested parties may contact the Board as a whole, or any individual member, including the Chairman or the non-management or independent directors as a group, by one of the following means: (i) writing to the Board of Directors, United Airlines Holdings, Inc., c/o the Corporate Secretary's Office, 233 S. Wacker Drive, Chicago, Illinois 60606; or (ii) emailing the Board at UALBoard@united.com.

          Stockholders may communicate with the Board on an anonymous or confidential basis. The Board has designated the Executive Vice President and Chief Administrative Officer and the Corporate Secretary's Office as its agents for receipt of communications. All communications will be received, processed and initially reviewed by the Corporate Secretary's Office. The Corporate Secretary's Office generally does not forward communications that are not related to the duties and responsibilities of the Board, including junk mail, service complaints, employment issues, business suggestions, job inquiries, opinion surveys and business solicitations. The Corporate Secretary's Office maintains communications and they are available for review by any member of the Board at his or her request.

Code of Ethics and Business Conduct

          The Company has adopted a code of ethics, the "Code of Ethics and Business Conduct," for directors, officers (including the Company's principal executive officer, principal financial officer and principal accounting officer), employees and third-party representatives such as contractors, consultants and agents of the Company and its subsidiaries. The code serves as a "Code of Ethics" as defined by SEC regulations and Nasdaq Listing Rules. The code is available on the Company's website, ir.united.com, by following the link "Corporate Governance" and selecting "Code of Ethics and Business Conduct" under the heading "Governance Documents."

Environmental Sustainability

          United is committed to building a sustainable future as part of its long-term strategy and strives to minimize its environmental impact. In 2019, United received an A-score from the Carbon Disclosure Project for its strategy and actions to reduce the company's environmental impact, marking the sixth consecutive year that United led the U.S. airline industry in this assessment. Through its Eco-Skies program, the Company continuously looks for ways to reduce its environmental footprint, with efforts focused on (i) fuel efficiency and emissions reduction; (ii) the development and use of sustainable fuel sources; (iii) sustainable products and materials management; and (iv) partnering with customers and stakeholders to promote sustainability and protect the environment.

          Fuel efficiency and emissions reduction.    Improving fuel efficiency is critical to the Company's ability to manage its carbon footprint. In 2018, the Company announced a pledge to reduce its greenhouse gas emissions by 50 percent relative to 2005 levels by the year 2050, and it is taking various actions that are expected to help reduce its carbon dioxide emissions over time. United has made significant investments in a modern, fuel-efficient fleet, including 15 new aircraft delivered in 2019. The Company is also implementing

22	2020 Proxy Statement

operational and procedural changes to drive fuel conservation. For example, over 4,000 of the Company's ground service equipment around the world are electric or use alternative fuels. United also has LEED certified buildings in Chicago, Houston and San Francisco and continues to evaluate ways to reduce its non-fuel energy use at other facilities in the Company's network.

          Sustainable fuel sources.    United is working with strategic partners to generate sustainable aviation fuel to enable the Company to reduce its emissions and provide energy diversification. The Company uses sustainable aviation fuel from World Energy in its daily operations at Los Angeles International Airport and has sourced more than four million gallons of sustainable aviation fuel since 2016. Additionally, in 2019, the Company renewed its contract with World Energy with the option to purchase up to 10 million gallons of sustainable aviation fuel through May 2021. In 2015, the Company made a $30 million equity investment in Fulcrum BioEnergy, Inc., a company that has developed a process for transforming municipal solid waste into low carbon transportation fuels ("Fulcrum"), and entered into a long-term supply agreement with Fulcrum which provides United with the opportunity to purchase at least 90 million gallons of sustainable aviation fuel a year for a minimum of 10 years from Fulcrum, subject to availability.

          Sustainable products and materials management.    United is focused on responsibly managing and reducing the waste generated onboard its aircraft, in airports and throughout its operations. In 2019, United diverted over 36,000 pounds of obsolete seat covers from landfills by downcycling the covers to shredded fabric that is reusable for other products, such as insulation and carpet padding.

          Eco-Skies partners.    United partners with its employees, customers, airports, suppliers and governmental organizations to advance its sustainability efforts and protect the environment. For example, United has worked with Conservation International since 1998 as part of its Business & Sustainability Council, a community of companies committed to leveraging their business experiences and resources to protect nature for the benefit of humanity. In addition, together with Audubon International and the Port Authority of New York and New Jersey, United launched the Raptor Relocation Program to protect kestrels, hawks, owls and other birds in and around New York-area airports and resettle them to more suitable habitats. In 2019, the Company and Audubon International expanded this program to San Francisco International Airport.

          Additional information on United's commitment to environmental sustainability is available at united.com/ecoskies.

Community Engagement

          At United, we believe in connecting people, and that every action we take to positively impact our community counts. The Company focuses its community engagement on (i) investing in communities where our employees and customers live and work; (ii) lifting up communities impacted by disaster; (iii) breaking down barriers and promoting inclusion; (iv) inspiring the next generation of leaders; and (v) flying towards a more sustainable future.

          Investing in communities where our employees and customers live and work.    United is committed to investing in the communities where its employees and customers live and work. In 2019, United launched "Miles on a Mission," a first-of-its-kind crowdsourcing platform through which eligible non-profit organizations and charities can raise miles for their organizations' travel needs and customers can donate miles. In 2019, United customers donated more than 13 million miles and United donated an additional 3.4 million miles, totaling over 16 million miles, to the Miles on a Mission program. Additionally, United employee-volunteers supported projects both in their local communities as well as projects on a global scale. Since 2017, United employees have assembled more than one million meal kits to be distributed to more than 10 countries around the world in partnership with Rise Against Hunger. In 2019, United employees contributed more than 107,000 volunteer service hours to Company-sponsored community outreach projects and to other organizations of their choice.

2020 Proxy Statement	23

          Lifting up communities impacted by disaster.    United is committed to supporting communities impacted by disaster. Since 2013, United, its employees and customers have raised nearly $10 million and shipped more than one million pounds of relief supplies to impacted areas. In 2019, United donated $1.6 million to Feeding America and regional foodbanks in support of families who needed assistance due to loss of income resulting from the federal government shutdown. The Company also made $165,000 in direct donations to funds providing assistance to those impacted by the California wildfires and worked with the American Red Cross to provide approximately 5,000 blankets to shelters across the state of California. In January 2020, the Company donated $250,000 toward the Ellen DeGeneres Show's campaign to raise $5 million to aid in relief efforts for the Australian wildfires and matched $50,000 in donations to the Australian Wildfire Relief Fund created by GlobalGiving's Disaster Recovery Network.

          Breaking down barriers and promoting inclusion.    At United, we strive to create a true sense of human connection to demonstrate how we lead with heart and value every individual's unique needs. United has a global partnership with Special Olympics and shares Special Olympics' mission of creating a world where all are included and given the chance to participate. Since 2017, United employees have spent more than 12,000 hours volunteering with Special Olympics.

          Inspiring the next generation of leaders.    United is committed to inspiring future generations of aviation leaders by supporting K-12 STEM education, college and career readiness and workforce development. As the official airline of Global Glimpse, United provides transportation to more than 1,000 students and their teachers to participate in service-learning trips to Ecuador, Panama and the Dominican Republic each summer. In 2019, United hosted more than 500 girls from diverse backgrounds at 14 locations around the world for Girls in Aviation Day to encourage their excitement and interest in aviation. Also, in 2019, United sponsored 43 primary and middle school educators from the Company's hub markets to participate in Air Camp's four-day professional development program for teachers, inspiring them to confidently incorporate aviation and STEM concepts into their classrooms and potentially reaching up to 170,000 students annually.

          Flying towards a more sustainable future.    In support of the Company's environmental sustainability initiatives, United engages in projects designed to reduce landfill waste and support those in need. United is proud to be the first airline to partner with Clean the World, an organization that works to prevent millions of hygiene-related deaths each year. Through the Company's partnership with Clean the World, United collects approximately 50,000 pounds of unused premium cabin amenity kits annually and recycles the products in them to support disaster relief, homeless shelters and aid organizations around the world.

Nominations for Directors

          As described below, our Nominating/Governance Committee identifies and recommends for nomination individuals qualified to be Board members, other than directors elected by holders of preferred stock of the Company (the ALPA director and the IAM director). The Nominating/Governance Committee identifies directors through a variety of means, including suggestions from members of the Nominating/Governance Committee and the Board, as well as suggestions from Company officers, employees and stockholders. The Nominating/Governance Committee may retain a search firm to identify director candidates (other than those elected by holders of preferred stock of the Company).

          In addition, the Nominating/Governance Committee considers candidates for director suggested by stockholders. Holders of Common Stock may submit director candidates for consideration (other than those elected by holders of preferred stock of the Company) by writing to the Chairman of the Nominating/Governance Committee, United Airlines Holdings, Inc., c/o the Corporate Secretary's Office, 233 S. Wacker Drive, Chicago, Illinois 60606. Stockholders must provide the recommended candidate's name, biographical data, qualifications and other information required by Section 2.10 of the Bylaws with respect to director nominations by stockholders.

24	2020 Proxy Statement

          A candidate for election as a director of the Board (other than those elected by holders of preferred stock of the Company) should possess a variety of characteristics. Candidates for director recommended by stockholders must be able to fulfill the independence standards established by the Board as set forth in Nasdaq Listing Rules, any other applicable rules or regulations, and the Company's Corporate Governance Guidelines as outlined above under "Director Independence."

          Submissions of candidates who meet the criteria for director nominees approved by the Board will be forwarded to the Chairman of the Nominating/Governance Committee for further review and consideration. The Nominating/Governance Committee reviews the qualifications of each candidate and makes a recommendation to the full Board. The Nominating/Governance Committee considers all potential candidates in the same manner and by the same standards regardless of the source of the recommendation and acts in its discretion in making recommendations to the full Board. Any invitation to join the Board (other than with respect to any director who is elected by holders of preferred stock of the Company) is extended by the entire Board through the Chairman of the Board or the Chairman of the Nominating/Governance Committee.

          In addition to recommending director candidates to the Nominating/Governance Committee, stockholders may also, pursuant to procedures established in the Bylaws, directly nominate one or more director candidates to stand for election at an annual or special meeting of stockholders. For an annual meeting of stockholders, a stockholder wishing to make such a nomination must deliver written notice of the proposed nomination to the Secretary of the Company not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. For a special meeting of stockholders, a stockholder wishing to make such a nomination must deliver written notice of the nomination to the Secretary of the Company not earlier than 120 days prior to the date of such special meeting and not later than the close of business on the later of: (x) 90 days prior to the date of such special meeting; and (y) 10 days following the day on which public announcement is first made of the date of such special meeting. In either case, a notice of nomination submitted by a stockholder must include information concerning the nominating stockholder and the stockholder's nominee(s) as required by the Bylaws.

          In accordance with the Bylaws, stockholders may also submit director nominees to the Board to be included in the Company's annual proxy statement, known as "proxy access." Stockholders who intend to submit director nominees for inclusion in the Company's proxy materials for the 2021 annual meeting of stockholders must comply with the requirements of proxy access as set forth in the Bylaws. The stockholder or group of stockholders who wish to submit director nominees pursuant to proxy access must deliver the required materials to the Company not less than 120 days nor more than 150 days prior to the anniversary of the date that the Company first mailed its proxy materials for the annual meeting of the previous year.

          Although the Company does not have a formal policy on Board diversity, the Board seeks independent directors with diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. The Nominating/Governance Committee is committed to actively seeking women and minority candidates for the pool from which director candidates are chosen. A candidate for director should have experience in positions with a high degree of responsibility and be selected based upon contributions he or she can make to the Board and upon his or her willingness to devote adequate time and effort to Board responsibilities. In making this assessment, the Nominating/Governance Committee will consider the number of other boards on which the candidate serves and the other business and professional commitments of the candidate. The candidate should also have the ability to exercise sound business judgment to act in what he or she reasonably believes to be in the best interests of the Company and its stockholders. As described above, no candidate is eligible for election or reelection as a director if at the time of such election he or she is 75 or more years of age, unless the Board affirmatively determines otherwise.

2020 Proxy Statement	25

Committees of the Board

          The Board has six standing committees: Audit, Compensation, Executive, Finance, Nominating/Governance and Public Responsibility. The Audit Committee, Compensation Committee and Nominating/Governance Committee are comprised solely of independent directors. The chart below shows the current membership of each committee and a summary of the functions performed by each committee.

COMMITTEE MEMBERSHIP

	AUDIT	COMPENSATION	EXECUTIVE	FINANCE	NOMINATING/ GOVERNANCE	PUBLIC RESPONSIBILITY
Carolyn Corvi	M		M	C

Jane C. Garvey			C		M	M

Barney Harford				M	M	M

Michele J. Hooper*	M	M			M

Todd M. Insler						M

Walter Isaacson			M		M	C

James A. C. Kennedy		C	M	M

Oscar Munoz			M	M

Sito J. Pantoja						M

Edward M. Philip*	M		M		C

Edward L. Shapiro		M		M		M

David J. Vitale*	C		M	M

James M. Whitehurst		M		M	M

Key:
M = Committee Member

C = Committee Chair

* = Audit Committee Financial Expert

  Audit Committee

          The Audit Committee met eight times during 2019 and has a written charter adopted by the Board, which is available on the Company's website, ir.united.com, by following the link "Corporate Governance" and selecting "Audit Committee Charter" under the heading "Governance Documents." All of the members of the Audit Committee are independent as defined by the applicable Nasdaq Listing Rules and SEC standards. The Board has determined that each of the Audit Committee members satisfies the financial literacy requirements under the Nasdaq Listing Rules, and that each of Ms. Hooper and Messrs. Philip and Vitale qualifies as an "audit committee financial expert" as defined by SEC regulations.

          The purpose of the Audit Committee is to: (i) oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements; (ii) assist the Board in fulfilling its responsibility to oversee: (a) the integrity of the Company's financial statements and the adequacy of the Company's system of disclosure controls and internal controls over financial reporting; (b) the Company's compliance with legal and regulatory requirements and ethical standards; (c) the independent auditors' qualifications and independence; and (d) the performance of the Company's internal audit function and independent auditors; (iii) provide an open avenue of communication between the independent auditors, the internal auditors, management and the Board; and (iv) prepare an audit committee report as required by the SEC, which is set forth in this proxy statement under "Audit Committee Report."

26	2020 Proxy Statement

          In discharging its duties, the Audit Committee has the authority to conduct or authorize investigations or studies into any matters within the Audit Committee's scope of responsibilities. The Audit Committee can form and delegate authority to subcommittees. It also has the authority, without further Board approval, to obtain, at the expense of the Company, advice and assistance from internal or external legal, accounting or other advisers as it deems advisable.

  Compensation Committee

          The Compensation Committee met nine times during 2019 and has a written charter adopted by the Board, which is available on the Company's website, ir.united.com, by following the link "Corporate Governance" and selecting "Compensation Committee Charter" under the heading "Governance Documents." All of the members of the Compensation Committee are independent as defined under the Nasdaq Listing Rules.

          The Compensation Committee is responsible for, among other things: (i) overseeing the administration of the Company's compensation plans (other than plans covering only directors of the Company), including the equity-based plans and executive compensation programs of the Company; (ii) discharging the Board's responsibilities relating to the performance evaluation and compensation of the Company's officers, including the Company's Chief Executive Officer; and (iii) preparing the compensation committee report required by the SEC to be included in the annual proxy statement, which is set forth in this proxy statement under "Executive Compensation—Compensation Committee Report." The Compensation Committee also is responsible for reviewing and discussing with management the Compensation Discussion and Analysis (the "CD&A"), and based on such discussions, determining whether to recommend to the Board that the CD&A be included in the Company's annual proxy statement or annual report on Form 10-K, as applicable. The Compensation Committee also reviews and makes recommendations to the Board with respect to the adoption (or submission to stockholders for approval) or amendment of executive incentive compensation plans and all equity-based compensation plans for the Company (other than equity-based plans covering only directors of the Company). Furthermore, the Compensation Committee exercises the powers and performs the duties, if any, assigned to it from time to time under any compensation or benefit plan of the Company or any of its subsidiaries.

          The Compensation Committee performs a review, at least annually, of the goals and objectives of the Company and establishes the goals and objectives for the Chief Executive Officer. In addition, the Compensation Committee annually evaluates the performance of the Chief Executive Officer, including evaluating the Chief Executive Officer's performance in light of the goals and objectives relevant to his compensation and discusses that evaluation with the Board. The Compensation Committee has the sole authority to set the Chief Executive Officer's compensation based on this evaluation and the Company's compensation philosophy. The Compensation Committee also reviews and determines at least annually the compensation of each other executive officer of the Company. In addition to the Chief Executive Officer, the Compensation Committee oversees the annual performance evaluation process of the other executive officers of the Company.

          The Compensation Committee has delegated to the Chief Executive Officer the authority to grant stock awards to eligible participants (other than executive officers of the Company), the interpretative authority under the Company's incentive compensation plans for interpretations and determinations relating to the grant of stock awards to such eligible participants and the modification of the terms of such a participant's award following termination of employment. Additionally, the Chief Executive Officer makes recommendations to the Compensation Committee regarding the compensation of the officers who report directly to him. His recommendations are based on input from the Executive Vice President, Human Resources and Labor Relations and her staff, and the Compensation Committee's independent compensation consultant. The Compensation Committee has the authority to review, approve and revise these recommendations as it deems appropriate.

2020 Proxy Statement	27

          The Compensation Committee has the authority, in its sole discretion, to retain or obtain, at the expense of the Company, the advice of a compensation consultant, independent legal counsel or other adviser (each, a "compensation adviser"). The Compensation Committee may select a compensation adviser only after taking into consideration all factors relevant to the compensation adviser's independence from management, including the factors specified under Nasdaq Listing Rules. The Compensation Committee is directly responsible for the appointment, compensation and oversight of the work of any compensation adviser retained by the Compensation Committee. It also has the authority, without further Board approval, to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisers as it deems advisable. The Compensation Committee can also form and delegate authority to subcommittees.

  Role of Compensation Consultant in Determining Executive Compensation

          The Compensation Committee has retained Exequity LLP ("Exequity") as its independent compensation consultant. A representative of Exequity regularly attends Compensation Committee meetings, participates in discussions regarding executive compensation issues, and, from time to time and in connection with the setting of incentive compensation targets, makes executive compensation recommendations to the Compensation Committee based on available marketplace compensation data for U.S. peer airlines and certain non-airline companies with comparable revenue and other characteristics. Exequity reports exclusively to the Compensation Committee and does not provide any additional services to the Company other than advice to the Nominating/Governance Committee with respect to director compensation.

          The Compensation Committee maintains a conflict of interest policy governing the relationship with its compensation consultant in order to ensure objectivity and minimize the potential for conflicts of interest in the delivery of executive compensation advice. The policy establishes management's obligation to report periodically to the Compensation Committee the scope and amount of work being performed by the consultant or its affiliates for the Company. The policy also specifies that the consultant reports directly to the Compensation Committee and has direct access to the Compensation Committee through its Chairman (or in the case of services being provided to the Board, through the Chairman of the Board or, as applicable, the Lead Director). The policy prohibits the consultant from soliciting business from the Company other than work on behalf of the Compensation Committee or the Board and requires the consultant to develop policies and procedures to prevent any employee of the consultant who advises the Compensation Committee or the Board from discussing such services with other employees of the consultant who currently provide other services to the Company or who were providing other services during the prior year. The Compensation Committee has assessed the independence of Exequity pursuant to Nasdaq Listing Rules and concluded that Exequity's work for the Compensation Committee does not raise any conflict of interest.

  Executive Committee

          The Executive Committee met four times during 2019 and has a written charter adopted by the Board, which is available on the Company's website, ir.united.com, by following the link "Corporate Governance" and selecting "Executive Committee Charter" under the heading "Governance Documents." The Executive Committee is authorized to exercise all of the powers of the Board, subject to certain limitations, in the management of the business and affairs of the Company, excluding any powers granted by the Board, from time to time, to any other committee of the Board. The Executive Committee can also form and delegate authority to subcommittees.

  Finance Committee

          The Finance Committee met eight times during 2019 and has a written charter adopted by the Board, which is available on the Company's website, ir.united.com, by following the link "Corporate Governance" and selecting "Finance Committee Charter" under the heading "Governance Documents." The Finance Committee is responsible for, among other things: (i) reviewing financial plans and budgets and cash management policies and activities; (ii) evaluating and advising the Board on any proposed merger or

28	2020 Proxy Statement

consolidation, or any significant acquisition or disposition of assets; (iii) evaluating and advising the Board on business opportunities and financing transactions; (iv) evaluating capital structure and recommending certain proposed issuances of securities; and (v) reviewing strategies relating to financial, operating or economic risk. The Finance Committee can also form and delegate authority to subcommittees.

  Nominating/Governance Committee

          The Nominating/Governance Committee met six times during 2019 and has a written charter adopted by the Board, which is available on the Company's website, ir.united.com, by following the link "Corporate Governance" and selecting "Nominating/Governance Committee Charter" under the heading "Governance Documents." All of the members of the Nominating/Governance Committee are independent as defined by Nasdaq Listing Rules.

          The Nominating/Governance Committee is responsible for, among other things: (i) identifying, evaluating and recommending for nomination individuals qualified to be Board members, other than directors appointed by holders of preferred stock of the Company; (ii) developing, recommending and periodically reviewing the Company's Corporate Governance Guidelines and overseeing corporate governance matters; (iii) reviewing and overseeing the Company's succession planning process for executive officers, including the Chief Executive Officer; (iv) overseeing an annual evaluation of the Board; and (v) reviewing and making recommendations to the Board with respect to director compensation. In discharging its duties, the Nominating/Governance Committee has the authority to conduct or authorize investigations into any matters within the Nominating/Governance Committee's scope of responsibilities. The Nominating/Governance Committee can form and delegate authority to subcommittees.

          The Nominating/Governance Committee has the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm's fees and other terms of engagement. It also has the authority, without further Board approval, to obtain, at the expense of the Company, advice and assistance from internal or external legal, accounting or other advisers as it deems advisable.

  Public Responsibility Committee

          The Public Responsibility Committee met four times during 2019 and has a written charter adopted by the Board, which is available on the Company's website, ir.united.com, by following the link "Corporate Governance" and selecting "Public Responsibility Committee Charter" under the heading "Governance Documents."

          The Public Responsibility Committee is responsible for oversight of: the Company's policies, positioning and practices concerning various broad public policy issues, including those that relate to safety (including workplace safety and security); environmental affairs; political and governmental affairs; consumer affairs; diversity, including, without limitation, employee diversity and supplier diversity; civic activities and business practices that impact communities in which the Company does business; and charitable, political, social and educational organizations. The Public Responsibility Committee can also form and delegate authority to subcommittees.

Compensation Committee Interlocks and Insider Participation

          The Compensation Committee is currently composed of Messrs. Kennedy, Shapiro and Whitehurst and Ms. Hooper, each of whom is an independent, non-management director, and no member of the Compensation Committee has ever been an officer or employee of the Company or any of its subsidiaries. None of our executive officers has served as a member of any board of directors or compensation committee of any other company for which any of our directors served as an executive officer at any time

2020 Proxy Statement	29

since January 1, 2019. In addition, no member of the Compensation Committee had any relationship requiring disclosure under Item 404 of Regulation S-K promulgated by the SEC.

Certain Relationships and Related Transactions

  Review, Approval or Ratification of Transactions with Related Parties

          The Board recognizes that transactions involving the Company and related parties present a heightened risk of conflicts of interest. In order to ensure that the Company acts in the best interests of its stockholders, the Board has adopted a written policy for the review and approval of any Related Party Transaction (as defined below). It is the policy of the Company that any Related Party Transaction must be approved or ratified by the Audit Committee or, if the Board determines that a transaction should instead be reviewed by all of the disinterested directors on the Board, by a majority of the disinterested directors on the Board. No director is permitted to participate in the review or approval of a Related Party Transaction if such director or his or her immediate family member is a Related Party (as defined below). In reviewing a proposed transaction, the Audit Committee or the disinterested directors, as applicable, must (i) satisfy themselves that they have been fully informed as to the Related Party's relationship and interest and as to the material facts of the proposed transaction, (ii) consider all of the relevant facts and circumstances available to them, including but not limited to: the benefits to the Company, the impact on a director's independence, the availability of other sources for comparable products or services, the terms of the transaction, and the terms available to unrelated third parties or to employees generally, and (iii) determine whether or not the proposed transaction is fair to the Company and is not inconsistent with the best interests of the Company and its stockholders.

          If the Company enters into a transaction that (i) the Company was not aware constituted a Related Party Transaction at the time it was entered into but which it subsequently determines is a Related Party Transaction or (ii) did not constitute a Related Party Transaction at the time such transaction was entered into but thereafter becomes a Related Party Transaction, then in either such case the Related Party Transaction shall be presented for ratification by the Audit Committee or a majority of the disinterested directors on the Board. If such Related Party Transaction is not ratified by the Audit Committee or a majority of the disinterested directors, then the Company shall take all reasonable actions to attempt to terminate the Company's participation in the transaction.

          As set forth in the policy, a "Related Party Transaction" is a transaction (including any financial transaction, arrangement or relationship (including an indebtedness or guarantee of indebtedness)), or series of similar transactions, or any material amendment to any such transaction, in which:

  (a)
  the aggregate amount involved exceeds or is expected to exceed $120,000;

  (b)
  a Related Party had, has or will have a direct or indirect material interest (other than solely as a result of being a director, limited partner or less than 10% beneficial owner (together with all other Related Parties) of another entity that is party to the transaction); and

  (c)
  the Company is a participant.

          For purposes of this definition, a "Related Party" means (i) an executive officer of the Company, (ii) a director of the Company or nominee for director of the Company, (iii) a person (including an entity or group) known to the Company to be the beneficial owner of more than 5% of any class of the Company's voting securities, or (iv) an individual who is an immediate family member (as defined below) of an executive officer, director, nominee for director or 5% stockholder of the Company.

30	2020 Proxy Statement

          An "immediate family member" includes any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of such person, and any person (other than a tenant or employee) sharing such person's home.

  Related Party Transactions Since January 1, 2019

          John Gebo, Senior Vice President, Alliances, of United Airlines, is the spouse of Kate Gebo, Executive Vice President, Human Resources and Labor Relations, of the Company. For 2019, Mr. Gebo received aggregate cash compensation of approximately $937,976, consisting of base salary, annual incentive bonus and excess 401(k) cash direct and cash match program payments for management and administrative employees; equity compensation, consisting of restricted stock unit awards with an aggregate grant date fair value of approximately $322,719; and other customary officer and employee benefits. Mr. Gebo and Ms. Gebo do not report to, or determine the compensation of, each other.

2020 Proxy Statement	31

Beneficial Ownership of Securities

Certain Beneficial Owners

          The following table shows the number of shares of our voting securities owned by any person or group known to us, as of April 1, 2020, to be the beneficial owner of more than 5% of any class of our voting securities.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Ownership	Percent of Class(1)
PRIMECAP Management Company(2)	Common Stock	37,164,507	15.0%
177 E. Colorado Blvd., 11th Floor
Pasadena, CA 91105

Berkshire Hathaway Inc.(3)	Common Stock	21,938,642	8.9%
3555 Farnam Street
Omaha, NE 68131

The Vanguard Group(4)	Common Stock	20,252,121	8.2%
100 Vanguard Blvd.
Malvern, PA 19355

BlackRock, Inc.(5)	Common Stock	14,918,558	6.0%
55 East 52nd Street
New York, NY 10055

PAR Investment Partners, L.P.(6)	Common Stock	14,096,389	5.7%
200 Clarendon Street, 48th Floor
Boston, MA 02116

United Airlines Pilots Master Executive Council, Air Line Pilots Association, International(7)	Class Pilot MEC Junior Preferred Stock	1	100%
9550 West Higgins Road, Suite 1000
Rosemont, IL 60018

International Association of Machinists and Aerospace Workers(7)	Class IAM Junior Preferred Stock	1	100%
District #141
900 Machinists Place
Upper Marlboro, MD 20722

(1)
For beneficial owners of Common Stock, percentages are calculated based upon 247,256,855 shares of Common Stock outstanding as of April 1, 2020.

(2)
Based solely on a Schedule 13G/A (Amendment No. 5) filed on February 12, 2020, in which PRIMECAP Management Company reported sole voting power for 36,423,279 shares and sole dispositive power for 37,164,507 shares.

(3)
Based solely on a Schedule 13G/A (Amendment No. 2) filed on February 14, 2019, in which Warren E. Buffet, on behalf of himself, Berkshire Hathaway Inc., National Indemnity Company, GEICO Corporation, Government Employees Insurance Company and GEICO Indemnity Company reported shared voting and dispositive power for a total of 21,938,642 shares.

(4)
Based solely on a Schedule 13G/A (Amendment No. 6) filed on February 12, 2020, in which The Vanguard Group, on behalf of itself and certain wholly-owned subsidiaries, reported sole voting

32	2020 Proxy Statement

  power for 274,501 shares, shared voting power for 14,978 shares, sole dispositive power for 19,967,924 shares and shared dispositive power for 284,197 shares.

(5)
Based solely on a Schedule 13G/A (Amendment No. 7) filed on February 6, 2020, in which BlackRock, Inc., on behalf of itself and certain subsidiaries, reported sole voting power for 13,242,080 shares and sole dispositive power for 14,918,558 shares.

(6)
Based solely on a Schedule 13G/A (Amendment No. 3) filed on February 14, 2020, in which PAR Investment Partners, L.P. ("PAR Investment Partners"), PAR Group II, L.P. ("PAR Group") and PAR Capital Management, Inc. ("PAR") reported sole voting and dispositive power for 14,096,389 shares. PAR Group is the sole general partner of PAR Investment Partners and PAR is the sole general partner of PAR Group. Each of PAR Group and PAR may be deemed to be the beneficial owner of all shares held directly by PAR Investment Partners.

(7)
Shares of Class Pilot MEC and Class IAM stock elect one ALPA and IAM director, respectively, and have one vote on all matters submitted to the holders of Common Stock other than the election of directors.

2020 Proxy Statement	33

Directors and Executive Officers

          The following table shows the number of shares of our voting securities owned by our directors, director nominees, the named executive officers identified in this proxy statement and all our directors, director nominees and executive officers as a group as of April 1, 2020. The persons listed below have sole voting and investment power with respect to all shares of our Common Stock beneficially owned by them, except to the extent this power may be shared with a spouse, or as otherwise described in the footnotes following the table.

Name of Beneficial Owner	Title of Class	Amount and Nature of Ownership		Percent of Class
Directors

Carolyn Corvi	Common Stock	15,802	(1)	*

Jane C. Garvey	Common Stock	9,929	(2)	*

Barney Harford	Common Stock	104,542	(1)	*

Michele J. Hooper	Common Stock	3,245	(2)	*

Todd M. Insler	Common Stock	—		*

Walter Isaacson	Common Stock	19,078	(2)	*

James A. C. Kennedy	Common Stock	8,796	(1)	*

Oscar Munoz(3)	Common Stock	250,940		*

Sito J. Pantoja	Common Stock	—		*

Edward M. Philip	Common Stock	7,207	(2)(4)	*

Edward L. Shapiro	Common Stock	195,231	(2)	*

David J. Vitale	Common Stock	18,534	(1)	*

James M. Whitehurst	Common Stock	18,262	(2)	*

Named Executive Officers

Brett J. Hart	Common Stock	83,780		*

Gregory L. Hart	Common Stock	26,943		*

J. Scott Kirby(5)	Common Stock	312,152	(6)	*

Gerald Laderman	Common Stock	63,205		*

Directors, Director Nominees and Executive Officers as a Group (21 persons)	Common Stock	1,240,170		*

*
Less than 1% of outstanding shares.

(1)
Includes 1,051 shares representing the portion of the director's 2019 equity award that will vest on May 23, 2020 and will be settled in Common Stock.

(2)
Includes shares units representing Board retainer and meeting fees that the director elected to defer into a share account pursuant to the terms of the Company's 2006 Director Equity Incentive Plan, as amended and restated (the "DEIP"), including the director's 2019 equity award. The share units will be settled in Common Stock within 60 days following the director's separation from service on the Board. Share units that will be settled more than 60 days following the director's separation from service are not included (Ms. Garvey—7,748 share units; Mr. Isaacson—26,708 share units; Mr. Vitale—7,028 share units; and Mr. Whitehurst—6,969 share units).

(3)
Mr. Munoz is also a named executive officer.

(4)
Includes shared voting and investment power for six shares of Common Stock.

34	2020 Proxy Statement

(5)
Mr. Kirby is also a director nominee.

(6)
Includes 158,479 options to purchase shares of our Common Stock at $58.69 per share. Includes 5,000 shares of Common Stock held in a trust for the benefit of Mr. Kirby's children and other relatives in which Mr. Kirby serves as the trustee. Mr. Kirby disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein. Also includes 8,000 shares of Common Stock held in a trust for the benefit of Mr. Kirby's children in which Mr. Kirby's brother serves as the trustee. Mr. Kirby disclaims beneficial ownership of these securities.

Equity Compensation Plan Information

          The following table sets forth information as of December 31, 2019 regarding the number of shares of our Common Stock that may be issued under the Company's equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders

Options	689,200	$82.12

Restricted Stock Units	1,967,250	—

Subtotal	2,656,450	$21.31	8,371,140	(1)

Equity compensation plans not approved by security holders	—	—	—

Total	2,656,450	$21.31	8,371,140

(1)
Includes 197,195 shares available under the amended and restated 2006 Director Equity Incentive Plan and 8,173,945 shares available under the 2017 Incentive Compensation Plan.

2020 Proxy Statement	35

Executive Compensation

Compensation Discussion and Analysis

United. Together.

          We are proud of our performance in 2019. We reached our 2020 goal—first announced in January 2018—to achieve adjusted diluted earnings per share ("EPS")(1) in the range of $11 to $13 a full year ahead of schedule. The Company achieved full year 2019 diluted EPS of $11.58 and adjusted diluted EPS(1) of $12.05. The Company also achieved full year 2019 pre-tax margin growth of 2.6 percentage points compared to full year 2018. This pre-tax margin growth outpaced our largest competitors. Operationally, United was number one in on-time departures at our hubs in Chicago, Denver and Los Angeles. And throughout 2019, our approximately 100,000 employees continued to drive customer service by embracing our core4 service decision framework principles of Safe, Caring, Dependable and Efficient.

          Similar to prior years, financial, operational and customer-centric performance measures were the key elements of our 2019 executive compensation program design. In 2019, we focused on our commitment to caring customer service that provides a warm and welcoming travel experience. In addition to our customer-focused initiatives, our 2019 incentive design included focus on our financial and operational performance. Our 2019 adjusted pre-tax income, which was the most heavily weighted performance metric under our 2019 annual incentive awards, exceeded the target level in our financial plan. Metrics that reflect customer satisfaction, directly and indirectly (our on-time performance), represented the remainder of the 2019 annual performance measures. Overall, the Company achieved performance at 105% of the target level under the 2019 annual incentive awards. Under our relative pre-tax margin awards for the three-year performance period 2017-2019, the Company made progress toward closing the margin gap versus industry peers, and the Company achieved performance at approximately 108% of the target level.

          As we started 2020, our United team was building on the momentum generated in 2019 and focused on the continued execution of our multi-year growth strategy, running a great operation and becoming the airline that customers choose to fly. However, the onset of the COVID-19 pandemic and the resulting significant decline in demand for air travel required that we quickly shift our focus from our strategic plan for 2020 to managing this crisis. As always, safety comes first at United, and the safety of our customers and employees remains our top priority. We continue to work closely with federal agencies and global health organizations to share information and ensure we are doing what we can to promote a safe and healthy environment in our facilities and on our aircraft. In response to the impact of COVID-19, we are proactively evaluating and cancelling flights on a rolling 90 day basis until we see signs of a recovery in demand, and are taking steps to improve our financial position in light of reduced demand. From a financial perspective, we have reduced our capital expenditures and operating expenditures, suspended share buybacks under our share repurchase program, entered into $2.75 billion in secured term loan facilities and taken a number of human capital management actions, among other items. In recognition of the impact of COVID-19 on United's business and to lead by example, Oscar Munoz, our Chief Executive Officer, and J. Scott Kirby, our President, have waived 100% of their respective base salaries from March 10 through at least June 30, 2020, all officers of the Company and United Airlines have temporarily waived 50% of their base salaries and our non-employee directors have waived 100% of their cash compensation for the second and third quarters of 2020.

          We look forward to a time when this public health crisis is behind us, economic recovery is underway and demand for air travel returns. When this happens, we believe that our United team will be prepared to pick up where we left off and ready to fulfill the great potential of our airline.

(1)  Excludes special charges, unrealized gains and losses on investments and imputed interest on certain finance leases. See Appendix A for reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures.

36	2020 Proxy Statement

Named Executive Officers

          This proxy statement provides compensation information regarding the Company's principal executive officer (our CEO), the Company's principal financial officer (our CFO), and the three other most highly compensated executive officers in 2019 determined in accordance with applicable SEC disclosure rules. This CD&A section describes the 2019 compensation elements and decisions related to these "named executive officers" or "NEOs." Our 2019 named executive officers were:

  •
  Oscar Munoz, Chief Executive Officer;(2)

  •
  J. Scott Kirby, President;(2)

  •
  Gregory L. Hart, Executive Vice President and Chief Operations Officer;

  •
  Brett J. Hart, Executive Vice President and Chief Administrative Officer; and

  •
  Gerald Laderman, Executive Vice President and Chief Financial Officer.

Executive Summary

          Below is a summary of our executive compensation philosophy; our 2019 incentive compensation design; certain 2019 Company highlights that are linked to our incentive compensation programs; and our consideration of our prior stockholder say-on-pay vote.

          Executive Compensation Philosophy.    Our core executive compensation philosophy continues to be based on achieving the following objectives:

  •
  aligning the interests of our stockholders and executives;

  •
  linking executive pay to Company performance; and

  •
  attracting, retaining and appropriately rewarding our executives in line with market practices.

We believe that the foregoing objectives are reflected in the 2019 incentive compensation program design approved by the Compensation Committee (the "Committee") in February 2019 and summarized further below.

          2019 Incentive Compensation Design.    In designing the Annual Incentive Program ("AIP") for 2019, the Committee focused on 2019 performance measures linked to our financial results, operational performance and customer service. As in prior years, pre-tax income represented the largest percentage of the 2019 AIP opportunity. The 2019 AIP awards also utilized three other performance measures linked to the satisfaction of our customers throughout their travel experience with United: on-time departures; customer satisfaction ("CSAT") surveys; and net promoter score ("NPS") results.

          Our 2019 AIP awards measured our operational performance based on our monthly on-time departures, or D:00 performance, relative to industry peers. D:00 performance was utilized because our on-time departure results are strongly correlated to the satisfaction of our customers. In 2019, a single operational measure was selected (eliminating the completion factor and baggage delivery measures used in

(2)  In December 2019, the Company announced that Mr. Munoz will transition from the role of Chief Executive Officer of the Company following the Annual Meeting and will assume the role of Executive Chairman of the Board, and Mr. Kirby will assume the role of CEO at such time. See "—CEO Transition Arrangements" below.

2020 Proxy Statement	37

prior years) to simplify the design and to narrow focus on the operational performance measure that was viewed as having the closest link to customer satisfaction. Another portion of the 2019 AIP award opportunity was linked to United customer satisfaction based on survey results, with Committee discretion to also consider other factors, including third party surveys and rankings of customer satisfaction within the airline industry. The final portion of the 2019 AIP award was a new performance measure based on our monthly NPS results as reflected in internal surveys. Management and the Committee are enthusiastic about the NPS performance metric, which provides focus on earning customer loyalty over time and goes beyond measuring a customer's satisfaction on a particular flight to measuring how customers feel about United. The individual performance modifier was retained in the 2019 AIP design to maintain emphasis on the performance contributions of each individual. With respect to the 2019 long-term incentive program design, the Company retained focus on our long-term pre-tax margin performance improvement relative to our industry peers. In 2019, the Committee specified that all 2019 long-term incentive awards, including both the performance-based and time-based awards, would be stock-settled.

          Certain 2019 Incentive Program and Company Highlights.    Below are highlights related to our incentive program design, Company performance, our efforts toward consistently delivering the high-quality travel experience our customers expect and achieving corporate social responsibility leadership.

  •
  Safety is United's top priority.  In all our planning and all our responses—whether related to COVID-19, the grounding of Boeing MAX aircraft, weather or the daily operation of each flight—safety is always our top priority. Every one of our employees is responsible for building and maintaining a culture of safety.

    We proactively assess risks to our airline operations to enhance the safety of our employees, our customers and our aircraft. We fulfill our safety commitment through United's safety management system ("SMS"), which is a comprehensive, formalized approach to managing the safety of everyone at United. Every day, through our SMS, we seek to manage risk and achieve the highest level of safety performance throughout the Company. The SMS is a regulatory requirement that helps ensure we are safer by committing to safety standards, by communicating across divisions and departments, through hazard identification and mitigation, and by confirming that our mitigations are working properly. We also focus on measuring our safety record across numerous metrics.

  •
  2019 Profit Sharing.   Substantially all our employees participated in profit sharing plans in 2019 and profit sharing was on average more than 45% higher per participating employee compared to 2018. The Company recorded profit sharing and related payroll tax expense of $491 million for 2019, compared to $334 million for 2018. Profit sharing percentages can range from 5% to 20% of pre-tax income (as adjusted) depending on the work group, and whether performance is above or below certain pre-tax margin thresholds. The percentages applicable to our represented workforce are negotiated in each respective collective bargaining agreement. Our employees who participate in an annual performance bonus program, including our named executive officers, are not eligible to receive profit sharing.

  •
  Financial Performance.   Our 2019 pre-tax income was $3.91 billion and we achieved pre-tax income of $3.94 billion(3) as measured under the AIP and adjusted for special charges and the fuel adjustment. The pre-tax income financial metric represented 60% of the total target opportunity under the 2019 AIP. The $3.94 billion adjusted pre-tax income level represents performance at approximately 126% of the target level under our 2019 AIP for the financial component of the awards.

(3)  See Appendix A for a reconciliation of pre-tax income as measured for purposes of the 2019 AIP to GAAP pre-tax income.

38	2020 Proxy Statement

    Our revenue for 2019 increased $2.0 billion year-over-year due to a 3.5% growth in available seat miles and an increase in passenger revenue per available seat mile of 1.5% in 2019 as compared to 2018.

  •
  Operational Performance.  Our operational performance for 2019 was measured based on the number of months that the Company achieved #1 D:00 performance as measured system-wide against industry peers (American, Delta and Southwest). This system-wide performance measure represented 15% of the total target opportunity under the 2019 AIP. The metric was selected because D:00 results are strongly correlated to customer satisfaction. No amount was earned with respect to this portion of the 2019 AIP opportunity.

    In 2019, we achieved #1 D:00 at all our hubs in Chicago, Denver and Los Angeles. We are proud of our 2019 operational results when compared to competitors by location. Based on inherent limitations of performance comparisons based on relative system-wide D:00 results, the Company's 2020 AIP awards will measure D:00 performance on a location basis, which was designed so that the relative performance comparison would reward success in responding to location specific challenges, such as local airport capacity limitations, infrastructure, the air traffic control environment and weather events.

    In 2019, we flew the most revenue passengers in Company history and we set a Company record for the most mainline departures, with more than 800,000.

  •
  Customer Satisfaction Surveys.  A direct measure of customer satisfaction, measured by results on internal customer surveys as compared to monthly goals, was included in the 2019 AIP design and represented 15% of the total target opportunity. In addition to the survey results, the Committee had discretion to consider results from external surveys covering the airline industry. Based on the internal survey results, the Company achieved performance between the entry and target level for this portion of the awards (62.5% of the target level).

  •
  Net Promoter Scores.  The 2019 AIP awards included a new measure of customer satisfaction based on NPS results. This metric represented 10% of the total target opportunity. Our NPS results are calculated as the percentage of survey promoters minus the percentage of survey detractors in response to the survey question "How likely are you to recommend United to others?" In addition to the NPS survey results, the Committee had discretion to consider internal and external factors deemed appropriate by the Committee. Following review of the Company's strong improvement in NPS results, the Committee determined that the Company had achieved the stretch level of performance under the 2019 AIP awards with respect to this metric.

  •
  Individual Performance.  The 2019 AIP structure included an individual performance modifier to permit the Committee to adjust the award payment based on individual performance considerations. This feature permits the Committee to exercise discretion to reduce the payment by up to 100% or increase the payment by up to 50%, provided that the maximum payout under the 2019 AIP is limited to 200% of target. The results of this assessment are described in "2019 Annual Incentive Awards—2019 Performance Results."

  •
  Pre-Tax Margin.  Our long-term incentive compensation program awards for the 2017-2019 performance period included performance-based restricted stock unit ("Performance-Based RSU") awards that measured and rewarded performance based on our progress toward closing the pre-tax margin gap versus our industry peers (American, Delta, Southwest, JetBlue, and Alaska). For the 2017-2019 performance period, our relative adjusted pre-tax margin (as compared to 2016) exceeded the industry peer group average by 154 basis points representing performance at approximately 108% of the target level.

2020 Proxy Statement	39

  •
  Stock Price / Ownership.  Our long-term incentive compensation awards granted in 2019 are linked to our stock price performance through potential share price appreciation. The Company's 2019 officer long-term incentives are equally divided between Performance-Based RSU awards and time-vested restricted stock units ("RSUs"). All our long-term incentives have three-year performance or three-year time-based vesting periods. Beginning with grants made in 2019, our Performance-Based RSU awards will be settled in stock. The time-vested awards are also stock-settled. All Company officers are subject to share ownership guidelines based on a multiple of base salary.

  •
  core4 decision Framework / Customer Initiatives.  Throughout everything we do, we continue our focus on our core4 decision framework. Our core4, which was developed in partnership with our frontline employees, provides our employees with the tools and support they need to provide our customers with the best possible travel experience throughout their journey on United.

    In 2019, the Company continued its commitment to its customers, looking at every aspect of our business to ensure that we keep customers' best interests at the heart of our service. During 2019, we hosted all 25,000 of our Flight Attendants at a two-day "Backstage" event where we shared customer insights and Company strategy. Other 2019 customer initiatives included successful implementation of our ConnectionSaver tool, which improves the travel experience for customers with connecting flights, expanded on-board travel amenities, and positive changes to our MileagePlus rewards program.

  •
  Social Responsibility.  We proactively seek to do our best as a corporate citizen and as leaders in the communities we serve and with respect to the environment. We focus on treating everyone with dignity and respect, giving back to communities through both direct contributions and by providing others with opportunities to participate in sharing, and investing in environmental initiatives, including through the development of sustainable aviation fuels and other decarbonization technologies.

          Consideration of Prior Say-on-Pay Vote.    A key objective of our executive compensation programs is linking the interests of our executives with the interests of our stockholders, and we place emphasis on maintaining executive compensation programs that address the concerns of our stockholders. Our "say-on-pay" proposal received approximately 96% approval from our stockholders at our 2019 annual meeting of stockholders. The Committee considers this voting result to be an endorsement of our executive pay programs and has not made any changes to the executive compensation programs directly in response to the results of the 2019 say-on-pay vote.

          Exequity provides the Committee with regular updates on trends in executive compensation matters. The Committee will continue to consider emerging compensation practices and stockholder feedback, including say-on-pay voting results, as part of its decision-making process.

Tight Linkage between Performance and Executive Pay

          The compensation opportunities of our executives are directly tied to the performance of the Company as outlined below. The charts below show the allocation of 2019 targeted pay across base salary, annual incentives, and long-term incentives for Mr. Munoz and the other named executive officers. As reflected in the charts below, the percentages of our named executive officers' target compensation represented by annual and long-term incentives that are linked to Company performance and stock price are approximately 91% for Mr. Munoz and an average of approximately 85% for our other named executive officers.

40	2020 Proxy Statement

 CEO 2019 Target Compensation Chart

Other NEO's 2019 Target Compensation Chart *

*
This chart excludes the special premium-priced stock option award (with an exercise price that is 25% higher than the closing price of Common Stock on the date of grant) granted to Mr. Kirby in December 2019 in connection with his announced transition to CEO following the Annual Meeting.

          We believe that the charts above demonstrate our pay-for-performance philosophy, as a significant portion of the targeted 2019 compensation opportunities are in the form of variable pay that is directly linked to Company performance over time. Specifically:

  •
  Long-term incentive compensation continues to represent the single largest component of our named executive officers' target compensation, representing approximately 74% of the 2019 target compensation for Mr. Munoz and an average of approximately 68% of 2019 target compensation for our other named executive officers.

2020 Proxy Statement	41

  •
  Our 2019 incentive awards are tied to Company performance metrics that we believe are appropriate measures of our success and that will lead to success for our airline as well as value for our stockholders. See "—Our 2019 Executive Compensation Governance Practices—Multiple performance metrics aimed at stockholder value" in the following section.

  •
  All our 2019 long-term incentive awards will be settled in stock further linking our executives' pay with the interests of our stockholders.

  •
  The 2019 long-term incentive structure is equally divided between the pre-tax margin Performance-Based RSU awards and time-vested RSU awards, which provides stability and retentive features to the compensation program while also delivering a significant portion of compensation in the form of at-risk compensation as the value of both awards fluctuates based on the Company's stock price performance and the value of the Performance-Based RSUs depends on the Company's performance against the pre-established goals.

  •
  Our 2019 incentive design balances absolute financial goals in our AIP with a relative financial goal in our long-term incentive program. Our 2019 Performance-Based RSU award measures our improvement in pre-tax margin performance as compared to our industry peers. This structure is designed to motivate a focus on performance versus our financial plan and as compared to our peers.

Our 2019 Executive Compensation Governance Practices

          Our 2019 executive compensation policies and practices include the following features, which we believe illustrate our commitment to corporate governance "best practices" and the principles stated above:

  •
  Multiple performance metrics aimed at stockholder value.  We utilize multiple performance metrics to motivate and reward achievements that we believe are complementary of one another and contribute to the long-term creation of stockholder value, including:

  •
  annual pre-tax income, as measured under our AIP;

  •
  operational performance, as measured in 2019 by our monthly D:00 performance versus industry peers, which was utilized because our on-time departure results are strongly correlated to the satisfaction of our customers;

  •
  customer satisfaction results, as measured by our internal CSAT surveys and subject to Committee discretion to evaluate CSAT based on other factors, including consideration of third-party surveys and rankings related to CSAT and other related standards in the airline industry;

  •
  our NPS results, as measured by our internal surveys and subject to Committee discretion, which is a new program metric in 2019 that was selected to provide focus on earning customer loyalty over time;

  •
  long-term relative pre-tax margin improvement; and

  •
  stock price performance, as the payouts of our 2019 long-term incentive awards are in stock.

  •
  Use of absolute performance goals balanced with consideration of relative performance against peers and use of overlapping performance periods in the long-term incentive program.

42	2020 Proxy Statement

  •
  Pay is targeted with reference to peer group median levels.

  •
  Balanced peer group companies.  For 2019 compensation decisions, the Committee retained the same peer group used for compensation benchmarking in the prior year. Our peer group was carefully selected to include well-run companies in general industry, with a primary focus on airlines, customer service-oriented companies in the travel industry, aerospace and transportation companies; companies of similar revenue size (i.e., 0.5-2.0 times the Company's revenue); and the largest U.S.-based airlines (regardless of revenue range). We have maintained these same standards for our peer group since 2011. In addition, we consider the compensation practices at our primary airline competitors (American, Delta and Southwest), which companies are included in our benchmarking peer group. See "Compensation Process and Oversight—Benchmarking."

  •
  "Double-triggers" on change in control.  Our long-term incentive awards have "double-trigger" accelerated vesting provisions. A "double-trigger" means that acceleration of vesting requires two events: first, a change in control; and second, a qualified termination of service, such as an involuntary termination without "cause."

  •
  No change in control tax indemnity.  Company policy prohibits excise tax indemnity for pay related to change in control transactions.

  •
  Stock ownership guidelines.  Our named executive officers and other officers are subject to stock ownership guidelines based on a multiple of base salary as follows:

  •
  CEO—6x base salary;

  •
  President—4x base salary;

  •
  Executive Vice President ("EVP")—3x base salary;

  •
  Senior Vice President ("SVP")—2x base salary; and

  •
  Vice President ("VP")—1x base salary.

    A newly hired or promoted officer has five years to achieve the stock ownership targets set forth in the guidelines.

  •
  Prohibition on pledging and hedging.  We maintain a securities trading policy, which prohibits pledging and hedging Company securities by our officers and directors. See "Corporate Governance—Prohibition on Pledging and Hedging" for additional information on this policy.

  •
  "Claw-back" provisions.  We have a claw-back policy that provides the Committee with discretion to require the return, repayment or forfeiture of any annual or long-term incentive compensation payment or award to a covered executive if the Committee determines that the executive engaged in misconduct that resulted in a material violation of (i) federal or state law that caused a material adverse impact to the Company's financial statements or reputation or (ii) the Company's Code of Ethics and Business Conduct that caused a material adverse impact to the Company's financial statements or reputation. All our NEOs are covered by the claw-back policy, which has a three-year look back period from the time of a triggering event. In addition, our programs include claw-back provisions requiring the return of incentive payments in certain financial restatement situations.

  •
  Profit sharing hurdle.  No annual incentives are paid to officers unless our frontline employees receive a profit-sharing payment for the year.

  •
  Risk mitigation.  Our executive pay programs have been designed to discourage excessive risk-taking by our executives.

2020 Proxy Statement	43

  •
  Standardized severance policies.  We maintain standardized severance benefits for our officers. These benefits are set forth in severance plans applicable by officer level or, in the case of our CEO, through his employment agreement.

  •
  Annual say-on-pay vote.  We have adopted an annual policy for our say-on-pay vote as recommended by our stockholders at our 2017 annual meeting.

  •
  Communication with investors.  We communicate with the investment community regarding our long-term strategy and relative to our operating, financial and customer satisfaction goals. Management and the Board strive to provide our investors with relevant and reliable information to provide transparency regarding our financial performance projections.

  •
  Independent Compensation Committee.  The Committee is comprised solely of independent directors and considers and approves all compensation for our Section 16 reporting officers.

  •
  Independent Compensation Consultant.  The Committee has retained an independent compensation consultant, who provides services directly to the Committee, and has adopted an "Independent Executive Compensation Consultant Conflict of Interest Policy," compliance with which is regularly monitored by the Committee.

Philosophy and Objectives of Our 2019 Executive Compensation Program

          Aligning the interests of our stockholders and officers.    The elements of our 2019 executive compensation program were designed to be aligned with the interests of our stockholders by linking our incentive compensation performance metrics to key indicators of the Company's financial performance, including our adjusted pre-tax income (60% of the total target opportunity of our 2019 AIP awards) and our long-term pre-tax margin performance improvement relative to our industry peers (50% of our 2019 long-term incentive awards). Other metrics in the incentive program are linked to customer satisfaction, which we believe drives shareholder value over the long-term. All our 2019 long-term incentive awards are in the form of either Performance-Based RSUs or time-based RSUs, both of which were structured as stock-settled awards and provide a direct link to our stock price.

          Furthermore, we believe that our officers should have a meaningful financial stake in our long-term success. Our stock ownership guidelines require each of our officers to hold stock in the Company that is based on a multiple of the officer's base salary. We also have a claw-back policy that provides for recoupment of incentive compensation in specified circumstances. See "Other Executive Compensation Matters—Stock Ownership Guidelines" and "—Recoupment of Earned Awards/"Claw-back" Policy." In addition, the Company's Securities Trading Policy prohibits speculative and derivative trading and short selling with respect to our securities by all officers. The policy further prohibits pledging Company securities and hedging transactions with respect to Company securities. We believe these requirements, coupled with our long-term incentive program, effectively align the interests of our officers with those of our stockholders and motivate the creation of long-term stockholder value.

          Our broad-based employee incentive opportunities also are designed to further our objective of aligning the interests of our employees with those of our stockholders and customers. Our profit sharing plans provide eligible employees with incentives that are aligned with the interests of our stockholders through payout opportunities based on our annual pre-tax profit. As noted further below, our annual incentive awards to officers reward results linked to the operational performance measure that is a leading indicator of customer satisfaction and provide incentives based on direct surveys of customer satisfaction and net promoter scores. Eligible employees are also rewarded with incentives based on operational performance and direct customer satisfaction measures. We believe that these programs ensure a focus on operational performance that aligns pay with customer satisfaction, enhances our product, and ultimately drives financial performance.

44	2020 Proxy Statement

          Linking executive pay to performance.    We believe our compensation programs align our management's performance to the successful execution of our strategic plan as well as longer term stockholder value creation. As in prior years, adjusted pre-tax income represented the largest percentage of the 2019 AIP opportunity (60% of the target opportunity). The 2019 AIP awards also utilized three other performance measures, each of which is directly or indirectly linked to the satisfaction of our customers throughout their travel experience with United: operational performance based on our monthly D:00 performance relative to industry peers (15% of the target opportunity); United customer survey results (15% of the target opportunity); and NPS survey results (10% of the target opportunity). The 2019 long-term incentive structure is equally divided between relative pre-tax margin performance-based awards and time-vested awards. The 2019 performance-based awards are tied to our pre-tax margin performance improvement measured on a relative basis versus our industry peers. Our long-term incentive design includes stability and retentive features provided by the time-vested awards while delivering a significant portion of the target value in the form of at-risk compensation. All the 2019 long-term incentive awards will be settled in Common Stock.

          Attracting, retaining and appropriately rewarding our management in line with market practices.    We seek to attract world-class executives and to retain our existing executives by setting our compensation and benefits at competitive levels relative to companies of similar size, scope and complexity. Because we believe that our management team has skills that are transferrable across industries, and because we recruit for talent both within the airline industry and from a broad spectrum of leading businesses, we compare the overall compensation levels of our officers with the compensation provided to officers of a benchmarking peer group, as discussed in further detail in "Compensation Process and Oversight—Benchmarking" below. Compensation decisions are also considered and balanced in light of responsibility levels and value added to the organization.

          The Committee places a strong emphasis on reviewing and, as appropriate, adjusting executive officer compensation packages based on market conditions and other factors specific to the individual. Internal pay parity also continues to be an important factor in setting officer compensation, particularly incentive target percentage opportunity levels. The 2019 AIP awards include an individual performance modifier to allow the Committee to provide greater rewards and accountability based on individual performance. Compensation and promotion opportunities also take into account each individual's unique skills and capabilities, long-term leadership potential, performance and historic pay levels, and the overall scope of responsibilities.

Compensation Process and Oversight

          The Committee maintains a chart of work that outlines the annual calendar of activities to implement the Committee's responsibilities set forth in the Committee charter. The Committee executes its responsibilities, including actions related to compensation of the named executive officers, with guidance from an independent compensation consultant and analysis and support provided by management. The narrative below describes the processes related to executive compensation matters. The Committee makes all final decisions regarding the executive compensation program design, performance goals, and the compensation levels of the Company's executive officers following its review and consideration of all recommendations and data it deems appropriate.

          Independent Compensation Consultant.    During 2019, final executive compensation decisions with respect to the named executive officers were made by the Committee with input from Exequity, the Committee's independent compensation consultant. Exequity provides the Committee with background materials, including preparation of the benchmarking study described below, and participates in Committee meetings to support the Committee's executive compensation decision-making process and to respond to questions. Exequity also assists the Committee in performing an annual compensation risk assessment of the Company's compensation programs. Exequity reports directly to the Committee, and the Committee has the sole authority to retain and terminate Exequity and to review and approve Exequity's fees and other retention terms. The Committee has adopted an "Independent Executive Compensation Consultant Conflict

2020 Proxy Statement	45

of Interest Policy" pursuant to which Exequity is required to provide the Committee with regular reports on any work that it performs for the Company. During 2019, Exequity did not perform any work on behalf of the Company other than the executive compensation services provided to the Committee and director compensation advice provided to the Nominating/Governance Committee. For additional information concerning the Committee, including its authority and the independent compensation consultant policy, see "Corporate Governance—Committees of the Board—Compensation Committee" above. The Committee has assessed the independence of Exequity pursuant to SEC rules and concluded that Exequity's work for the Committee does not raise any conflicts of interest.

          Management Analysis and Support.    The CEO attends Committee meetings and provides input to the Committee with respect to compensation of the management team other than himself, including input and recommendations regarding individual performance assessments with respect to payments under the AIP. The Company's Executive Vice President, Human Resources & Labor Relations and members of the human resources team prepare background and supporting materials for Committee meetings. As appropriate, the CFO and other members of the Company's management team participate in discussions with the Committee relating to the Company's financial plan, customer centricity initiatives and results, operational performance, strategic initiatives, and proposed performance goals under the executive compensation program. Members of the Company's internal audit group provide special reports to the Committee outlining the review of procedures and calculations relating to the degree of achievement of performance goals and payout of incentives for completed performance periods. Management's annual planning process involves preparation of annual financial forecasts, capital expenditure budgets, and the Company's annual business plan. Based on the Company's 2019 planning process and the financial budget approved by the Board, management developed and proposed performance targets under the 2019 incentive compensation programs. Exequity reviewed these proposals in light of compensation trends, benchmarking and compensation risk factors and provided guidance to the Committee. The Committee made all final decisions regarding the 2019 executive compensation program design, performance goals, and the compensation levels of the Company's executive officers, including base salary and incentive award opportunities, following its review and consideration of all recommendations and data it deemed appropriate. The Committee regularly holds executive sessions to discuss executive compensation practices without members of management present.

          Benchmarking.    We recruit and we compete to retain executives not only from within the airline industry, but also from across a broad spectrum of leading businesses. In preparation for the Committee's annual compensation decision process, Exequity conducts an analysis of United's compensation levels in comparison to pay levels among companies in a custom peer group to help identify the competitive positioning of United's executive pay. The analysis covers United's Section 16 reporting officers and compares United's positions to peer company benchmarks in terms of: base pay; target annual bonus opportunity; target total cash (base pay plus target annual incentive); long-term incentives; and target total direct compensation (target cash plus long-term incentives).

          The Committee believes that the airline industry does not have enough size-relevant peers to identify reliable ranges of competitive market pay for our top executive talent. Accordingly, our benchmarking peer group represents a cross-section of the relevant airline peers and comparably sized companies that the Committee believes are representative of the competitive talent market for United. Where relevant and reliable pay information is available from operationally comparable airline companies beyond the primary airline peers included in the overall peer group, we reference that information in addition to the pay information for the full peer set. The following primary factors are considered in identifying the most appropriate peer companies that are size-relevant (generally 0.5x-2.0x the Company's revenue) for compensation benchmarking purposes: the labor market for United's executive talent, including a focus on geographic proximity; well-run companies in general industry, with a primary focus on the largest U.S.-based airlines that are the most relevant competitors for executive talent (American, Delta, and Southwest), other transportation companies, non-airline travel companies with a customer-centric dynamic, and aerospace and defense companies. Using these factors as a guide, no changes were made to the composition of the benchmarking peer group for 2019 compensation decisions. The competitive

46	2020 Proxy Statement

benchmarking analysis presented to the Committee in December 2018, in advance of the February 2019 compensation decisions, included the 17 comparator companies noted below.

• 3M Company	• General Dynamics Corporation
• American Airlines Group Inc.	• Honeywell International Inc.
• The Boeing Company	• Marriott International, Inc.
• Carnival Corporation	• Northrop Grumman Corporation
• Caterpillar Inc.	• Raytheon Company
• Cummins Inc.	• Southwest Airlines Co.
• Deere & Company	• Union Pacific Corporation
• Delta Air Lines, Inc.	• United Parcel Service, Inc.
• FedEx Corporation

          Exequity utilized two pay data sources to determine the competitive position of United's pay relative to the peer group: (i) publicly disclosed pay information from the peer companies' most recent proxy statements (in most cases, the 2018 proxy statement, reflecting 2017 pay data) was used for pay comparisons involving the named executive officers and (ii) private survey compensation data was used for positions below the named executive officer level. In this proxy review, the 17 companies in the peer group had median annual revenue of approximately $31.0 billion and the Company's annual revenue at the time of the review was estimated at approximately $41.2 billion, which ranked at the 68th percentile relative to the peer group. The fact that United's revenue base was above the median was balanced by its position at the low-end of the group's market capitalization. The Committee considers the comparisons of the named executive officers' pay against publicly disclosed pay data from the peers on both a size-adjusted basis (derived by regressing peer group compensation against revenue size at United's estimated revenue) and without size adjustment. The private survey benchmarking review considered information from Equilar's Executive Compensation Survey, which provides information for top executive roles at each of the participating peer companies. Within United's peer group, 11 of the 17 peer companies participated in the Equilar survey, with median annual revenue of approximately $28.4 billion. As an additional point of reference for all executives, size-adjusted medians, as well as medians without size adjustment, for companies in general industry were also provided to the Committee based on survey data from Willis Towers Watson's 2018 General Industry Executive Compensation Survey-U.S.

          We compare total compensation opportunities for our executives to the market median (50th percentile) of our peer group. The Committee references both the size-adjusted median pay levels among the peers and the raw medians. The size-adjusted medians are derived by regressing peer group compensation based on revenue size relative to United's estimated revenue at the time of the December 2018 review to ensure that the peer pay levels are appropriately indexed to United in terms of relative revenue. Total target compensation for our benchmarking purposes means the sum of base salary, annual cash incentive target, and long-term incentive targeted grant values. In addition, multi-year and special awards are annualized for the Company's executives and for executives of the peer companies. As is customary in these types of pay studies, retirement benefits were not included in the benchmark comparison. The Exequity benchmarking process compares the Company's executive pay by position in comparison to the most similarly situated executive roles among the peer organizations. Data availability is greater for the CEO and CFO positions, and pay comparisons for these roles were made solely against the CEO and CFO positions among the peer companies. For named executive officers without a direct benchmark role comparison, Exequity considered matching roles based on pay rank within the proxy and with reference to other officer positions to extrapolate pay trajectories across roles. The pay study review with the Committee includes specific discussion and consideration of the compensation packages provided at the airline peers, with primary focus on the size-relevant airlines (Delta and American).

          The compensation information for our peer group is one factor utilized in setting total compensation for our executives. The Committee balances the benchmarking results with additional factors, such as each executive's experience, knowledge, skills, roles, and contributions to the Company, as well as consideration for internal pay parity among our executives. In selected cases in which relevant pay information for a specific role is available from our primary airline peers (Delta and American), we reference

2020 Proxy Statement	47

that data as a supplemental benchmarking input, in addition to the combined data from the full peer set. The Committee reviews all these relevant factors but does not apply a specific weighting to the various factors. In addition, in the case of executives who are recruited to join the Company, the Committee references the executive's pay at his or her prior employer to facilitate recruitment of top caliber executives.

          Tally Sheets.    Comprehensive tally sheets covering each of the Company's Section 16 reporting officers are provided to the Committee annually in advance of the meeting at which incentive compensation performance targets and award level opportunities are set and at which compensation levels and annual incentive awards are considered and decisions are made. The tally sheets provide a summary for each executive of total targeted and actual compensation levels over a multi-year period, an accumulated summary of outstanding awards, and estimated total payments under alternative separation scenarios. These tally sheets allow the Committee to make prospective pay decisions that are informed by compensation opportunities and earnings for past periods.

2019 Compensation Components

          The section and table below summarize the key components of our 2019 executive compensation programs and special arrangements related to the CEO transition announced in December 2019. Detailed descriptions of the key compensation components appear below the table and a discussion of the transition arrangements follows the discussion of the 2019 key compensation components.

  Key Annual Compensation Components

          2019 NEO Compensation Levels.    The 2019 salary and incentive compensation award levels were considered and approved by the Committee through the compensation process described above and with reference to the benchmarking data prepared by and reviewed with Exequity in December 2018, with reference to peer compensation levels at American and Delta, and in consideration of internal pay parity. In February 2019, the Committee made changes to the annual total target compensation levels for each of the named executive officers as compared to their compensation levels in effect at year-end 2018. The 2019 changes were made through an increase in the target long-term incentive opportunity for each of the NEOs and, solely with respect to Mr. Laderman, an increase in base salary.

          With respect to Messrs. Munoz and Kirby, compensation levels have been set to be competitive with the market and the adjustment in the long-term incentive opportunity was designed to follow year-over-year movement in competitive executive pay among the peer reference group and to better align the overall mix of pay among our NEOs. Messrs. G. Hart and B. Hart were noted as consistently strong performers with demonstrated proficiency and cross-functional capability while their pay levels were noted to have been persistently below the peers. With respect to Mr. Laderman, the Committee recognized that his compensation was set below market median upon his election to the role of executive vice president with the opportunity to align his compensation with the median over a period of demonstrated performance. The 2019 target compensation opportunities for the NEOs are summarized in the table below.

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  2019 Target Compensation Levels

				Long-Term Incentive Program

Name	Salary($)		Annual Incentive Program ($)(1)	Time Vested RSUs ($)(2)	Performance Based RSUs ($)	Total Target Compensation ($)
Oscar Munoz	1,250,000		2,500,000	5,375,000	5,375,000	14,500,000

J. Scott Kirby	875,000		1,093,750	3,062,500	3,062,500	8,093,750	(3)

Gregory L. Hart	850,000		901,000	1,487,500	1,487,500	4,726,000

Brett J. Hart	775,000		821,500	1,356,250	1,356,250	4,309,000

Gerald Laderman	725,000	(4)	768,500	1,268,750	1,268,750	4,031,000

(1)
AIP target opportunity levels are calculated as a percentage of base salary earned during the year as follows: Mr. Munoz—200%; Mr. Kirby—125%; and Messrs. G. Hart, B. Hart, and Laderman—106%.

(2)
The total target level of the long-term incentive awards represents a percentage of base salary as follows: Mr. Munoz—860%; Mr. Kirby—700%; and Messrs. G. Hart, B. Hart, and Laderman—350%.

(3)
Target compensation for Mr. Kirby excludes the special premium-priced stock option award granted in connection with his announced transition to CEO following the Annual Meeting.

(4)
The annual salary level for Mr. Laderman reflects an increase of $25,000 compared to the level in effect at year-end 2018 and became effective April 1, 2019.

          The table below sets forth the key components of United's 2019 executive compensation programs as approved by the Committee in February 2019.

2020 Proxy Statement	49

          Base Salary.    Base salary levels are set in light of competitive practices among our peer companies and our primary airline peers, to reflect the responsibilities of each executive in the Company, in consideration of internal pay equity, and to balance fixed and variable compensation levels. As discussed above, the 2019 base salary levels for Messrs. Munoz, Kirby, G. Hart, and B. Hart remain unchanged from the levels in effect at year-end 2017. Mr. Laderman's salary level was increased in 2019 by $25,000 (effective April 1, 2019), as compared to the level in effect at year-end 2018, to better position Mr. Laderman's salary versus the benchmark CFO median. The 2019 annual base salary levels for the named executive officers were as follows: Mr. Munoz—$1,250,000; Mr. Kirby—$875,000; Mr. G. Hart—$850,000; Mr. B. Hart—$775,000; Mr. Laderman—$725,000.

          2019 Annual Incentive Awards.    The AIP award levels are set in light of competitive practices among our peer companies and our primary airline peers, to reflect the responsibilities of each executive in the Company, and in consideration of internal pay equity. The graphic below outlines the key elements of the 2019 annual incentive awards.

          In 2019, the named executive officers participated in the AIP, an annual cash incentive plan adopted pursuant to the Company's 2017 Incentive Compensation Plan. In order for a payment to be made under the 2019 AIP, (i) the Company's 2019 pre-tax income must meet or exceed the entry level pre-tax income established by the Committee and (ii) a payment must have been made (or will be made) under the Company's broad-based profit sharing plans for employees for such fiscal year. If either of these conditions is not satisfied, no payments are made under the AIP. As a risk mitigation factor, payment also requires that the Company must have an adequate level of unrestricted cash at the end of the performance period, as determined by the Committee. The 2019 AIP awards permit the exercise of negative discretion by the Committee to reduce award payments. The 2019 AIP awards also include an individual performance modifier through which the Committee can adjust the AIP award payment based on individual performance considerations. The Committee can exercise discretion to reduce the payment by up to 100% or to increase the payment by up to 50%.

          Under the AIP, "pre-tax income" means, with respect to a fiscal year, the aggregated consolidated net income adjusted to exclude reported income taxes of the Company as shown on the Company's consolidated financial statements for such year, but calculated excluding any special, unusual or non-recurring items as determined by the Committee in accordance with applicable accounting rules.(4) For 2019, the AIP design included a fuel price adjustment feature. Under this design, the Company's pre-tax income level

(4)  See "Note 10—Special Charges and Unrealized (Gains) Losses on Investments" of the Combined Notes to Consolidated Financial Statements included in "Item 8. Financial Statements and Supplementary Data" in the 2019 Form 10-K for information on the special charges included in the 2019 calculations.

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achieved under the AIP awards would be adjusted if and solely to the extent that the Company's actual 2019 fuel prices varied by more than 5% as compared to the February 2019 fuel prices included in the financial model used to establish the pre-tax income goals. The Company's actual full year 2019 fuel prices were approximately 5.4% lower than the forecast, resulting in a pre-tax income adjustment under the 2019 AIP. See Appendix A for a reconciliation of pre-tax income as measured for purposes of the AIP to GAAP pre-tax income.

          2019 Goal Structure.    The 2019 award opportunities under the AIP were based on an individual award opportunity granted to each participant, with an entry payout equal to 50% of the target opportunity, target payout equal to 100% of the target opportunity, and stretch payout equal to 200% of the target opportunity. The awards also included an individual performance modifier of 0-150%, with maximum payout capped at 200% of the target opportunity level. As in prior years, pre-tax income represented the largest percentage of the 2019 AIP opportunity (60% of the target opportunity). The 2019 AIP awards also utilized three other performance measures, each of which is directly or indirectly linked to the satisfaction of our customers throughout their travel experience with United: operational performance based on our monthly D:00 performance relative to industry peers (15% of the target opportunity), United customer satisfaction survey results (15% of the target opportunity), and NPS survey results (10% of the target opportunity).

          NEO 2019 Target Opportunities.    The 2019 AIP individual target level opportunities for each of the named executive officers were expressed as a percentage of the executives' base salary earned during the year as follows: Mr. Munoz—200%; Mr. Kirby—125%; Mr. G. Hart—106%; Mr. B. Hart—106%; and Mr. Laderman—106%. The 2019 target opportunities for each of the NEOs remains unchanged from the levels at year-end 2018. See "Compensation Process and Oversight" and "—Key Annual Compensation Components" above.

  2019 Performance Goals.

  •
  Pre-tax Income.  The adjusted pre-tax income performance goals, representing 60% of the target opportunity, were entry—$3.13 billion, target—$3.72 billion, and stretch—$4.56 billion. The target adjusted pre-tax income goal was based on the Company's 2019 full year expectations at the time the performance conditions were established in February 2019.

  •
  Operational Metric.  The operational performance goal, representing 15% of the target opportunity, was measured based on the number of months that the Company achieved #1 D:00 performance as measured system-wide against industry peers (American, Delta and Southwest). The metric was selected because D:00 results are strongly correlated to customer satisfaction. The 2019 performance goals were set as follows: entry—2 months; target—6 months; and stretch—9 months.

  •
  Customer Satisfaction.  The customer satisfaction goal, representing 15% of the target opportunity, was based on the percentage of satisfied customers (who rate United a 4 or 5 on a 5-point scale) when answering the question "How satisfied were you with your flight?" Achievement of the 2019 CSAT metric was measured based on the number of months that the Company met or exceeded the pre-established internal goal for such month as follows: entry—2 months; target—6 months; and stretch—9 months. In addition to the lead metric based on survey results, the Committee retained discretion to consider supplemental measures of customer satisfaction, including external surveys related to the airline industry. The external survey results and rankings were provided to the Committee in connection with their certification of performance results. The Wall Street Journal Airline Scorecard ranks airlines in key operational areas including on-time arrivals, canceled flights, extreme delays, two-hour tarmac delays, mishandled baggage and consumer complaints. The Airline Quality Rating is a multifactor examination of airlines based on mishandled baggage, consumer complaints, on-time

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    performance and involuntary denied boarding. J.D. Power rankings also measure airline performance.

  •
  Net Promoter Score.  The 2019 AIP included a new performance category based on the Company's NPS results. The NPS goal, representing 10% of the target opportunity, is designed to measure customer satisfaction and loyalty to the United brand. It is based on the number of promoters and detractors when answering the question "How likely are you to recommend United Airlines to a friend, relative, or colleague?" In light of the recent introduction of the NPS metric, the NPS results were subject to the Committee's judgment and discretion.

          2019 Performance Results.    The combined 2019 performance relating to pre-tax income, D:00 operational goals, customer satisfaction, and NPS resulted in achievement at 105% of the total target opportunity level under the AIP.

  •
  Pre-tax Income.  Our 2019 pre-tax income was $3.91 billion, and we achieved pre-tax income of $3.94 billion as measured under the AIP and adjusted for special charges and the fuel adjustment. This performance represents achievement between the target and stretch levels (126% of target) with respect to the 2019 AIP pre-tax income financial performance goal. As required for payment under the AIP, eligible employees received payments for 2019 pursuant to the Company's profit sharing plans and our 2019 profit sharing was on average more than 45% higher per participating employee compared to 2018.

  •
  Operational Metric.  With respect to the D:00 operational performance goal, the Company did not meet the entry level set for this metric and no amount was earned with respect to this portion of the 2019 AIP. Despite this result under the 2019 goals established for our AIP, we are proud of our 2019 operational results when compared to competitors by location. In 2019, we achieved #1 D:00 at all our hubs with direct competitors—Chicago, Denver and Los Angeles. The D:00 system-wide performance comparison does not consider notable location specific operational challenges, including local airport capacity, the air traffic control environment, infrastructure and weather events. We remain focused on our operational performance in 2020.

  •
  Customer Satisfaction.  With respect to the customer satisfaction survey results, the Company's performance resulted in achievement between entry and target level (62.5% of target).

  •
  Net Promoter Score.  With respect to the new NPS measure, the Committee determined that management's performance achieved the stretch level (200% of target). The Committee made this determination based on its assessment of the Company's NPS progress throughout the year, including strong NPS survey tracking results and significant management efforts toward supporting the achievement of NPS outcomes.

          In reviewing the 2019 AIP results, including its ability to exercise negative discretion and to apply an individual modifier, the Committee considered management's contributions toward the Company's overall 2019 performance and responses to challenges throughout the year. Examples of 2019 performance factors considered by the Committee include appropriate progress toward the Company's growth plan, which was adversely impacted by the grounding of Boeing 737 MAX aircraft, the Company's earnings per share results during the year, successful implementation of a number of initiatives to improve the customer experience, progress related to the core4 and United's corporate culture, pre-tax margin results, operational performance results, and overall progress toward executing the Company's business objectives.

          The Committee, with input and recommendations from Mr. Munoz, considered individual performance during 2019 and, based on its holistic assessment of individual performance, the Committee applied individual performance modifiers ranging from 100% to 120% for the named executive officers. Payments under the AIP are included in the 2019 Summary Compensation Table under the column captioned

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"Non-Equity Incentive Plan Compensation." The named executive officers are not eligible to receive payments under our profit sharing plans.

          2019 Long-Term Incentive Awards.    The graphic below outlines the key elements of the 2019 long-term incentive awards.

          All the long-term incentives granted in 2019 are stock-settled and thus are directly linked to the Company's stock price performance. The long-term incentive target opportunity was equally divided between the following two awards:

  •
  Relative Pre-tax Margin Performance-based RSUs (stock-settled): Designed to reward the Company's pre-tax margin performance relative to our airline peers; and

  •
  Time-vested RSUs (stock-settled): Intended to align executives' interests with the creation of stockholder value and retain executives over the three-year vesting period.

          In order to better align our NEO pay mix with competitive norms among the peer companies, the target long-term incentive opportunities for each of the named executive officers were increased from the levels in effect at year-end 2018 and were as follows: Mr. Munoz—$10,750,000; Mr. Kirby—$6,125,000; Mr. G. Hart—$2,975,000; Mr. B. Hart—$2,712,500; and Mr. Laderman—$2,537,500. Expressed as a percentage of the executives' base salary, the target opportunities were as follows: Mr. Munoz—860%; Mr. Kirby—700%; Mr. G. Hart—350%; Mr. B. Hart—350%; and Mr. Laderman—350%.

  •
  Relative Pre-tax Margin Performance-Based RSUs.  For 2019, the Committee determined that the performance metric based on our relative pre-tax margin as compared to industry peers continued to be an appropriate metric for motivating executive performance in line with stockholder interests. One-half of the 2019 long-term incentives were based on a relative pre-tax margin performance measure. These incentives were granted in the form of stock-settled Performance-Based RSU awards that measure and reward performance based on the Company's cumulative pre-tax margin over a three-year performance period as compared to an industry peer group (American, Delta, Southwest, JetBlue Airways Corporation, and Alaska Air Group, Inc.).

    Performance by the Company and the industry group is measured with comparison to pre-tax margin performance achieved in 2018. Performance is generally measured as (A) the Company's pre-tax income over the performance period divided by its revenue over such period minus the Company's 2018 pre-tax margin as compared to (B) the peer companies' aggregate pre-tax income over the performance period divided by the peer companies' aggregate revenue over such period minus the peer companies' aggregate 2018 pre-tax margin. The calculations are adjusted to exclude (i) write-offs of assets (including aircraft and associated parts), (ii) one-time gains or losses from the disposal of assets, and (iii) any other item of gain, income, loss, or expense determined to be special, extraordinary or unusual in nature or infrequent in occurrence, in each case under clauses (i), (ii) and (iii) as determined by the Committee in accordance with applicable accounting rules. If the Company achieves at least the minimum

2020 Proxy Statement	53

    entry level of performance, the awards will be settled in stock following the end of the three-year performance period.

    The target performance level established for the 2019 relative pre-tax margin Performance-Based RSUs was set by the Committee so that executives would earn market-competitive rewards ("target" level) for achieving pre-tax margin improvement designed to close a portion of the margin gap to the peer group (representing average annual relative improvement of 72 basis points). The entry performance level was designed to be achievable with solid relative performance (peer group change plus 0 basis points), which would represent maintaining the level of margin gap closure which has been achieved as of 2018 with recent strong performance. The stretch performance level (representing average annual relative improvement of 144 basis points) was set at a high level requiring exceptional relative performance to close the margin gap by the end of the three-year performance period. In determining the 2019-2021 performance goals, the Committee considered the historical performance of the Company and the peer group, the Company's multi-year financial plan, and the economic and market conditions at the time the goals were established.

    The 2019 pre-tax margin Performance-Based RSU awards have an entry opportunity equal to 50% of the target award value, a target opportunity of 100% of the target award value, and a maximum or "stretch" opportunity equal to 200% of the target award value. Payment opportunities under the relative pre-tax margin Performance-Based RSUs are subject to linear interpolation between performance levels. In accordance with ASC Topic 718, Compensation—Stock Compensation ("ASC Topic 718"), and as noted in the 2019 Summary Compensation Table below, the grant date fair value of the relative pre-tax margin Performance-Based RSUs is reflected at the entry level based on the deemed probability of satisfaction of the required performance conditions as of the grant date (consistent with applicable accounting rules). As discussed above, the Committee believes that improvement in pre-tax margin continues to be an appropriate metric for motivating executive performance in line with stockholder interests.

  •
  Time-vested RSUs.  The other half of the 2019 long-term incentive opportunity was delivered in the form of time-vested and stock-settled RSU awards that vest in one-third increments on February 28, 2020, 2021 and 2022. The February 2019 awards were granted pursuant to the Company's 2017 Incentive Compensation Plan. The number of RSUs granted was calculated based on the target opportunity value divided by the closing price per share of Common Stock on the date of grant, rounded up to the nearest whole share.

          Settlement of Long-term Incentives for the 2017-2019 Performance Period.    The long-term incentive awards granted in 2017 divided the target opportunity equally between Performance-Based RSUs based on relative pre-tax margin performance and time-vested restricted stock units. The 2017 relative pre-tax margin awards, which had a performance period of January 1, 2017 through December 31, 2019, were cash-settled Performance-Based RSU awards and had the following performance goals using relative improvement in pre-tax margin as the metric: entry—peer group change in pre-tax margin plus 74 basis points; target—peer group change in pre-tax margin plus 148 basis points; and stretch—peer group change in pre-tax margin plus 222 basis points. As a risk mitigation factor, the awards also required that the Company must have an adequate level of unrestricted cash at the end of the performance period, as determined by the Committee. For the 2017-2019 performance period, our relative pre-tax margin (as compared to the baseline year 2016) exceeded the industry peer group by 154 basis points resulting in earned amounts between target and stretch (108.19% of target).

          Under the Performance-Based RSU program, pre-tax margin is calculated based on pre-tax income divided by revenue, and pre-tax income is adjusted to exclude (i) write-offs of assets (including aircraft and associated parts), (ii) one-time gains or losses from the disposal of assets, and (iii) any other item of gain, income, loss, or expense determined to be special, extraordinary or unusual in nature or infrequent in occurrence. The peer group calculations are based on publicly available financial statements for each industry

54	2020 Proxy Statement

peer company, as adjusted for such items as identified in such publicly available financial statements and subject to determination of the Committee. The accounting rules related to revenue recognition were changed for financial reporting periods beginning on or after January 1, 2018. Performance under the 2017 awards was measured based on the prior accounting rules for 2016 (the baseline year) and 2017, consistent with the long-term incentive awards granted in 2016.

          The 2017 relative pre-tax margin Performance-Based RSUs were settled in cash in the first quarter of 2020 following review and certification by the Committee of the level of performance achieved. The 20-day average closing price per share of Common Stock immediately preceding December 31, 2019 was $88.59 per share. Payment of these awards is included in the "Option Exercises and Stock Vested for 2019" table below.

  CEO Transition Arrangements

          In December 2019, the Company announced that Mr. Munoz will transition from the role of CEO following the Annual Meeting and will assume the role of Executive Chairman and that Mr. Kirby, currently President of the Company, will assume the role of CEO at such time. In connection with the CEO transition and determining the compensation to be received by Mr. Munoz and Mr. Kirby, the Committee considered input from Exequity, the Committee's compensation consultant, and peer group market information, including consideration of the compensation levels at Delta and American. The premium-priced stock option award granted to Mr. Kirby with an extended vesting period was designed to motivate and reward long-term stockholder value creation while also providing retention value. See "—Benchmarking" above for a discussion of the Committee's compensation review process.

          Transition Agreement with Mr. Munoz.    On December 4, 2019, the Company entered into a Transition Agreement with Mr. Munoz (the "Transition Agreement") reflecting the terms and conditions of the transition and Mr. Munoz's employment. The Transition Agreement provides that Mr. Munoz will continue to serve as CEO and a director of the Company through the 2020 Annual Meeting and that, during this period, Mr. Munoz's employment will continue to be governed by the terms and conditions of his existing Employment Agreement, dated December 31, 2015, with the Company and United (as amended, the "Employment Agreement"). The Transition Agreement contemplates that Mr. Munoz will serve as Executive Chairman and remain a director of the Company until the date of the Company's 2021 Annual Meeting of Stockholders (the "2021 Annual Meeting," and such period, the "First Transition Period"). During the First Transition Period, Mr. Munoz will receive a base salary at an annual rate of $2,000,000 and will generally continue to be eligible to participate in senior executive-level employee benefit programs. Mr. Munoz's 2020 AIP award will be prorated for his service through the 2020 Annual Meeting. Mr. Munoz will not be entitled to receive any annual incentive compensation with respect to any year after 2020 or any grants of long-term incentive compensation following the Annual Meeting. As of the date of the 2021 Annual Meeting, Mr. Munoz will transition from his role as Executive Chairman and as a director of the Company, and will continue as a non-officer employee until March 1, 2022 (such period, the "Second Transition Period"). During the Second Transition Period, Mr. Munoz will receive a base salary at an annual rate of $360,000 and will be eligible to participate in those employee benefit programs that are generally available to non-officer employees of the Company.

          Under the Transition Agreement, if Mr. Munoz's employment with the Company is terminated by the Company without cause, by Mr. Munoz for good reason or due to Mr. Munoz's death or disability, in each case during either the First Transition Period or Second Transition Period, then in lieu of any payments or benefits under the Employment Agreement, Mr. Munoz would be entitled to receive the payments and benefits that he would have otherwise received under the Transition Agreement had his employment not terminated. The Transition Agreement also includes certain restrictive covenants, including confidentiality, non-solicitation and non-competition obligations from the Employment Agreement that are incorporated by reference. The Transition Agreement also contains mutual general releases of claims among the parties.

2020 Proxy Statement	55

          Compensation Arrangement with Mr. Kirby.    Mr. Kirby was recruited to United by Mr. Munoz in August 2016, after a three-decade career in the commercial airline business. His pending appointment to the role of CEO reflects a commitment from Mr. Munoz and the Board to preserve leadership continuity and implement the Company's succession plan. Mr. Kirby has played a pivotal role in enabling United's cultural transformation and developing and executing the Company's strategic plan, including the growth plan announced by the Company in January 2018. Most recently, Mr. Kirby has been instrumental in leading United's aggressive responses to the COVID-19 pandemic. To recognize Mr. Kirby's expanded responsibilities related to his transition to the role of CEO, the Committee approved an award of premium-priced stock options (with an exercise price of $110.21 per share, which is 25% higher than the closing stock price of our Common Stock on December 4, 2019, the date of grant) with a total Black-Scholes grant value of $9.7 million (the "Option Award"). The options have a ten-year term and vest in accordance with the following schedule: (i) 11% of the options will vest on May 20, 2023; (ii) 22% of the options will vest on May 20, 2024; (iii) 22% of the options will vest on May 20, 2025; (iv) 22% of the options will vest on May 20, 2026; (v) 11% of the options will vest on May 20, 2027; and (vi) 12% of the options will vest on May 20, 2028.

Other Compensation Components

          Severance Benefits.    We maintain standardized severance benefits for our officers. These benefits are set forth in severance plans applicable by officer level or, in the case of our CEO, through his employment agreement. Mr. Munoz's compensation and separation benefits in connection with his transition from CEO to Executive Chairman are set forth in the Transition Agreement entered in December 2019, which is described above. We previously eliminated employment agreements for all officers other than our CEO. The Company maintains the Executive Severance Plan, which provides severance benefits to our EVPs in connection with termination events. The severance and post-employment benefits provided under the Executive Severance Plan are consistent with the level of benefits that were provided to EVP-level officers of the Company under the terms of the employment agreements which were in effect prior to October 2014.

          Based on the advice of Exequity, we believe that our severance benefits are competitive with typical practices and that they provide appropriate levels of compensation and terms and conditions related to executive separations. Further, we believe that these arrangements are an important component of our compensation packages in terms of attracting and retaining top caliber talent in senior leadership roles and in defining terms and conditions of executive separation events. See "Potential Payments upon Termination or Change in Control" below for a discussion and estimate of the potential compensation and benefits provided pursuant to these arrangements.

          Retirement Benefits.    The Company maintains a tax qualified 401(k) plan and an excess 401(k) cash direct and cash match program for management and administrative employees, including the named executive officers. We believe these benefits encourage retention and are part of delivering an overall competitive pay package necessary to recruit and retain talented executives.

          Perquisites.    We offer our named executive officers certain perquisites that we believe are generally consistent with those provided to executives at similar levels at companies within the airline industry and general industry groups. We believe that providing certain benefits to our executives, rather than cash, enhances retention, results in a cost savings to the Company, and strengthens our relationships with our executives. For example, travel privileges on United flights provide the opportunity to become familiar with our network, product and locations and to interact with customers and employees. The incremental cost to the Company of providing such flight benefits is minimal, while we believe the value of these benefits to the named executive officers is perceived by them to be high. Consistent with historic practice and the travel policies at other airlines, the Company provides tax indemnification on the travel benefits provided to active and certain former officers. The Company has eliminated tax indemnification for post-separation perquisites provided to officers who were not officers as of the date the policy was adopted. The tax indemnification provided to each of the named executive officers is subject to an annual limit. Other benefits are primarily linked to maintaining the health of our executives and to financial and tax planning and

56	2020 Proxy Statement

assistance. Please refer to the "All Other Compensation" column of the "2019 Summary Compensation Table" and the footnotes thereto for additional information regarding perquisites.

Other Executive Compensation Matters

          Recoupment of Earned Awards/"Claw-back" Policy.    In 2018, the Committee adopted an enhanced claw-back policy applicable to annual and long-term incentive compensation of covered executives upon specified triggering events. The revised claw-back policy provides the Committee with discretion to require the return, repayment or forfeiture of any annual or long-term incentive compensation payment or award to a covered executive if the Committee determines that a covered executive engaged in misconduct that resulted in a material violation of (i) federal or state law that caused a material adverse impact to the Company's financial statements or reputation or (ii) the Company's Code of Ethics and Business Conduct that caused a material adverse impact to the Company's financial statements or reputation. All our NEOs, as well as any other "executive officer" as defined under Rule 3b-7 under the Exchange Act are covered by the enhanced claw-back policy. The policy includes a three-year look back period from the time of a triggering event. In addition, all our annual and long-term incentive award programs include claw-back provisions requiring the return of incentive payments in financial restatement situations to the extent necessary to comply with applicable law including, without limitation, the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act or any SEC rule.

          Stock Ownership Guidelines.    The Committee has approved stock ownership guidelines for our officers. The guidelines encourage our officers, including each of the named executive officers, to hold shares of Common Stock or equity-based awards with a fair market value that equals or exceeds a multiple of the executive's base salary. Currently, the CEO level stock ownership target is six times base salary, the President level stock ownership guideline is four times base salary, the EVP level stock ownership target is three times base salary, the SVP stock ownership target is two times base salary, and the VP stock ownership target is one times base salary. For purposes of determining whether an officer satisfies the stock ownership guidelines, restricted shares and stock-settled and time-vested RSUs are included in total stock holdings, while cash-settled RSUs do not count toward the total stock holdings. A newly hired or promoted officer has five years to achieve the stock ownership targets set forth in the guidelines. The Committee reviews equity ownership at least annually. Once an officer is determined to be in compliance with the stock ownership guidelines, he or she will be considered in compliance until such time as he or she sells or otherwise disposes of any of his or her shares of Common Stock. Following any such sale or disposition, the Committee will reevaluate the officer's compliance with the stock ownership guidelines at the next annual evaluation date. If an officer has not achieved the target ownership level, then the officer is required to hold 50% of the net shares issued upon vesting of restricted stock or RSUs until the officer achieves the target ownership level. All our named executive officers were in compliance with the guidelines as of the last measurement date. We also maintain stock ownership guidelines that apply to our non-employee directors, which are described in "2019 Director Compensation."

          Securities Trading Policy; Prohibition on Pledging and Hedging.    Our securities trading policy prohibits speculative and derivative trading and short selling with respect to our securities by all officers and directors. Our securities trading policy also prohibits pledging and hedging Company securities by our officers and directors. See also "Corporate Governance—Prohibition on Pledging and Hedging" above.

2020 Proxy Statement	57

Compensation Committee Report

          We have reviewed and discussed the CD&A with management. Based on such review and discussions, we recommended to the Board that the CD&A be included in this proxy statement and the 2019 Form 10-K.

Respectfully submitted, James A. C. Kennedy, Chairman Michele J. Hooper Edward L. Shapiro James M. Whitehurst

2019 Summary Compensation Table

          The following table provides information regarding the Company's principal executive officer (Mr. Munoz), principal financial officer (Mr. Laderman), and the three other most highly compensated executive officers in 2019 (Messrs. Kirby, G. Hart and B. Hart), determined in accordance with applicable SEC disclosure rules. The table provides information for 2019 and, to the extent required by applicable SEC disclosure rules, 2018 and 2017.

          In December 2019, the Company announced that Mr. Munoz will transition from the role of CEO following the Annual Meeting and will assume the role of Executive Chairman and that Mr. Kirby, currently the President of the Company, will assume the role of CEO of the Company at such time.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value ($)(4)	All Other Compensation ($)(5)	Total ($)
Oscar Munoz	2019	1,250,000	—	8,062,572	—	2,887,500	—	442,933	12,643,005
Chief Executive	2018	1,250,000	—	5,250,024	—	3,804,775	—	189,033	10,493,832
Officer	2017	1,250,000	—	7,838,135	—	—	—	472,999	9,561,134

J. Scott Kirby	2019	875,000	—	4,593,876	9,700,000	1,378,125	—	232,484	16,779,485
President	2018	875,000	—	2,734,433	—	1,664,589	—	185,392	5,459,414
	2017	875,000	—	4,082,366	—	928,069	—	222,183	6,107,618

Gregory L. Hart	2019	850,000	—	2,231,304	—	946,050	56,840	251,132	4,335,326
Executive Vice	2018	850,000	—	1,275,037	—	1,371,241	—	224,539	3,720,817
President and Chief
Operations Officer

Brett J. Hart	2019	775,000	—	2,034,466	—	1,035,090	—	177,934	4,022,490
Executive Vice	2018	775,000	—	1,162,514	—	1,304,608	—	157,457	3,399,579
President and	2017	747,500	—	2,487,539	750,007	1,064,817	—	160,009	5,209,872
Chief Administrative
Officer

Gerald Laderman	2019	718,750	—	1,903,197	—	800,064	—	199,318	3,621,329
Executive Vice	2018	579,271	156,250	706,902	—	954,167	—	160,946	2,557,536
President and	2017	507,500	—	761,543	—	631,624	196,018	146,517	2,243,202
Chief Financial
Officer

(1)
For each named executive officer, the amount shown represents the grant date fair value of 2019 long-term incentive awards determined in accordance with ASC Topic 718. The Company's 2019 long-term incentives value was structured one-half in time-vested RSUs and one-half in Performance-Based RSUs with performance based on the Company's pre-tax margin improvement as compared with an industry peer group.

58	2020 Proxy Statement

    Time-vested RSUs.    For the time-vested RSU awards, the grant date fair value was calculated by multiplying the number of RSUs awarded by the closing price per share of Common Stock on the date of grant. See the footnotes to the Grants of Plan-Based Awards for 2019 table below for the share price on the date of grant.

    Performance-Based RSUs.    In accordance with the SEC disclosure rules, the aggregate grant date fair value of the Performance-Based RSUs has been determined based on the probable satisfaction of the performance condition for those awards and the closing price per share of Common Stock on the date of grant. In accordance with ASC Topic 718, the grant date fair value of the 2019 relative pre-tax margin Performance-Based RSUs is calculated based on the entry level (50% of the target level) of performance based on the probable satisfaction of the required performance condition as of the grant date.

The following table reflects the aggregate grant date fair value of the 2019 Performance-Based RSUs at the target level (100%) and the maximum or "stretch" level (200% of the target level), using the closing price per share of Common Stock on the date of grant (as referenced in the table below).

			Pre-tax Margin Performance- Based RSUs

	Grant Date	Closing Share Price on the Grant Date ($/Sh)	Target Value ($)	Maximum Value ($)
Oscar Munoz	2/27/19	87.60	5,375,048	10,750,097

J. Scott Kirby	2/27/19	87.60	3,062,584	6,125,167

Gregory L. Hart	2/27/19	87.60	1,487,536	2,975,071

Brett J. Hart	2/27/19	87.60	1,356,311	2,712,622

Gerald Laderman	2/27/19	87.60	1,268,798	2,537,597

    The target value of the long-term incentive awards on the date of grant is calculated based on the closing stock price on the date of grant and fractional amounts are rounded up. Therefore, the target value of the actual awards on the date of grant is not identical to the target value set forth in the CD&A above.

(2)
The 2019 amount for Mr. Kirby represents a grant of premium-priced stock options (with an exercise price that is 25% higher than the closing stock price of our Common Stock on December 4, 2019, the date of grant) that was made in connection with his announced transition to the CEO role. The amount reported is based on the aggregate grant date fair value computed in accordance with ASC Topic 718. See Note 4—Share-Based Compensation Plans of the Combined Notes to Consolidated Financial Statements included in "Item 8. Financial Statements and Supplementary Data" in the 2019 Form 10-K for a discussion of the relevant assumptions used in calculating the amount reported for 2019. For further information on this special award, see footnote 4 to the Grants of Plan-Based Awards for 2019 table.

(3)
Amounts reported for 2019 represent amounts earned under the 2019 AIP. Our 2019 Company performance resulted in achievement at 105% of the total target opportunity level. Payments to the named executive officers also reflect application of the individual performance modifier under the 2019 AIP design. See "2019 Compensation Components—Annual Incentive Awards" for further information regarding the 2019 AIP.

(4)
Prior to the 2010 merger, Messrs. G. Hart and Laderman participated in pension benefits provided as part of the Continental Airlines total compensation program. None of the other named executive officers participate in the pension benefits. The amounts are calculated based on the difference in the present value of accumulated benefits determined as of December 31, 2019 and December 31, 2018, for the Continental Retirement Plan ("CARP") and also, with respect to Mr. Laderman, a pre-merger supplemental executive retirement plan ("SERP"). These benefits are frozen but the values of the frozen benefits continue to fluctuate based on changes in actuarial assumptions and the passage of time. For the period December 31, 2018 to December 31, 2019, the passage of time, change in CARP mortality table, and decreases in the CARP discount rate and lump sum interest

2020 Proxy Statement	59

  rate had offsetting effects on the present value of accumulated benefits resulting in a net decrease in value of $7,461 for Mr. Laderman. See "Narrative to Pension Benefits Table" below for a discussion of the assumptions used to calculate the present values of these pension benefits and further information on the provisions of the plans.

(5)
The following table provides details regarding amounts disclosed in the "All Other Compensation" column for 2019:

Name	Insurance Premiums Paid by Company ($)(a)	401(k) Company Contributions ($)(b)	401(k) Cash Direct and Cash Match Program ($)(b)	Perquisites and Other Benefits ($)(c)	Tax Indemnification ($)(d)	Total ($)
Oscar Munoz	17,412	19,600	334,234	41,972	29,715	442,933

J. Scott Kirby	6,960	18,200	146,873	29,180	31,271	232,484

Gregory L. Hart	8,088	21,000	145,593	48,534	27,917	251,132

Brett J. Hart	5,249	18,200	116,975	22,105	15,405	177,934

Gerald Laderman	15,062	22,400	111,433	29,802	20,621	199,318

(a)
Represents premiums paid by the Company for supplemental life insurance provided to the named executive officers.

(b)
Amounts shown represent Company contributions to the 401(k) plan. The 401(k) cash direct and cash match program provides cash payments equivalent to direct and matching contributions that could not be made to the applicable 401(k) plan as a result of contribution limits imposed under the Code.

(c)
For each named executive officer, this column includes the Company's incremental cost of providing the named executive officer with air travel on flights operated by any UAL subsidiary or operated as "United Express," reserved parking in Chicago at the Company's headquarters, an executive physical, and financial planning and tax services ($20,000 for Mr. Munoz). The amounts shown also include health club membership fees for Messrs. Kirby and G. Hart and car services for Mr. Munoz. The named executive officers also have access to certain other travel-related benefits with no incremental cost to the Company, such as access to our United Club facilities and status in our Mileage Plus programs for the executives and their immediate family members, complimentary car rentals provided by certain travel partners, and flight privileges on certain other air carriers. In connection with the Company's sponsorship of certain events and partnerships with various organizations and venues, certain perquisites that have no additional aggregate incremental cost to the Company, including tickets, memberships and parking access, are made available to the CEO and, in certain circumstances, other officers of the Company. Officers have access to certain package delivery services, which are provided at no incremental cost to the Company. Officers of the Company also are eligible to purchase on a voluntary basis group excess liability or "umbrella" insurance. The Company has no interest in these policies and does not subsidize the cost or make any other payment with respect to such coverage. During 2019, each of the named executive officers purchased such supplemental coverage.

(d)
In each case, this amount represents taxes paid on behalf of the named executive officer with respect to air travel on flights operated by any UAL subsidiary or operated as "United Express."

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Grants of Plan-Based Awards for 2019

          The following table sets forth information regarding awards granted during 2019 to our named executive officers. The 2019 annual incentive awards were granted pursuant to our AIP which was implemented under our 2017 Incentive Compensation Plan. The pre-tax margin Performance-Based RSUs were granted pursuant to our Performance-Based RSU Program which was implemented under our 2017 Incentive Compensation Plan. The time-vested RSU awards and, with respect to Mr. Kirby only, the stock options, also were granted pursuant to our 2017 Incentive Compensation Plan.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option

Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)(1)	Threshold (#)	Target (#)	Maximum (#)	Units (#)	Options (#)	Awards ($/Sh)	Awards ($)(5)
Oscar Munoz	2/27/19(1)	2/27/19	1,250,000	2,500,000	5,000,000	—	—	—	—	—	—	—
	2/27/19(2)	2/27/19	—	—	—	30,680	61,359	122,718	—	—	—	2,687,524
	2/27/19(3)	2/27/19	—	—	—	—	—	—	61,359	—	—	5,375,048

J. Scott Kirby	2/27/19(1)	2/27/19	546,875	1,093,750	2,187,500	—	—	—	—	—	—	—
	2/27/19(2)	2/27/19	—	—	—	17,481	34,961	69,922	—	—	—	1,531,292
	2/27/19(3)	2/27/19	—	—	—	—	—	—	34,961	—	—	3,062,584
	12/4/19(4)	12/4/19	—	—	—	—	—	—	—	306,865	110.21	9,700,000

Gregory L. Hart	2/27/19(1)	2/27/19	450,500	901,000	1,802,000	—	—	—	—	—	—	—
	2/27/19(2)	2/27/19	—	—	—	8,491	16,981	33,962	—	—	—	743,768
	2/27/19(3)	2/27/19	—	—	—	—	—	—	16,981	—	—	1,487,536

Brett J. Hart	2/27/19(1)	2/27/19	410,750	821,500	1,643,000	—	—	—	—	—	—	—
	2/27/19(2)	2/27/19	—	—	—	7,742	15,483	30,966	—	—	—	678,155
	2/27/19(3)	2/27/19	—	—	—	—	—	—	15,483	—	—	1,356,311

Gerald Laderman	2/27/19(1)	2/27/19	380,983	761,966	1,523,932	—	—	—	—	—	—	—
	2/27/19(2)	2/27/19	—	—	—	7,242	14,484	28,968	—	—	—	634,399
	2/27/19(3)	2/27/19	—	—	—	—	—	—	14,484	—	—	1,268,798

(1)
Represents 2019 award opportunities granted under the 2019 AIP. The annual incentive award amounts paid to the named executive officers are included in the "Non-Equity Incentive Plan Compensation" column in the 2019 Summary Compensation Table. The maximum opportunity under the 2019 AIP was 200% of the target level. The awards included a potential individual performance modifier of up to 150% of the achieved performance level, however, in any event, the maximum payment opportunity under the 2019 AIP awards was 200% of the target level. The final payment amounts were calculated based on base salary earned during the year.

(2)
Represents award opportunities for relative pre-tax margin Performance-Based RSUs. These awards will be settled in stock in the first quarter of 2022 and vesting will depend on the Company's improvement in cumulative pre-tax margin performance compared to an industry peer group over the period January 1, 2019 through December 31, 2021, subject to the named executive officer's continued employment through the end of the performance period or qualifying termination of employment.

(3)
Represents stock-settled RSUs that are scheduled to vest in one-third increments on February 28, 2020, 2021 and 2022, subject to the named executive officer's continued employment through the end of the performance period or qualifying termination of employment.

(4)
In connection with Mr. Kirby's responsibilities upon his transition to the role of CEO, the Committee approved an award of premium-priced stock options (with an exercise price set 25% higher than the closing stock price of Common Stock on December 4, 2019, the date of grant). The options have a ten-year term, and will vest in accordance with the following schedule: (i) 11% of the options will vest on May 20, 2023; (ii) 22% of the options will vest on May 20, 2024; (iii) 22% of the options will vest on May 20, 2025; (iv) 22% of the options will vest on May 20, 2026; (v) 11% of the options will vest on May 20, 2027; and (vi) 12% of the options will vest on May 20, 2028, subject to Mr. Kirby's continued employment through the applicable vesting date or qualifying termination of employment.

2020 Proxy Statement	61

(5)
Represents the grant date fair value of time-vested RSU awards, Performance-Based RSU awards and Mr. Kirby's premium-priced stock options, each determined in accordance with ASC Topic 718.

For the time-vested RSUs that are settled in stock, the amount was calculated by multiplying the number of RSUs awarded by the closing price per share of Common Stock on the February 27, 2019 date of grant ($87.60 per share).

In accordance with the SEC disclosure rules, the aggregate grant date fair value of the Performance-Based RSUs has been determined based on the probable satisfaction of the performance condition for those awards and the closing price per share of Common Stock on the February 27, 2019 date of grant ($87.60 per share). In accordance with ASC Topic 718, the grant date fair value of the 2019 relative pre-tax margin Performance-Based RSUs is calculated based on the entry level of performance based on the probable satisfaction of the required performance condition as of the grant date.

See Note 4—Share-Based Compensation Plans of the Combined Notes to Consolidated Financial Statements included in "Item 8. Financial Statements and Supplementary Data" in the 2019 Form 10-K for a discussion of the relevant assumptions used in calculating the aggregate grant date fair value of Mr. Kirby's premium-priced stock option.

Narrative to 2019 Summary Compensation Table and Grants of Plan-Based Awards for 2019 Table

          The following is a description of material factors necessary to understand the information disclosed in the 2019 Summary Compensation Table and the Grants of Plan-Based Awards for 2019 table.

          Employment Arrangements with Mr. Munoz.    On December 31, 2015, Mr. Munoz, the Company and United Airlines entered into an employment agreement memorializing the terms of Mr. Munoz's employment with the Company and United Airlines. The employment agreement has a term of five years expiring on September 8, 2020. Pursuant to the employment agreement, Mr. Munoz receives a base salary of $1,250,000 per year and participates in the Company's annual cash bonus program, with a minimum target annual bonus equal to 200% of his annual base salary. The agreement also provides for an annual long-term incentive award with a target grant date value of at least $10,500,000, to be delivered through vehicles and designs that are generally consistent with those awarded to the Company's other senior executive officers in each year. For 2019, the Committee granted Mr. Munoz long-term incentive awards with a target value of $10,750,000.

          On December 4, 2019, the Company and United Airlines entered into a transition agreement with Mr. Munoz (the "Transition Agreement") reflecting the terms and conditions of Mr. Munoz's transition from CEO to the role of Executive Chairman. Under the Transition Agreement, Mr. Munoz will continue to serve as CEO and a director of the Company through the Annual Meeting date and during this period his employment continues to be governed by the terms and conditions of his employment agreement. The Transition Agreement contemplates that Mr. Munoz will serve as Executive Chairman and remain a director of the Company until the date of the Company's 2021 Annual Meeting of Stockholders. Other terms of the Transition Agreement are described in the CD&A above.

          2019 Special Premium-Priced Stock Option Award to Mr. Kirby.    As noted in the tables above, Mr. Kirby received a special stock option award in December 2019 in connection with his selection to succeed Mr. Munoz in the CEO role following the Annual Meeting. This award was granted by the Committee following discussion and consideration of compensation levels in the peer group and industry peers, as described in the CD&A under "—Compensation Process and Oversight—Benchmarking." The options have a ten-year term and vest in accordance with the following schedule: (i) 11% of the options will vest on May 20, 2023; (ii) 22% of the options will vest on May 20, 2024; (iii) 22% of the options will vest on May 20, 2025; (iv) 22% of the options will vest on May 20, 2026; (v) 11% of the options will vest on

62	2020 Proxy Statement

May 20, 2027; and (vi) 12% of the options will vest on May 20, 2028. Mr. Kirby must remain employed through the vesting date of the options, with limited exceptions for vesting in full in the case of death, disability, or upon a qualifying termination of employment within two years following a change in control.

  2019 Incentive Compensation Awards

          The individual target level opportunities under the 2019 annual and long-term incentive compensation awards were expressed as a percentage of the executives' base salary earned during the year. These incentive awards are described below.

          Annual Incentive Awards.    As discussed in the CD&A, during 2019, each of the named executive officers participated in the AIP, an annual cash incentive plan adopted pursuant to the Company's 2017 Incentive Compensation Plan. The 2019 AIP award opportunities were as follows: entry—50% of targeted value; target—100% of targeted value; and stretch—200% of targeted value. In addition, the 2019 awards include an "individual performance modifier" of between 0-150%, provided, however, that in all circumstances the maximum payment level under the 2019 AIP awards was 200% of the targeted value. The combined 2019 performance relating to pre-tax income, D:00, customer satisfaction goals and net promoter score ("NPS") goals resulted in achievement of 105% of the total target opportunity level under the AIP. As discussed in the CD&A under "2019 Compensation Components—2019 Annual Incentive Awards," under the AIP design, the Committee retained discretion to adjust the AIP payouts through the application of the individual performance modifier and the Committee applied individual performance modifiers ranging from 100% to 120% for the named executive officers. Payments under the AIP are included in the 2019 Summary Compensation Table under the column captioned "Non-Equity Incentive Plan Compensation." Please see "2019 Compensation Components—2019 Annual Incentive Awards" in the CD&A above for further information regarding the operation of the AIP.

          Long-Term Incentive Awards.    As discussed in the CD&A, the 2019 targeted long-term incentive opportunity for each of the named executive officers was divided equally between (i) Performance-Based RSU awards based on pre-tax margin improvement relative to industry peers (stock-settled) and (ii) time-vested RSUs vesting equally over a three-year period (stock-settled). Please see "2019 Compensation Components—2019 Long-Term Incentive Awards" in the CD&A above for further information regarding the long-term incentive awards, including the establishment of the 2019 opportunity levels and discussion of the applicable performance measures.

          Performance-Based RSUs.    For 2019, the Committee granted pre-tax margin Performance-Based RSU awards with performance based on the Company's cumulative improvement in pre-tax margin for the January 1, 2019 through December 31, 2021 performance period versus an industry peer group and as compared to the baseline of the Company's and the industry's 2018 pre-tax margin results. Subject to achievement of the specified performance conditions, the Performance-Based RSUs are stock-settled. Participants must remain continuously employed through the end of the performance period to receive shares, with limited exceptions for pro-rata vesting in the case of death, disability, retirement, and involuntary termination following a change in control.

          Time-vested RSUs.    The other one-half of the 2019 long-term incentive target level opportunity was delivered in the form of time-vested RSUs. These awards vest in one-third increments on February 28, 2020, 2021 and 2022, subject to continued employment through each vesting date. The 2019 RSUs vest in full upon the holder's death or disability. Upon retirement, the RSUs vest on a pro-rata basis with respect to the portion of the award scheduled to vest on the next vesting date. The holder of RSUs will be eligible to receive any dividends or other distributions paid or distributed with respect to the shares subject to such RSUs at the time the RSUs vest, if at all. In consideration of the 2019 RSU awards, the award agreements include restrictive covenants, including post-separation obligations related to confidentiality, non-competition and non-solicitation.

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Outstanding Equity Awards at 2019 Fiscal Year-End

          The following table presents information regarding the outstanding equity awards held by each named executive officer as of December 31, 2019. In accordance with SEC reporting requirements, if performance through 2019 has exceeded the entry level, then the year-end number of Performance-Based RSUs that have not vested and the related payout value shown in the table below is based on achieving the next higher performance measure that exceeds the performance achieved through the 2019 fiscal year. For purposes of the table below, the 2018 and 2019 Performance-Based RSUs were estimated above the target levels at year-end and therefore are shown at the "stretch" level (200% of the target opportunity). The final determination of the value of each award will be made based upon the achievement of the specified performance conditions and the value of the Common Stock at the time of vesting.

	Option Awards				Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Oscar Munoz	—	—	—	—	23,472(1)	2,067,648(4)	—	—
	—	—	—	—	52,474(2)	4,622,435(4)	—	—
	—	—	—	—	61,359(3)	5,405,114(4)	—	—
	—	—	—	—	—	—	157,422(5)	13,867,304(7)
	—	—	—	—	—	—	122,718(6)	10,810,229(7)

J. Scott Kirby	—	306,865(8)	110.21	12/4/29	—	—	—	—
	158,479(9)	—	58.69	8/29/23	—	—	—	—
	—	159,321(9)	58.69	8/29/26	—	—	—	—
	—	—	—	—	12,225(1)	1,076,900(4)	—	—
	—	—	—	—	27,331(2)	2,407,588(4)	—	—
	—	—	—	—	34,961(3)	3,079,714(4)	—	—
	—	—	—	—	—	—	81,992(5)	7,222,675(7)
	—	—	—	—	—	—	69,922(6)	6,159,429(7)

Gregory L. Hart	—	—	—	—	5,665(1)	499,030(4)	—	—
	—	—	—	—	12,744(2)	1,122,619(4)	—	—
	—	—	—	—	16,981(3)	1,495,856(4)	—	—
	—	—	—	—	—	—	38,232(5)	3,367,857(7)
	—	—	—	—	—	—	33,962(6)	2,991,713(7)

Brett J. Hart	—	21,521(10)	77.56	6/14/27	—	—	—	—
	—	—	—	—	9,670(11)	851,830(4)	—	—
	—	—	—	—	5,182(1)	456,482(4)	—	—
	—	—	—	—	11,620(2)	1,023,606(4)	—	—
	—	—	—	—	15,483(3)	1,363,897(4)	—	—
	—	—	—	—	—	—	34,858(5)	3,070,641(7)
	—	—	—	—	—	—	30,966(6)	2,727,795(7)

Gerald Laderman	—	—	—	—	2,281(1)	200,933(4)
	—	—	—	—	6,630(2)	584,037(4)	—	—
	—	—	—	—	14,484(3)	1,275,896(4)	—	—
	—	—	—	—	—	—	19,890(5)	1,752,110(7)
	—	—	—	—	—	—	28,968(6)	2,551,791(7)

(1)
Represents the final one-third of RSUs granted in 2017, which vested on February 28, 2020. This award represented one-half of the 2017 long-term incentives total target opportunity.

64	2020 Proxy Statement

(2)
Represents RSUs granted in 2018 which vested or will vest in one-third increments on February 28, 2019, 2020 and 2021, subject to continued employment through each vesting date. This award represents one-half of the 2018 long-term incentives total target opportunity.

(3)
Represents RSUs granted in 2019 which vested or will vest in one-third increments on February 28, 2020, 2021 and 2022, subject to continued employment through each vesting date. This award represents one-half of the 2019 long-term incentives total target opportunity.

(4)
The market value shown in the table was calculated based on the number of RSUs held as of December 31, 2019 multiplied by the closing price per share of Common Stock on December 31, 2019 ($88.09).

(5)
Represents relative pre-tax margin improvement Performance-Based RSU awards granted in 2018 assuming that the awards achieve the "stretch" level of performance (200% of the target opportunity). Vesting of these awards is subject to the Committee's certification of achievement of specified performance conditions over the January 1, 2018 through December 31, 2020 performance period. This award represents one-half of the 2018 long-term incentives total target opportunity.

(6)
Represents relative pre-tax margin improvement Performance-Based RSU awards granted in 2019 assuming that the awards achieve the "stretch" level of performance (200% of the target opportunity). Vesting of these awards is subject to the Committee's certification of achievement of specified performance conditions over the January 1, 2019 through December 31, 2021 performance period. This award represents one-half of the 2019 annual long-term incentives total target opportunity.

(7)
The market value of the unvested Performance-Based RSUs shown in the table was calculated based on the number of unvested RSUs as of December 31, 2019 that represent the level of performance as reflected in footnotes 5 and 6 to this table, multiplied by the closing price per share of Common Stock on December 31, 2019 ($88.09). Subject to achievement of the specified performance conditions, the 2019 Performance-Based RSUs are settled in stock and the 2018 Performance-Based RSUs are cash-settled based on the average closing price per share of Common Stock for the 20 trading days immediately preceding the end of the performance period.

(8)
In connection with the CEO transition process, Mr. Kirby received an award of premium-priced stock options (with an exercise price that was set at 25% higher than the closing stock price of our Common Stock on the date of grant). The options have a ten-year term and vest in accordance with the following schedule: (i) 11% of the options will vest on May 20, 2023; (ii) 22% of the options will vest on May 20, 2024; (iii) 22% of the options will vest on May 20, 2025; (iv) 22% of the options will vest on May 20, 2026; (v) 11% of the options will vest on May 20, 2027; and (vi) 12% of the options will vest on May 20, 2028.

(9)
In connection with joining the Company, Mr. Kirby received a sign-on transition award consisting of premium-priced stock options (with an exercise price that was set at 25% higher than the closing stock price on the date of grant). The options are split into two awards, one with a seven-year term ending August 29, 2023 that vests in one-third increments on August 29, 2017, 2018 and 2019, and one with a ten-year term ending August 29, 2026 that vests in one-third increments on August 29, 2020, 2021 and 2022.

(10)
Represents a special stock option award granted to Mr. B. Hart on June 14, 2017 that vests in one-third increments over the third, fourth and fifth anniversary of the date of grant (June 14, 2020, 2021 and 2022).

(11)
Represents a special RSU award granted to Mr. B. Hart on June 14, 2017 that vests in one-third increments over the third, fourth and fifth anniversary of the date of grant (June 14, 2020, 2021 and 2022).

2020 Proxy Statement	65

Option Exercises and Stock Vested for 2019

          The following table presents information regarding option exercises and the vesting of restricted shares, RSUs and Performance-Based RSUs during 2019.

	Option Awards	Option Awards	Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Units Vesting (#)	Value Realized on Vesting ($)
Oscar Munoz	7,875(1)	579,482(1)	—	—
	—	—	44,787(2)	3,955,140(2)
	—	—	22,858(3)	2,007,161(3)
	—	—	23,471(4)	2,060,989(4)
	—	—	26,237(5)	2,303,871(5)
	—	—	76,181(6)	6,748,875(6)

J. Scott Kirby	—	—	4,433(3)	389,262(3)
	—	—	12,225(4)	1,073,477(4)
	—	—	13,665(5)	1,199,924(5)
	—	—	39,678(6)	3,515,074(6)

Gregory L. Hart	—	—	4,274(3)	375,300(3)
	—	—	5,663(4)	497,268(4)
	—	—	6,372(5)	559,525(5)
	—	—	18,384(6)	1,628,639(6)

Brett J. Hart	—	—	3,595(3)	315,677(3)
	—	—	5,182(4)	455,031(4)
	—	—	5,809(5)	510,088(5)
	—	—	16,821(6)	1,490,172(6)

Gerald Laderman	—	—	15,000(7)	1,244,100(7)
	—	—	2,196(3)	192,831(3)
	—	—	2,280(4)	200,207(4)
	—	—	3,315(5)	291,090(5)
	—	—	7,402(6)	655,743(6)

(1)
Mr. Munoz is the only named executive officer with stock option exercises during 2019 and all of such awards were granted to him in connection with his prior service as a non-employee director of Continental Airlines.

(2)
Represents the vesting on February 17, 2019 of one-third of the restricted shares granted on February 17, 2016 and valued based on the closing price per share of Common Stock on February 15, 2019 ($88.31), the closing price prior to the vesting date. The restricted shares were granted to Mr. Munoz under the terms of his employment agreement in consideration of his commencement of employment, and in part to compensate him for incentive and equity compensation forfeited at his prior employer. The award vested in one-third increments on February 17, 2017, 2018 and 2019, subject to continued employment through each vesting date.

(3)
Represents the vesting on February 28, 2019 of one-third of the restricted shares granted in 2016 and valued based on the closing price per share of Common Stock on the vesting date ($87.81).

(4)
Represents the vesting on February 28, 2019 of one-third of the time-vested RSUs granted in 2017 and valued based on the closing price per share of Common Stock on the vesting date ($87.81).

(5)
Represents the vesting on February 28, 2019 of one-third of the time-vested RSUs granted in 2018 and valued based on the closing price per share of Common Stock on the vesting date ($87.81).

66	2020 Proxy Statement

(6)
Represents Performance-Based RSU awards granted in 2017 that vested based on the Company's achievement of improvement in pre-tax margin performance relative to industry peers over the three-year performance period January 1, 2017 through December 31, 2019. The 2017 pre-tax margin Performance-Based RSU awards were settled in cash in the first quarter of 2020 following certification by the Committee that the Company achieved between the target and stretch levels of performance (108.19% of target). The RSUs were settled based on the 20-day average closing price prior to the December 31, 2019 vesting date ($88.59 per unit).

(7)
Represents the vesting on August 16, 2019 of one-third of a time-vested RSU award (stock-settled) granted to Mr. Laderman in 2016 as a retention award and valued based on the closing price per share of Common Stock on the vesting date ($82.94).

2019 Pension Benefits Table

          Prior to the 2010 merger, Continental Airlines maintained a SERP benefit for Mr. Laderman that provides an annual retirement benefit expressed as a percentage of his final average compensation. The SERP is not a current element of the Company's compensation program. For Mr. Laderman, final average pay used in the SERP calculation was frozen as of December 31, 2010 and the SERP benefit was fully frozen as of December 31, 2013. Messrs. G. Hart and Laderman also participate in the Continental Retirement Plan ("CARP"), which was frozen as of December 31, 2013.

          The following table sets forth information as of December 31, 2019 for Messrs. G. Hart and Laderman concerning the present value of their accumulated benefits under the CARP, which was frozen with respect to all management and administrative employees, including officers, as of December 31, 2013 and, with respect to Mr. Laderman, his SERP benefit. The SERP amounts shown in this proxy statement reflect an estimated Medicare tax indemnification that is expected to be paid by the Company in the year Mr. Laderman retires or terminates.

Name	Plan Name	Number of Years of Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
Gregory L. Hart	CARP	15.4	354,639	0

Gerald Laderman	CARP	23.3	717,890	0
	SERP	19.0	4,155,395	0

(1)
Years of credited service recognized under the SERP differ from actual service with the Company. Actual Company service (including Continental service) through December 31, 2013 is shown with respect to the CARP.

(2)
The assumptions used to calculate the present value of accumulated benefits under CARP and SERP, including those shown in the 2019 Summary Compensation Table, are set forth in the table below. These assumptions are primarily the same as those used for pension plan accounting under FASB ASC Topic 715-20 "Compensation—Retirement Benefits—Defined Benefit Plans—General" ("ASC 715-20"), as of each measurement date with three exceptions: pre-retirement mortality; pre-retirement turnover; and the age at which participants are assumed to retire.

2020 Proxy Statement	67

Narrative to Pension Benefits Table

Measurement Date

Assumption	12/31/2017	12/31/2018	12/31/2019
Discount Rate and Lump Sum Interest Rate:
• CARP	3.76%	4.33%	3.64%
• SERP	4.29%	4.40%	4.40%
Lump Sum Election	100%	100%	100%
Pre-retirement Turnover	None	None	None
Mortality Assumption:
• Pre-retirement	None	None	None
• Lump Sum—CARP	2019 IRS 417(e) Table	2019 IRS 417(e) Table	2021 IRS 417(e) Table
• Lump Sum—SERP	2017 IRS 417(e) Table	2019 IRS 417(e) Table	2019 IRS 417(e) Table
Assumed Retirement Age (earliest unreduced age):
• CARP	Age 65	Age 65	Age 65
• SERP	Age 60 (or current age if older)	Age 60 (or current age if older)	Age 60 (or current age if older)

          CARP.    The CARP is a non-contributory, defined benefit pension plan in which substantially all of Continental's non-pilot domestic employees (including Messrs. G. Hart and Laderman) were entitled to participate. During 2019, the Company contributed $635 million to the CARP.

          Effective December 31, 2013, the Company froze benefit accruals under the CARP for all management and administrative employees, including Messrs. G. Hart and Laderman. Effective January 1, 2014, all management and administrative employees of the Company, including the named executive officers, participate in defined contribution plans. In addition, management employees with compensation greater than the tax-qualified plan limit, including these officers, participate in the United Airlines, Inc. Management Cash Direct & Cash Match Program. The Company's decision to freeze the CARP was part of the Company's efforts to standardize management and administrative benefits following the 2010 merger with Continental.

          The CARP benefit is based on a formula that utilizes final average compensation and service while one was an eligible employee of Continental. Compensation used to determine benefits is regular pay, which includes salary deferral elections under broad-based employee programs (such as United's 401(k) plan), but excludes bonuses, taxable income derived from group term life insurance, payments pursuant to profit sharing plans, and any form of non-cash or incentive compensation. A limit of $170,000 is applied to each year of compensation. Final average compensation is based on the highest consecutive five calendar years of compensation of the ten most recent calendar years of employment. The final average compensation used to calculate the frozen accrued CARP benefit for Messrs. G. Hart and Laderman is $170,000.

          The benefit under the CARP is calculated as (A) times (B), where:

  (A)
  is 1.19% of final average compensation plus 0.45% of the final average compensation in excess of the participant's average Social Security wage base; and

  (B)
  is credited service, limited to 30 years.

          Normal retirement under the CARP is age 65, but a participant is entitled to receive a reduced benefit after attaining either age 55 with 10 years of service or age 50 with 20 years of service. The early retirement benefit is the same as the normal retirement benefit, but actuarially reduced from age 65 to the

68	2020 Proxy Statement

early retirement age. Messrs. G. Hart and Laderman were eligible for early retirement as of December 31, 2019.

          The CARP benefit can be received as a single life annuity or an actuarially equivalent contingent annuity with 50%, 66 2/3%, 75%, or 100% of the participant's payments continuing for the life of the surviving spouse following the participant's death, or as an actuarially equivalent lump sum. The lump sum payment option is not available if the participant terminates before being eligible for either normal or early retirement.

          Frozen SERP.    The SERP benefit originally was granted in connection with Mr. Laderman's employment agreement with Continental and will be offset by amounts paid or payable under the CARP. These benefits are not protected from bankruptcy, are subject to the rights of creditors of the Company, and are not protected by the Pension Benefit Guaranty Corporation. Continental provided the SERP benefits to address the compensation limits under CARP and to encourage retention by enhancing the financial value of continued employment with Continental. Mr. Laderman's SERP benefit was partially frozen as of December 31, 2010 and fully frozen as of December 31, 2013.

          Payouts under the SERP are based on final average compensation, which was frozen as of December 31, 2010 for all SERP participants, and credited years of service, which was frozen as of December 31, 2013 for Mr. Laderman. Under the SERP, final average compensation means the greater of a specified minimum amount or the average of the participant's highest five years of compensation during their last ten calendar years through the 2010 freeze date. For purposes of such calculation, compensation includes salary and cash bonuses but excludes certain other award payments, such as proceeds from awards under any option or stock incentive plan and any cash awards paid under a long-term incentive plan. The final average compensation used to calculate the frozen SERP accrued benefit is $655,357 for Mr. Laderman and credited years of service recognized under the SERP began January 1, 2000 for Mr. Laderman. Mr. Laderman received one additional credited year of service under the SERP for each actual year of service during the period 2000 through 2004. This additional service credit was provided as a retention incentive. The portion of the Present Value of Accumulated Benefits attributable to years of service credited under the SERP that are greater than actual years worked while participating in the SERP is $1,212,131 for Mr. Laderman.

          The benefit under the SERP is defined as a single life annuity, which is (a) times (b) minus (c), where:

  (a)
  is 2.50% of final average compensation;

  (b)
  is credited service; and

  (c)
  is the benefit payable from the CARP.

          The Company will increase the amount for the executive's portion of any Medicare payroll tax incurred in connection with the SERP payout (plus income taxes on such indemnity payment). This Medicare tax indemnity is expected to be paid in the year the executive terminates.

          Normal retirement under the SERP is age 60, but an officer is entitled to receive a reduced benefit upon the earlier of attaining age 55 or completing 10 years of actual service under the SERP. The benefit is payable as a lump sum, which is the actuarial equivalent of the single life annuity benefit payable at age 60. The lump sum is calculated using the same mortality table disclosed in the footnote to the financial statements for SERP (the Internal Revenue Service ("IRS") prescribed 417(e) table). It is also calculated using an interest rate that is the average of the Moody's Aa Corporate Bond rate for the three-month period ending on the last day of the second month preceding payment.

2020 Proxy Statement	69

Potential Payments upon Termination or Change in Control

          This section quantifies and describes potential payments that may be made to our named executive officers upon termination of employment or upon a change in control of the Company assuming that such event had occurred on December 31, 2019.

          This section does not include payments for awards that already were earned or vested as of December 31, 2019, including (i) the 2019 AIP awards and (ii) long-term incentive awards granted in 2017 for the 2017-2019 performance period. The 2019 AIP awards are included above under the Non-Equity Incentive Plan Compensation column of the 2019 Summary Compensation Table and the 2017 Performance-Based RSUs for the 2017-2019 performance period are included in the Option Exercises and Stock Vested for 2019 table.

  Termination Benefits of Mr. Munoz; CEO Transition Agreement

          As described in the CD&A above, Mr. Munoz will transition from the role of CEO following the Annual Meeting and will assume the role of Executive Chairman. In connection with the transition, the Company entered into the Transition Agreement with Mr. Munoz to reflect the terms and conditions of the transition and Mr. Munoz's continued employment as Executive Chairman. As of December 31, 2019, and continuing through the Annual Meeting, Mr. Munoz's employment continues to be governed by the terms and conditions of his existing Employment Agreement and the table below reflects those benefits as of December 31, 2019. For further information related to the terms and conditions of the Transition Agreement, see "CD&A—CEO Transition Arrangements" above.

          Pursuant to the terms of the Employment Agreement, if Mr. Munoz's employment is terminated by the Company without "cause" or if he resigns with "good reason," then Mr. Munoz will be entitled to certain payments and benefits, including the following: a cash severance payment of $7.5 million (representing two times his base salary plus target bonus); pro-rata payment of his annual bonus for the year of termination based on actual achievement of performance targets; and continuation of welfare benefits for two years.

          The Company's incentive awards also specify certain separation benefits and obligations. See "—Termination Due to Death or Disability," "—Involuntary Termination Without 'Cause' or Voluntary Termination for 'Good Reason'," and "—Change in Control" below for a description of the impact of termination on Mr. Munoz's outstanding incentive awards.

          Mr. Munoz is bound by certain non-solicitation and non-competition restrictions during the term of his employment and for a period of one year thereafter. Upon separation, Mr. Munoz retains lifetime flight benefits and a related tax indemnification, which benefits he retains from his prior service as a non-employee director of the Company. As of December 31, 2019, Mr. Munoz was not retirement eligible and a change in

70	2020 Proxy Statement

control would not impact his compensation. See "—Material Defined Terms" below for a discussion of "cause" and "good reason" definitions.

Estimate of Mr. Munoz's Potential Post-Employment Payments and Benefits at December 31, 2019

Type of Payment or Benefit	Resignation without Good Reason($)	Death ($)	Disability ($)	Involuntary Termination without Cause or Voluntary Termination for Good Reason ($)	Change In Control ($)(1)	Change In Control With Qualifying Termination ($)
Cash Severance	0	0	0	7,500,000	0	7,500,000

Long-Term Incentives
Time-vested RSUs (2017, 2018 and 2019)	0	12,095,197	12,095,197	0	0	12,095,197
Performance-Based RSUs (2018-20)	0	4,622,435	4,622,435	0	0	4,622,435
Performance-Based RSUs (2019-21)	0	1,801,705	1,801,705	0	0	1,801,705

Continuation Coverage Benefits
Health and Welfare	0	0	0	42,082	0	42,082
Life Insurance	0	0	0	1,234	0	1,234

Perquisites
Outplacement Services	0	0	0	25,000	0	25,000
Flight Benefits	132,215	0	132,215	132,215	0	132,215
Tax Indemnification on Flight Benefits	428,111	0	428,111	428,111	0	428,111

(1)
No benefits are changed or enhanced upon a change in control without a qualifying termination event.

Termination Benefits under the Executive Severance Plans and Award Agreements

          As of December 31, 2019, Messrs. Kirby, G. Hart, B. Hart and Laderman were eligible for termination benefits pursuant to the Company's Executive Severance Plan. The Company's incentive awards also specify benefits and obligations under certain separation scenarios. Below is a narrative description of potential payments to our named executive officers upon the following separation scenarios:

  •
  termination for "cause,"
  •
  retirement (if eligible) or resignation without "good reason,"
  •
  termination due to death or disability,
  •
  involuntary termination without "cause" or voluntary termination for "good reason," and
  •
  a change in control.

          A tabular summary of the estimated payments and benefits for each of these officers as of December 31, 2019 is set forth below the narrative descriptions of these scenarios. As of December 31, 2019, Messrs. G. Hart and Laderman were eligible to retire.

  Termination for "Cause"

          Upon a termination for "cause," our named executive officers are not entitled to any additional payments or benefits. However, upon any termination of employment, including a termination for "cause," Mr. Laderman would retain his frozen SERP benefits.

  •
  Frozen SERP benefits.  The value of the frozen SERP benefits as of December 31, 2019 is set forth in the 2019 Pension Benefits Table and the benefits are described under "Narrative to Pension Benefits Table." This is a frozen benefit and there is no enhancement of this benefit under any separation scenario. The SERP benefit payable is not affected by the cause of termination, other than death. Assuming a termination on December 31, 2019 other than due to death, the lump sum benefit payable to Mr. Laderman would have been $4,807,520 (payable on

2020 Proxy Statement	71

    July 1, 2020). Assuming a termination on December 31, 2019 due to death, the lump sum benefit would have been $2,156,637, payable to the surviving spouse on January 1, 2020. For purposes of these calculations, we assumed that the lump sum interest rate in effect at the time of payment for benefits payable after January 1, 2020 will be the same as the assumption currently in effect (3.14%). For the lump sum mortality assumption, we used the 2020 IRS prescribed 417(e) table.

  Retirement or Resignation without "Good Reason"

          Messrs. G. Hart and Laderman were retirement eligible on December 31, 2019 and were entitled to the retirement benefits described below. Such benefits are in addition to the frozen SERP benefit of Mr. Laderman described above. Messrs. Munoz, Kirby and B. Hart were not retirement eligible as of December 31, 2019 and therefore voluntary separation would be treated as resignation without "good reason" (as defined in the Executive Severance Plan or, in the case of Mr. Munoz, his employment agreement). The only separation benefit provided to Messrs. Munoz and B. Hart in such circumstances would be lifetime flight benefits, including for Mr. Munoz the grandfathered tax indemnification on such benefits. Mr. Kirby was not eligible for lifetime flight benefits as of December 31, 2019 because such benefits require five years of Company service.

  •
  Relative Pre-tax Margin Performance-Based RSUs.  Retirement eligible participants receive payments (pro-rata through the retirement date) under the relative pre-tax margin Performance-Based RSUs if and when actively employed participants receive payments based on the Company's actual performance results through the end of the performance period. The performance period for the 2018 awards ends on December 31, 2020 and the performance period for the 2019 awards ends on December 31, 2021. Assuming retirement at December 31, 2019, Messrs. G. Hart and Laderman each would be eligible for payment of (i) two-thirds of the 2018 awards based on the Company's actual performance achieved through December 31, 2020 and (ii) one-third of the 2019 awards based on the Company's actual performance achieved through December 31, 2021.

    As an estimate of the future payments to Messrs. G. Hart and Laderman, the termination tables set forth below include (i) two-thirds of the estimated value of the 2018 relative pre-tax margin Performance-Based RSUs assuming the awards meet the stretch level of performance and (ii) one-third of the estimated value of the 2019 relative pre-tax margin Performance-Based RSUs assuming the awards meet the stretch level of performance. These calculations are based on the estimates used in the Outstanding Equity Awards at 2019 Fiscal Year-End table and the closing price per share of Common Stock on December 31, 2019 ($88.09). Subject to achievement of the specified performance conditions, the 2019 Performance-Based RSUs are settled in stock and the 2018 Performance-Based RSUs are cash-settled based on the average closing price per share of Common Stock for the 20 trading days immediately preceding the end of the performance period.

    No amounts are payable under the Performance-Based RSU awards upon a voluntary resignation without "good reason" and therefore no amounts have been included for these awards under this scenario for Messrs. Munoz, Kirby and B. Hart.

  •
  Time-vested RSUs.  The time-vested RSUs granted to Messrs. G. Hart and Laderman vest on a pro-rata basis with respect to the portion of the award scheduled to vest on the next vesting date and the remainder of the time-vested RSUs are forfeited. The estimated retirement benefit amounts shown in the separation tables for Messrs. G. Hart and Laderman were calculated based on one-third of the value of such awards included in the Outstanding Equity Awards at 2019 Fiscal Year-End table, which represents the portion of the awards which vested on February 28, 2020.

72	2020 Proxy Statement

  •
  Stock Options.  The unvested stock options held by Messrs. Kirby and B. Hart terminate upon resignation without "good reason." Messrs. Kirby and B. Hart are the only named executive officers who held unvested stock options on December 31, 2019.

  •
  Continuation Coverage Benefits.  Upon any termination other than for "cause," Mr. Laderman is eligible to receive continued coverage under the Company's health and welfare benefit plans for himself and his eligible dependents at rates equivalent to those paid by similarly-situated employees who continue in service until he is eligible for Medicare (but in no event beyond age 65). This benefit was preserved from the terms of Mr. Laderman's pre-merger employment agreement. The remaining named executive officers do not have post-separation continuation coverage benefits upon retirement or voluntary resignation without "good reason."

  •
  Flight Benefits.  Upon any termination other than for "cause," flight benefits are provided for Messrs. Munoz, G. Hart, B. Hart and Laderman for the remainder of the executive's lifetime, subject to an annual limit. The Company previously adopted a policy to eliminate tax indemnification for post-separation perquisites, however Messrs. Munoz and Laderman had grandfathered rights to post-separation tax reimbursements. Upon death, certain executive's survivors will receive a limited flight benefit. For purposes of the tables below this has not been separately valued and is shown for each executive at the same value as the other termination scenarios. Mr. Kirby was not eligible for lifetime flight benefits as of December 31, 2019, which benefits require five years of Company service.

  Termination Due to Death or Disability

          If a named executive officer terminated employment due to death or disability on December 31, 2019, in addition to applicable benefits as described above, he would have been entitled to the following benefits:

  •
  Relative Pre-tax Margin Performance Based RSUs.  Upon death or disability, the 2018 and 2019 pre-tax margin Performance-Based RSU awards vest at the target level and are paid out immediately on a pro-rata basis. As an estimate of the payment to the named executive officers in the termination tables set forth below, (i) two-thirds of the target opportunity under the 2018 awards has been included and (ii) one-third of the target opportunity under the 2019 awards has been included.

    The estimated payout value of the 2018 and 2019 Performance-Based RSUs was determined based on the closing price per share of Common Stock on December 31, 2019 ($88.09). The 2019 Performance-Based RSUs are settled in stock and the 2018 Performance-Based RSUs are cash-settled based on the average closing price per share of Common Stock for the 20 trading days immediately preceding the end of the performance period. The pre-tax margin Performance-Based RSU awards outstanding at December 31, 2019 are set forth in the Outstanding Equity Awards at 2019 Fiscal Year-End table based on the stretch level of performance.

  •
  Time-Vested RSUs.  The time-vested RSU awards vest in full upon death or disability. The value of each time vested RSU was estimated based on the closing price of a share of Common Stock on December 31, 2019 ($88.09 per share).

  •
  Stock Options.  Outstanding unvested stock options vest in full upon death or disability. Messrs. Kirby and B. Hart are the only named executive officers who held unvested stock options on December 31, 2019. The value, if any, of the acceleration of vesting of the unexercisable stock options was estimated based on the difference between the applicable option exercise price and the closing price of a share of Common Stock on December 31, 2019 ($88.09 per share).

2020 Proxy Statement	73

  •
  Continuation Coverage Benefits.  In the case of death, the named executive officers' beneficiaries are entitled to receive proceeds of life insurance benefits equal to three times base salary (up to a maximum of $3 million) at the time of death. In the case of disability, the named executive officer is eligible to receive monthly benefits under the Company's applicable disability policies. There is no additional cost to the Company associated with payments under these disability policies and therefore no additional amounts are included in the tables with respect to these policies.

  Involuntary Termination Without "Cause" or Voluntary Termination for "Good Reason"

          If any of the named executive officers was terminated by the Company without "cause" or terminated voluntarily for "good reason" (as defined in the Company's Executive Severance Plan) on December 31, 2019, in addition to the applicable benefits described above, he would have been entitled to the following:

  •
  Cash Severance.  Under the Executive Severance Plan, the named executive officers would receive a cash severance payment equal to two times the sum of his (i) base salary (Kirby—$875,000, G. Hart—$850,000, B. Hart—$775,000, and Laderman—$725,000) and (ii) AIP target bonus percentage (Kirby—125%, G. Hart—106%, B. Hart—106%, and Laderman—106% of base salary) multiplied by year-end base salary.

    The estimated severance payments included in the tables are calculated using the target opportunity percentages referenced above which were in effect as of December 31, 2019. However, in an actual separation event, if the officer was expected to be a named executive officer for the year of termination, then the Executive Severance Plan specifies that the payment calculation uses the target opportunity percentage that was applicable in the year prior to the separation event. To the extent permitted under Section 409A of the Code, the severance payment is made in one lump sum payment and, if the payment is subject to a six-month delay, interest will be paid on the delayed payment.

  •
  Relative Pre-tax Margin Performance Based RSUs.  Upon an involuntary termination without cause or voluntary termination for good reason, Messrs. G. Hart and Laderman would receive payment for the pre-tax margin Performance Based RSUs based on their retirement eligibility described above. For Messrs. Munoz, Kirby and B. Hart, such awards would be forfeited.

  •
  Time-vested RSUs.   Messrs. G. Hart and Laderman would receive payment for a pro-rata portion of the time-vested RSUs scheduled to vest on the next vesting date as described above. The remaining time-vested RSUs held by the named executive officers would be forfeited.

  •
  Stock Options.  Unvested stock options would be forfeited, except as described below in situations involving a change in control.

  •
  Continuation Coverage Benefits.  Mr. Laderman would receive continued coverage under the Company's health and welfare benefits plans and continued life insurance benefits as set forth above. Each of the other named executive officers is eligible for continued coverage under the Company's welfare benefit plans for themselves and their eligible dependents and continued life insurance for 24 months following termination (until December 31, 2021) or, if earlier, until he receives similar benefits from a subsequent employer. The continuation coverage benefits require the executives to pay for the benefits at rates equivalent to those paid by similarly situated employees who continue in service and are subject to any Medicare or other coordination of benefits provisions under the applicable welfare benefit plan.

74	2020 Proxy Statement

  •
  Outplacement Services.   Outplacement consulting services are provided for 12 months following termination. The estimated cost set forth in the tables below is based on our current contracted rates and officer position.

"Change in Control"

          If a "change in control" of the Company had occurred on December 31, 2019, generally no payments or benefits would have been provided to the named executive officers unless there were also a qualifying termination of employment or as noted below. A "qualifying termination" includes involuntary termination without "cause" and voluntary termination for "good reason". These payments and benefits are generally the same as those provided upon a qualifying termination without a change in control.

          The outstanding time-vested RSU awards include a double-trigger with respect to a change in control, with vesting accelerated only if the holder terminates for "good reason" or upon a qualifying termination within two years of the change in control. The outstanding Performance-Based RSU awards also include double-trigger provisions and upon such trigger the performance goals would be deemed satisfied at the target level. Payments would require continued employment through the end of the performance period except in situations involving a qualifying termination event, death or disability. To satisfy requirements of Section 409A of the Code, a retirement eligible holder of Performance-Based RSUs would be eligible for an annual pro-rata payment. Payments with respect to the 2018 and 2019 Performance-Based RSUs would be made on a pro-rated basis upon a qualifying termination event, death or disability. The sign-on stock option awards granted to Mr. Kirby (which have an exercise price that was set 25% higher than the closing price on the date of grant) would vest upon a change in control without a separate termination event. The stock option awards granted to Mr. Kirby in connection with the CEO transition and the stock options held by Mr. Hart would only accelerate vesting if such executive experiences a qualifying termination within two years following a change in control.

          None of our named executive officers will be entitled to indemnification with respect to excise taxes under Section 4999 of the Code for a change in control. Instead, payments that would be subject to the excise tax will be reduced to the level at which the excise tax will not be applied unless the executive would be in a better net after-tax position by receiving the full payments and paying the excise tax.

Material Defined Terms

          The terms "cause" and "good reason" as used above are defined under Mr. Munoz's employment agreement, as amended, and the Executive Severance Plan with respect to the remaining named executive officers and are set forth below.

  •
  "Cause" means, in general, (i) gross neglect or willful gross misconduct; (ii) conviction of, or plea of nolo contendere to, a felony or crime involving moral turpitude; (iii) the executive's commission of an act of deceit or fraud intended to result in personal and unauthorized enrichment of the executive at the Company's expense; (iv) a material breach of a material obligation of the executive under the Company's Bylaws or pursuant to any award or agreement with the executive; (v) the executive's abuse of alcohol or drugs rendering the executive unable to perform the material duties and services required by his position; or (vi) a material violation of Company policies.

  •
  "Good Reason" means, in general, (i) a material diminution in the executive's authority, duty or responsibilities; (ii) a material diminution in the executive's base salary, except as part of an across-the-board reduction in salary; (iii) a relocation of the executive's principal place of employment by more than 50 miles; or (iv) a material breach by the Company of the Executive Severance Plan or, in the case of Mr. Munoz, employment agreement. With respect to Mr. Munoz, "good reason" also means the failure of any successor or assignee of the Company to assume his employment agreement.

2020 Proxy Statement	75

  •
  "Change in Control" means, in general, the occurrence of any one of the following events: (i) certain acquisitions by a third-party or third-parties, acting in concert, of at least a specified threshold percentage of the Company's then outstanding voting securities; (ii) consummation of certain mergers or consolidations of the Company with any other corporation; (iii) stockholder approval of a plan of complete liquidation or dissolution of the Company; (iv) consummation of certain sales or dispositions of all or substantially all the assets of the Company; or (v) certain changes in the membership of the Company's board of directors.

Restrictive Covenants and Release Requirement

          Our restricted share awards and time-vested RSU awards include restrictive covenants related to non-solicitation, non-competition and no-hire provisions for a period of one year following termination of employment (except, with respect to the non-competition covenant, if such termination is an involuntary termination by the Company without "cause" or by the executive for "good reason"). Similar restrictive covenants apply under the employment agreement of Mr. Munoz, under the terms of the stock option award granted to Mr. Kirby in 2019, and pursuant to surviving obligations under the prior employment agreements between the Company and Messrs. G. Hart, B. Hart and Laderman. In addition, each of the officers is bound by an obligation of confidentiality for an indefinite duration. The Company's Executive Severance Plan and Mr. Munoz's employment agreement contain a requirement to execute a release of claims in favor of the Company to receive the separation benefits described herein.

Estimate of Mr. Kirby's Potential Post-Employment Payments and Benefits as of December 31, 2019

Type of Payment or Benefit	Resignation without Good Reason ($)	Death ($)	Disability ($)	Involuntary Termination without Cause or Voluntary Termination for Good Reason ($)	Change In Control ($)	Change In Control With Qualifying Termination ($)
Cash Severance	0	0	0	3,937,500	0	3,937,500

Long-Term Incentives
Time-vested RSUs (2017, 2018 and 2019)	0	6,564,202	6,564,202	0	0	6,564,202
Performance-Based RSUs (2018)	0	2,407,559	2,407,559	0	0	2,407,559
Performance-Based RSUs (2019)	0	1,026,572	1,026,572	0	0	1,026,572

2016 Sign-on Stock Option Awards	0	4,684,037	4,684,037	0	4,684,037	4,684,037

2019 Transition Stock Option Award	0	0	0	0	0	0

Continuation Coverage Benefits
Health and Welfare	0	0	0	42,170	0	42,170
Life Insurance	0	0	0	1,236	0	1,236

Perquisites
Outplacement Services	0	0	0	25,000	0	25,000

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Estimate of Mr. G. Hart's Potential Post-Employment Payments and Benefits as of December 31, 2019

Type of Payment or Benefit	Retirement ($)(1)	Death ($)	Disability ($)	Involuntary Termination without Cause or Voluntary Termination for Good Reason ($)	Change In Control ($)(2)	Change In Control With Qualifying Termination ($)
Cash Severance	0	0	0	3,502,000	0	3,502,000

Long-Term Incentives
Time-vested RSUs (2017, 2018 and 2019)	1,558,929	3,117,505	3,117,505	(1)	0	3,117,505
Performance-Based RSUs (2018)	2,245,238	1,122,619	1,122,619	(1)	0	1,122,619
Performance-Based RSUs (2019)	997,238	498,619	498,619	(1)	0	498,619

Continuation Coverage Benefits
Health and Welfare	0	0	0	77,377	0	77,377
Life Insurance	0	0	0	1,236	0	1,236

Perquisites
Outplacement Services	0	0	0	25,000	0	25,000
Flight Benefits	121,280	0	121,280	121,280	0	121,280

(1)
The time-vested RSUs and the Performance-Based RSUs would be paid in accordance with the retirement separation based on Mr. G. Hart's retirement eligibility at December 31, 2019.

(2)
No benefits are changed or enhanced upon a change in control without a qualifying termination event.

Estimate of Mr. B. Hart's Potential Post-Employment Payments and Benefits as of December 31, 2019

Type of Payment or Benefit	Resignation without Good Reason ($)	Death ($)	Disability ($)	Involuntary Termination without Cause or Voluntary Termination for Good Reason ($)	Change In Control ($)(1)	Change In Control With Qualifying Termination ($)
Cash Severance	0	0	0	3,193,000	0	3,193,000

Long-Term Incentives
Time-vested RSUs (2017, 2018 and 2019)	0	2,843,985	2,843,985	0	0	2,843,985
Performance-Based RSUs (2018)	0	1,023,547	1,023,547	0	0	1,023,547
Performance-Based RSUs (2019)	0	454,633	454,633	0	0	454,633

2017 Special Award—Time vested RSUs	0	851,830	851,830	0	0	851,830
2017 Special Award—Stock Options	0	226,616	226,616	0	0	226,616

Continuation Coverage Benefits
Health and Welfare	0	0	0	82,884	0	82,884
Life Insurance	0	0	0	1,236	0	1,236

Perquisites
Outplacement Services	0	0	0	25,000	0	25,000
Flight Benefits	69,212	0	69,212	69,212	0	69,212

(1)
No benefits are changed or enhanced upon a change in control without a qualifying termination event.

2020 Proxy Statement	77

Estimate of Mr. Laderman's Potential Post-Employment Payments and Benefits as of December 31, 2019

Type of Payment or Benefit	Retirement ($)(1)	Death ($)	Disability ($)	Involuntary Termination without Cause or Voluntary Termination for Good Reason ($)	Change In Control ($)(2)	Change In Control With Qualifying Termination ($)
Cash Severance	0	0	0	2,987,000	0	2,987,000

Long-Term Incentives
Time-vested RSUs (2017, 2018 and 2019)	918,250	2,060,866	2,060,866	(1)	0	2,060,866
Performance-Based RSUs (2018)	1,168,073	584,037	584,037	(1)	0	584,037
Performance-Based RSUs (2019)	850,597	425,299	425,299	(1)	0	425,299

Continuation Coverage Benefits
Health and Welfare	103,483	66,730	103,483	103,483	0	103,483
Life Insurance	1,621	0	1,621	1,621	0	1,621

Perquisites
Outplacement Services	0	0	0	25,000	0	25,000
Flight Benefits	89,642	0	89,642	89,642	0	89,642
Tax Indemnification on Flight Benefits	297,092	0	297,092	297,092	0	297,092

(1)
The time-vested RSUs and the Performance-Based RSUs award would be paid in accordance with the retirement separation based on Mr. Laderman's retirement eligibility at December 31, 2019.

(2)
No benefits are changed or enhanced upon a change in control without a qualifying termination event.

Methodologies and Assumptions used for Calculating Other Potential Post-Employment Payments

          For purposes of quantifying the payments and estimated benefits disclosed in the foregoing tables, the Company utilized the following assumptions and methodologies to calculate the applicable costs to the Company:

  •
  Continuation Coverage benefits.  The expected future present values of medical and prescription drug coverage and life insurance benefits that are continued for a pre-defined period following certain qualifying triggering events was determined based on assumptions used for financial reporting purposes (i.e., FASB ASC 715-20-50 assumptions) using a discount rate of 3.35%. The expected future present values for the continuation coverage benefits were based on 2020 employer gross costs, including employer contributions to the health care savings and reimbursement accounts less employee contributions based on 2020 coverage elections. The estimates use a health care cost trend related to the medical and prescription drug benefits (including employer and employee contributions) of 5.8% in 2020, grading down to 4.5% in 2033. The separation scenarios include the portion of the benefits that is greater than the benefit that would be provided to all management employees. The value of the continued life insurance benefits was calculated using the January 2020 term life insurance cost to the Company of purchasing this coverage and assuming no cost increase because the premium is not age-related.

  •
  Flight benefits and related tax reimbursements.  The value of lifetime travel privileges was determined by utilizing the following assumptions: (i) executive and eligible family members and significant others continue to utilize the travel benefit for a period of 20 years following termination; (ii) the level of usage for each year is the same as the actual usage was for the executive and such persons for 2019; and (iii) the incremental cost to the Company for

78	2020 Proxy Statement

    providing travel benefits for each year is the same as the actual incremental cost incurred by the Company for providing travel benefits to the executive and eligible family members and significant others for 2019. Based on these assumptions, the Company determined the value of lifetime travel benefits by calculating the present value of the assumed incremental cost of providing the benefit to the executive and the executive's eligible family members over a 20-year period using a discount rate of 3.35%. The tax indemnification on lifetime flight benefits was determined utilizing the same three assumptions stated above. Using these assumptions, the Company determined the value of the indemnification by calculating the present value of the executive's future assumed annual tax indemnification (equal to the executive's actual 2019 tax indemnity) over a 20-year period using a discount rate of 3.35%.

2019 CEO Pay Ratio

          As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing information about the relationship of the annual total compensation of our employees and the annual total compensation of our CEO, Oscar Munoz. The CEO pay ratio included below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. In complying with the CEO pay ratio disclosure requirements, companies are permitted to use a variety of assumptions and methodologies. As a result, the CEO pay ratio reported by other companies may not be comparable with the ratio reported below since all results are impacted by the nature of each company's compensation reward structure and employee demographics and the chosen assumptions and methodologies permitted under the SEC rules.

          Ratio.    For the fiscal year that ended December 31, 2019, the estimated median annual total compensation of all employees of the Company (including our consolidated subsidiaries, but excluding our CEO) was $74,750 and the 2019 annual total compensation of our CEO was $12,643,005. Based on the foregoing, the 2019 ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees is estimated to be 169 to 1.

          Identifying the Median Employee and Calculating Total Compensation.    Since December 1, 2018 (the date used to select the 2018 median employee), there have not been any changes in the Company's employee population or employee compensation arrangements that we believe would significantly impact the pay ratio disclosure. However, there were significant changes in the circumstances related to calculation of 2019 annual compensation for the median employee originally identified in 2018 that would result in a significant change in our pay ratio disclosure if the 2019 compensation of such employee was utilized to calculate our 2019 CEO pay ratio. Therefore, as permitted under the CEO pay ratio disclosure rules, we are using a previously identified alternate median employee to calculate the 2019 CEO pay ratio. The alternate median employee was identified in the process described below with respect to the original median employee, and the alternate employee's 2018 compensation was substantially similar to the original median employee based on the compensation measure used to select the original median employee.

          For purposes of identifying the median employee as of December 31, 2018, based on our internal payroll records, we determined that there were approximately 91,700 employees of the Company (including our consolidated subsidiaries), of which approximately 4,100 were located outside of the United States. Pursuant to the de minimis exemption provided under Item 402(u) of Regulation S-K, because our non-U.S. employees account for less than 5% of our total U.S. and non-U.S. employees, all our international employees have been excluded. Our Guam employees are included with our U.S. employees for purposes of these calculations.

          As of December 31, 2018, our international employee locations and the number of excluded employees in each location were as follows: Antigua and Barbuda—1; Argentina—147; Aruba—1; Australia—49; Bahamas—2; Belgium—45; Belize—17; Brazil—322; Canada—19; Cayman Islands—1; Chile—14; China—161; Colombia—57; Costa Rica—90; Denmark—2; Dominican Republic—32; Ecuador—33; El Salvador—45;

2020 Proxy Statement	79

France—85; French Polynesia—1; Germany—136; Guatemala—44; Honduras—41; Hong Kong—144; India—147; Ireland—19; Israel—32; Italy—15; Jamaica—1; Japan—514; Marshall Islands—34; Mexico—771; Micronesia (Federated States)—130; Netherlands—51; New Zealand—5; Nicaragua—25; Norway—1; Panama—55; Peru—46; Philippines—9; Portugal—23; Singapore—58; Saint Maarten—1; South Korea—2; Spain—30; Sweden—2; Switzerland—15; Taiwan—68; Trinidad/Tobago—5; Turks and Caicos Islands—1; and United Kingdom—529. After taking into account the de minimis exemption, 87,659 employees in the U.S. and no employees located outside of the U.S. were considered for identifying the median employee.

          For purposes of identifying the median employee, we utilized the dollar amount reported in Box 5 of the 2018 Form W-2 Wage and Tax Statement provided for each U.S. employee on the Company's payroll as of December 31, 2018. This consistently applied compensation measure was chosen because it is a readily available measure for all U.S. employees and we believe it is a reasonable measure of total annual compensation.

80	2020 Proxy Statement

2019 Director Compensation

          The following table represents the amount of director compensation in 2019 for each director who served during that year other than Mr. Munoz. The 2019 compensation for Mr. Munoz is shown in the 2019 Summary Compensation Table. For purposes of the disclosure in this section, we refer to the non-employee directors elected by the holders of our Common Stock as "non-employee directors."

Name	Fees Earned or Paid in Cash ($)(1)		Stock Awards ($)(2)(3)		All Other Compensation ($)(4)	Total ($)
Carolyn Corvi	147,500		170,112		11,760	329,372

Jane C. Garvey	225,000		290,224		17,708	532,932

Barney Harford	138,510		170,112		63,553	372,175

Michele J. Hooper	140,000		170,154		30,635	340,789

Todd M. Insler	—	(5)	—	(5)	32,254	32,254

Walter Isaacson	145,000		170,154		18,199	333,353

James A. C. Kennedy	145,000		170,112		51,317	366,429

Sito J. Pantoja	—	(5)	—	(5)	38,925	38,925

Edward M. Philip	147,500		170,154		21,011	338,665

Edward L. Shapiro	137,500		170,154		61,434	369,088

David J. Vitale	150,000		170,112		30,636	350,748

James M. Whitehurst	137,500		170,154		49,998	357,652

Former Director who served as a Director in 2019

William R. Nuti	53,639		—		14,354	67,993

(1)
Messrs. Isaacson, Shapiro and Whitehurst each elected to receive 100% of their Board and Committee retainer fees in deferred share units as described below under "—Director Compensation Deferral under the DEIP."

(2)
Mses. Garvey and Hooper and Messrs. Isaacson, Philip, Shapiro and Whitehurst each elected to defer 100% of their 2019 equity awards in deferred share units as described below under "—Director Compensation Deferral under the DEIP." Ms. Garvey's deferral includes the equity award granted for her service as Non-Executive Chairman.

(3)
The amount shown in this column represents the grant date fair value of 2,103 restricted share units granted to each of the non-employee directors on May 23, 2019 determined in accordance with FASB ACS Topic 718. For Ms. Garvey, the amount shown also includes the grant date fair value of 1,484 restricted share units granted on May 23, 2019 for her service as Non-Executive Chairman.

Upon settlement, the restricted share units generally are structured to be settled: (i) 50% in cash, including any fractional share units, based on the average of the high and low sales prices of Common Stock on the vesting date; and (ii) 50% in shares of Common Stock. For those directors who elected to defer their equity award, the full award is deferred into deferred share units as described below under "—Director Compensation Deferral under the DEIP." With respect to the cash-settled portion of the restricted share unit award for those directors who have not elected a deferral, the grant date fair value was calculated by

2020 Proxy Statement	81

  multiplying the number of cash-settled units by the average of the high and low trading prices per share of Common Stock on the date of grant ($80.87 per share on May 23, 2019). With respect to the share-settled portion of the restricted share unit award, the grant date fair value was calculated by multiplying the number of share-settled units by the closing price per share of Common Stock on the date of grant ($80.91 per share on May 23, 2019).

As of December 31, 2019, the aggregate number of share units outstanding (including, as applicable, deferred share units) for each individual who served as a non-employee director was: 2,103 for each of Mses. Corvi and Hooper and Messrs. Harford and Kennedy; 11,680 for Ms. Garvey; 38,303 for Mr. Isaacson; 6,380 for Mr. Philip; 11,453 for Messrs. Shapiro and Whitehurst; and 9,131 for Mr. Vitale. Captain Insler, Mr. Pantoja and Mr. Nuti did not hold any outstanding share units as of December 31, 2019.

(4)
All other compensation includes: (a) with respect to certain directors, matching contributions of up to $20,000 to nonprofit organization(s) to which the director, or in the case of each of the ALPA director and the IAM director, the director's union, made a contribution(s) (including contributions as follows: $20,000 for each of Ms. Hooper and Messrs. Harford, Kennedy, Pantoja (IAM), Shapiro, Vitale and Whitehurst; $5,000 for Ms. Corvi; and $15,000 for Ms. Garvey), as discussed under the caption "—Charitable Contributions" below; (b) a tax reimbursement relating to flight benefits (which value is greater than the incremental cost to the Company of providing such benefits) for each director as follows: Ms. Corvi—$5,434; Ms. Garvey—$2,130; Mr. Harford—$34,297; Ms. Hooper—$8,572; Captain Insler—$26,188; Mr. Isaacson—$14,610; Mr. Kennedy—$24,885; Mr. Pantoja—$14,225; Mr. Philip—$16,463; Mr. Shapiro—$31,720; Mr. Vitale—$8,781; Mr. Whitehurst—$24,401; and Mr. Nuti—$10,524; and (c) as required by SEC rules, the aggregate incremental cost to the Company of such director's flight benefits.

(5)
Our directors who are employees of the Company or who are directors elected by a class of stock other than Common Stock do not receive any cash or equity compensation from the Company related to their service as directors. However, each of the ALPA director and the IAM director are entitled to receive certain travel benefits. See "—Travel Benefits" below and footnote 4 above. With respect to 2019, Captain Insler and Mr. Pantoja did not receive any director compensation other than the benefits set forth in the "All Other Compensation" column.

          The Nominating/Governance Committee periodically reviews and makes recommendations to the Board regarding the form and amount of compensation of the Company's non-employee directors. The Nominating/Governance Committee has not delegated any authority with respect to director compensation matters, and no executive officer plays a role in determining the amount of director compensation. The Compensation Committee's independent compensation consultant, Exequity, has advised the Nominating/Governance Committee with respect to director compensation matters. These matters include, among other things, a review and market analysis of board of director pay and benefits and share ownership guidelines. The Company's non-employee director compensation program was designed with reference to median director pay levels among the companies that comprise the Company's benchmarking peer group. See "Executive Compensation—Compensation Discussion and Analysis—Compensation Process and Oversight—Benchmarking" for a listing of the companies included in this group. In connection with such review the annual cash retainer fee for non-employee directors increased from $85,000 to $100,000 and the equity retainer increased from $160,000 to $170,000, effective in 2019. The compensation for the non-employee directors, including compensation for the Non-Executive Chairman, was approved by the independent members of the Board upon recommendation of the Nominating/Governance Committee.

82	2020 Proxy Statement

Cash Retainers for Board and Committee Service

          In 2019, the Company's non-employee directors received the following cash retainers for Board and committee service:

  •
  an annual retainer of $100,000;

  •
  an additional annual retainer of $20,000 for the Chairperson of each of the Compensation, Executive, Finance, Nominating/Governance and Public Responsibility Committees and an additional annual retainer of $25,000 for the Chairperson of the Audit Committee; and

  •
  an additional annual retainer of $12,500 for each of the members (other than the Chairperson) of the Compensation, Executive, Finance, Nominating/Governance and Public Responsibility Committees and an additional annual retainer of $15,000 for each of the members (other than the Chairperson) of the Audit Committee.

          In recognition of the impact of COVID-19 on United's business and to lead by example, the Company's non-employee directors waived 100% of their cash compensation for the second and third quarters of 2020.

Equity Compensation

          To attract and retain the services of experienced and knowledgeable non-employee directors, the Company adopted the 2006 Director Equity Incentive Plan, as amended and restated on February 20, 2014 (the "DEIP"). Under the DEIP, non-employee directors may receive periodic awards, stock compensation and/or cash compensation. Periodic awards are equity-based awards, including options, restricted stock, stock appreciation rights and/or shares, that are granted to non-employee directors from time to time at the discretion of the Board.

          Non-employee directors currently receive an annual equity award valued at $170,000, which is made in connection with the non-employee directors' election to the Board at the annual stockholder meeting. The equity award size is calculated based on the average of the high and low sales prices of Common Stock on the date of grant. The Non-Executive Chairman receives an additional annual equity award, as described below. In each case, each share unit represents the economic equivalent of one share of Common Stock and vests on the one-year anniversary of the date of grant. Upon settlement, the share units are designed to be settled: (i) 50% in cash based on the average of the high and low trading prices per share of Common Stock on the one-year anniversary date and (ii) 50% in shares of Common Stock. Any fractional units are settled in cash. Pursuant to the terms of the DEIP, a director may elect to receive the cash-settled portion of the award in shares and pursuant to any applicable deferral election, the award is deferred into a share unit account under the DEIP.

Non-Executive Chairman Compensation

          In addition to the cash and equity compensation described above, the independent members of the Board has approved additional compensation for the Non-Executive Chairman of $200,000 annually, of which: (i) $80,000 is paid in four equal quarterly installments and (ii) $120,000 is granted in share units under the DEIP. This compensation has been in effect since 2015 and remained unchanged for 2019.

          As discussed elsewhere in this proxy statement, Ms. Garvey is retiring from the Board at the end of her current term. Following the Annual Meeting, Mr. Munoz has been selected to succeed Ms. Garvey as Executive Chairman of the Board and Mr. Philip has been chosen by the independent members of the Board

2020 Proxy Statement	83

to serve as Lead Director. Compensation for the role of Lead Director has not yet been established by the Nominating/Governance Committee.

Director Compensation Deferral under the DEIP

          Under the DEIP, non-employee directors may defer the receipt of some or all of their cash compensation through credits to a share account established under the terms of the DEIP. Non-employee directors may also defer the receipt of shares that would otherwise be issued under an equity compensation award through credits to his or her share account. Unless otherwise specified by the director at the time of the deferral election, distribution from the share account will be made within 60 days following the date on which the non-employee director terminates his or her position as a director of the Company. Some of our directors also have deferrals in place with respect to compensation that was earned prior to the 2010 merger and these amounts have different distribution terms.

Stock Ownership Guidelines

          The stock ownership guidelines that apply to our non-employee directors encourage our non-employee directors to hold shares of Common Stock or equity-based awards (including share units and restricted share units) with a fair market value equal to or exceeding five times the annual cash retainer paid to the non-employee directors. The guidelines provide for a transition period of five years for non-employee directors to achieve the ownership requirement. The Nominating/Governance Committee reviews equity ownership of the non-employee directors annually. Once a non-employee director is determined to be in compliance with the stock ownership guidelines, the non-employee director will be considered to be in compliance until such time as he or she sells or otherwise disposes of any of his or her Common Stock, at which time the Nominating/Governance Committee will re-evaluate the non-employee director's compliance with the stock ownership guidelines. With the exception of Ms. Hooper, who joined the Board in 2018 and will have a transition period of five years to achieve compliance with the stock ownership guidelines, all of the non-employee directors were in compliance with the guidelines as of the last measurement date.

Travel Benefits

          We consider it important for our directors to understand our business and to have exposure to our operations and employees. For that reason, our directors receive flight benefits, including a travel card permitting positive space travel by the director, the director's spouse or qualified domestic partner and certain other eligible travelers, and access to our United Club facilities. These benefits are taxable to the director, subject to the reimbursement of certain of such taxes by the Company. Prior to the 2010 merger, the Company and Continental adopted policies to eliminate tax indemnification for post-separation perquisites provided to non-employee directors who did not have an existing right to such benefits as of the date the respective policy was adopted. The tax indemnification provided to the non-employee directors is subject to an annual limit. A non-employee director who retires from the Board with at least five consecutive years of service as a director will receive lifetime travel benefits, subject to certain exceptions. In addition, Mr. Pantoja will receive lifetime travel benefits if he meets the required five years of consecutive service on the Board.

Charitable Contributions

          The Company provides a matching charitable contribution to qualifying nonprofit organizations to which a director makes a personal commitment in an aggregate amount of up to $20,000 per year. In the case of each of the ALPA director and the IAM director, the Company will provide matching charitable contributions of up to $20,000 per year in the aggregate to qualifying nonprofit organizations to which either the director or the director's union contributes. During 2019, the Company also donated complimentary positive space air travel to qualified charitable organizations selected by the non-employee directors. In 2019, such directors were permitted to donate up to four round trip tickets to qualified charitable organizations.

84	2020 Proxy Statement

Audit Committee Report

United Airlines Holdings, Inc. Audit Committee Report

To the Board of United Airlines Holdings, Inc.:

          The Audit Committee is comprised of four non-employee members of the Board. After reviewing the qualifications of the current members of the Audit Committee, and any relationships they may have with the Company that might affect their independence from the Company, the Board has determined that: (1) all current Audit Committee members are "independent" as that concept is defined in Section 10A of the Exchange Act; (2) all current Audit Committee members are "independent" as that concept is defined in the applicable Nasdaq Listing Rules; (3) all current Audit Committee members are financially literate under the applicable Nasdaq Listing Rules; and (4) each of Ms. Hooper, Mr. Philip and Mr. Vitale qualifies as an audit committee financial expert under the applicable rules promulgated pursuant to the Exchange Act.

          The Board appointed the undersigned directors as members of the Audit Committee and adopted a written charter setting forth the procedures and responsibilities of the Audit Committee. Each year, the Audit Committee reviews the adequacy of the charter and recommends any changes to the Board for approval.

          During the last year, and earlier this year in preparation for the filing with the SEC of the 2019 Form 10-K, the Audit Committee, among other matters:

  •
  reviewed and discussed the audited financial statements included in the 2019 Form 10-K with management and the Company's independent registered public accounting firm, referred to in this report as the "independent auditors;"

  •
  reviewed the overall scope and plan for the annual audit of the Company's financial statements to be included in the 2019 Form 10-K and the results of the examinations by the Company's independent auditors;

  •
  met with management periodically during the year to consider the adequacy of the Company's internal control over financial reporting and the quality of its financial reporting and discussed these matters with the Company's independent auditors and with appropriate Company financial personnel and internal auditors;

  •
  reviewed and discussed with the independent auditors: (1) their judgments as to the quality of the accounting principles applied in the Company's financial reporting; (2) the critical audit matters ("CAMs") addressed in the audit and the relevant financial statement accounts or disclosures that relate to each CAM; (3) the written disclosures and the letter received from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board (the "PCAOB") regarding the independent auditors' communications with the Audit Committee concerning independence, and the independence of the independent auditors; and (4) the matters required to be discussed with the Audit Committee under the applicable requirements of the PCAOB and the SEC;

  •
  based on these reviews and discussions, as well as private discussions with the independent auditors and the Company's internal auditors, recommended to the Board the inclusion of the audited financial statements of the Company and its subsidiaries in the 2019 Form 10-K; and

  •
  determined that the non-audit services provided to the Company by the independent auditors (discussed below under Proposal No. 2) are compatible with maintaining the independence of the independent auditors. The Audit Committee's pre-approval policies and procedures are discussed below under Proposal No. 2.

2020 Proxy Statement	85

          Notwithstanding the foregoing actions and the responsibilities set forth in the Audit Committee charter, the charter clarifies that the Audit Committee is not responsible for certifying the Company's financial statements or guaranteeing the independent auditors' report. The functions of the Audit Committee are not intended to duplicate or substitute for the activities of management and the independent auditors, and the Audit Committee members cannot provide any expert or special assurance as to the Company's financial statements or internal controls or any professional certifications as to the work of the independent auditors. Management is responsible for the Company's financial reporting process, including its system of internal control over financial reporting, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The independent auditors are responsible for expressing an opinion on those financial statements. Audit Committee members are not employees of the Company and are not acting as professional accountants or auditors on behalf of the Company. Therefore, the Audit Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent auditors included in their report on the Company's financial statements.

          The Audit Committee meets periodically with management and the independent and internal auditors, including private discussions with the independent auditors and the Company's internal auditors, and receives the communications described above. The Audit Committee has also established procedures for: (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, auditing or internal accounting control matters and (2) the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters. However, this oversight does not provide the Audit Committee with an independent basis to determine that management has maintained: (1) appropriate accounting and financial reporting principles or policies or (2) appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with accounting principles generally accepted in the United States or that the audit of the Company's financial statements has been carried out in accordance with auditing standards generally accepted in the United States.

          The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

Respectfully submitted,
Audit Committee
David Vitale, Chair Carolyn Corvi Michele J. Hooper Edward M. Philip

86	2020 Proxy Statement

Proposal No. 2: Ratification of the Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2020

Independent Registered Public Accountants

          Ernst & Young LLP was the Company's independent registered public accounting firm for the fiscal year ended December 31, 2019. The Audit Committee has approved the appointment of Ernst & Young LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020.

Audit Committee Pre-Approval Policy and Procedures

          The Audit Committee has adopted a policy on pre-approval of services of the Company's independent registered public accounting firm. The policy provides that the Audit Committee shall pre-approve all audit and non-audit services to be provided to the Company and its subsidiaries and affiliates by its independent auditors. The process by which this is carried out is as follows:

          For recurring services, the Audit Committee reviews and pre-approves the independent registered public accounting firm's annual audit services in conjunction with the annual appointment of the outside auditors. The reviewed materials include a description of the services along with related fees. The Audit Committee also reviews and pre-approves other classes of recurring services along with fee thresholds for pre-approved services. In the event that the additional services are required prior to the next scheduled Audit Committee meeting, pre-approvals of additional services follow the process described below.

          Any requests for audit, audit-related, tax and other services not contemplated with the recurring services approval described above must be submitted to the Audit Committee for specific pre-approval and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings. However, the authority to grant specific pre-approval between meetings, as necessary, has been delegated to the Chair of the Audit Committee. The Chair must update the Audit Committee at the next regularly scheduled meeting of any services that were granted specific pre-approval.

          On a periodic basis, the Audit Committee reviews the status of services and fees incurred year-to-date and a list of newly pre-approved services since its last regularly scheduled meeting. The Audit Committee has considered whether the 2019 and 2018 non-audit services provided by Ernst & Young LLP are compatible with maintaining auditor independence and concluded that such services were compatible with maintaining Ernst & Young LLP's independence.

          All of the services in 2019 and 2018 under the Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees categories below have been approved by the Audit Committee pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X of the Exchange Act.

2020 Proxy Statement	87

Independent Registered Public Accounting Firm Fees

          The aggregate fees billed for professional services rendered by the Company's independent auditors in 2019 and 2018 are as follows (in thousands):

Service	2019	2018
Audit Fees	$4,323	$3,992

Audit-Related Fees	403	375

Tax Fees	174	166

All Other Fees	—	2

Total	$4,900	$4,535

  Audit Fees

          For 2019 and 2018, audit fees consist primarily of the audit and quarterly reviews of the consolidated financial statements and the audit of the effectiveness of internal control over financial reporting of the Company and its wholly-owned subsidiaries. Audit fees also include the audit of the consolidated financial statements of United Airlines, attestation services required by statute or regulation, comfort letters, consents, assistance with and review of documents filed with the SEC, and accounting and financial reporting consultations and research work necessary to comply with generally accepted auditing standards.

  Audit-Related Fees

          For 2019, fees for audit-related services primarily consisted of accounting consultations for proposed or future transactions and identifying and testing changes in the internal control environment prior to the implementation of the new revenue accounting system, which went into effect during the third quarter of 2019. For 2018, fees for audit-related services consisted of consultations related to the adoption of new accounting standards prior to adoption.

  Tax Fees

          Tax fees for 2019 and 2018 relate to professional services provided for research and consultations regarding tax accounting and tax compliance matters and review of U.S. and international tax impacts of certain transactions, exclusive of tax services rendered in connection with the audit.

  All Other Fees

          Fees for all other services billed in 2018 consist of subscriptions to Ernst & Young LLP's on-line accounting research tool.

Ratification of the Appointment of the Independent Registered Public Accounting Firm

          The Audit Committee has appointed Ernst & Young LLP as the Company's independent registered public accounting firm to audit the Company's consolidated financial statements for the fiscal year ending December 31, 2020. Ernst & Young LLP has served as the Company's independent registered public accounting firm since 2009. It is anticipated that representatives of Ernst & Young LLP will be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from those attending the Annual Meeting.

88	2020 Proxy Statement

          Ernst & Young LLP rotates its lead audit engagement partner every five years; the Audit Committee interviews proposed candidates and selects the lead audit engagement partner.

          The stockholders are being asked to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2020. Although ratification is not required by law or the Bylaws, the Board is submitting the appointment to the stockholders as a matter of good corporate governance. In the event of a negative vote on such ratification, the Audit Committee may reconsider its selection. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

          THE BOARD AND AUDIT COMMITTEE UNANIMOUSLY RECOMMEND A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020, WHICH IS DESIGNATED AS PROPOSAL NO. 2.

2020 Proxy Statement	89

Proposal No. 3: Advisory Vote to Approve the Compensation of the Company's Named Executive Officers

          In accordance with Section 14A of the Exchange Act, we are providing stockholders with the opportunity to vote on an advisory resolution, commonly known as a "say-on-pay" proposal, approving the Company's executive compensation as reported in this proxy statement:

    RESOLVED, that the stockholders approve the compensation of the named executive officers of United Airlines Holdings, Inc., as disclosed in the proxy statement for the 2020 Annual Meeting of Stockholders under the section captioned "Executive Compensation" including the Compensation Discussion and Analysis, the compensation tables, the accompanying footnotes, and the related disclosure contained therein.

          At the 2017 annual meeting of stockholders, stockholders were asked to cast a non-binding advisory vote on whether the say-on-pay vote should be held every year, every two years or every three years (the "Frequency Vote"). A majority of stockholders voting on the matter indicated a preference for holding the say-on-pay vote on an annual basis. Accordingly, the Board resolved that the non-binding advisory vote to approve the compensation of the Company's named executive officers will be held on an annual basis at least until the 2023 Frequency Vote. At the Company's annual meeting on May 22, 2019, approximately 96% of the votes cast were voted in favor of the say-on-pay proposal.

          Our executive compensation program for 2019 is described in this proxy statement under the section captioned "Executive Compensation" including the Compensation Discussion and Analysis, the compensation tables, the accompanying footnotes, and the related disclosure contained therein.

          As discussed in the CD&A, our core executive compensation philosophy continues to be based on achieving the following objectives: (i) aligning the interests of our stockholders and executives; (ii) linking executive pay to performance; and (iii) attracting, retaining and appropriately rewarding our executives in line with market practices. We believe the foregoing objectives are reflected in the 2019 incentive compensation program design approved by the Compensation Committee in February 2019. Our programs include focus on the United customer experience. The Compensation Committee continues to evaluate United's progress toward improving the customer experience.

          Our 2019 executive compensation policies and practices include the following features, which we believe illustrate our commitment to corporate governance "best practices" and the principles described in the CD&A:

  •
  Multiple performance metrics aimed at stockholder value.  We utilize multiple performance metrics to motivate and reward achievements that we believe are complementary of one another and contribute to the long-term creation of stockholder value, including:

      •
      annual pre-tax income, as measured under our AIP;
      •
      operational performance, as measured in 2019 by our monthly D:00 performance versus industry peers, which was utilized because our on-time departure results are strongly correlated to the satisfaction of our customers;
      •
      customer satisfaction results, as measured by our internal customer satisfaction surveys and subject to Compensation Committee discretion to evaluate customer satisfaction based on other factors, including consideration of third-party surveys and rankings related to customer satisfaction and other related standards in the airline industry;

90	2020 Proxy Statement

        •
        our net promoter score results, as measured by our internal surveys and subject to Compensation Committee discretion, which is a new program metric in 2019 that was selected to provide focus on earning customer loyalty over time;
        •
        long-term relative pre-tax margin improvement; and
        •
        stock price performance, as the payouts of our 2019 long-term incentive awards are in stock.

  •
  Use of absolute performance goals balanced with consideration of relative performance against peers and use of overlapping performance periods in the long-term incentive program.

  •
  Pay is targeted with reference to peer group median levels.

  •
  Balanced peer group companies.  For 2019 compensation decisions, the Compensation Committee retained the same peer group used for compensation benchmarking in the prior year. Our peer group was carefully selected to include well-run companies in general industry, with a primary focus on airlines, customer service-oriented companies in the travel industry, aerospace and transportation companies; companies of similar revenue size (i.e., 0.5-2.0 times the Company's revenue); and the largest U.S.-based airlines (regardless of revenue range). We have maintained these same general standards for our peer group since 2011. In addition, we consider the compensation practices at our primary airline competitors (American, Delta and Southwest), which companies are included in our benchmarking peer group.

  •
  "Double-triggers" on change in control.  Our long-term incentive awards have "double-trigger" accelerated vesting provisions. A "double-trigger" means that acceleration of vesting requires two events: first, a change in control; and second, a qualified termination of service, such as an involuntary termination without "cause."

  •
  No change in control tax indemnity.  Company policy prohibits excise tax indemnity for pay related to change in control transactions.

  •
  Stock ownership guidelines.  Our named executive officers and other officers are subject to stock ownership guidelines based on a multiple of base salary as follows: CEO—6x base salary; President—4x base salary; EVP—3x base salary; SVP—2x base salary; and VP—1x base salary. A newly hired or promoted officer has five years to achieve the stock ownership targets set forth in the guidelines.

  •
  Prohibition on pledging and hedging.  We maintain a securities trading policy, which prohibits pledging and hedging Company securities by our officers and directors. See "Corporate Governance—Prohibition on Pledging and Hedging" for additional information on this policy.

  •
  "Claw-back" provisions.  We have a claw-back policy that provides the Compensation Committee with discretion to require the return, repayment or forfeiture of any annual or long-term incentive compensation payment or award to a covered executive if the Compensation Committee determines that the executive engaged in misconduct that resulted in a material violation of (i) federal or state law that caused a material adverse impact to the Company's financial statements or reputation or (ii) the Company's Code of Ethics and Business Conduct that caused a material adverse impact to the Company's financial statements or reputation. All our NEOs are covered by the claw-back policy, which has a three-year look back period from the time of a triggering event. In addition, our programs include claw-back provisions requiring the return of incentive payments in certain financial restatement situations.

  •
  Profit sharing hurdle.  No annual incentives are paid to officers unless our frontline employees receive a profit-sharing payment for the year.

2020 Proxy Statement	91

  •
  Risk mitigation.  Our executive pay programs have been designed to discourage excessive risk-taking by our executives.

  •
  Standardized severance policies.  We maintain standardized severance benefits for our officers. These benefits are set forth in severance plans applicable by officer level or, in the case of our CEO, through his employment agreement.

  •
  Annual say-on-pay vote.  We have adopted an annual policy for our say-on-pay vote as recommended by our stockholders at our 2017 annual meeting.

  •
  Communication with investors.  We communicate with the investment community regarding our long-term strategy and relative to our operating, financial and customer satisfaction goals. Management and the Board strive to provide our investors with relevant and reliable information to provide transparency regarding our financial performance projections.

  •
  Independent Compensation Committee.  The Compensation Committee is comprised solely of independent directors and considers and approves all compensation for our Section 16 reporting officers.

  •
  Independent Compensation Consultant.  The Compensation Committee has retained an independent compensation consultant, who provides services directly to the Compensation Committee, and has adopted an "Independent Executive Compensation Consultant Conflict of Interest Policy," compliance with which is regularly monitored by the Compensation Committee.

          We urge our stockholders to read the CD&A section of this proxy statement, which discusses in greater detail how our 2019 executive compensation program implemented our guiding principles. We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement.

          Because this vote is advisory, it will not be binding upon the Board. Moreover, this vote will not be construed as overruling a decision by the Board, creating or implying any additional fiduciary duty by the Board, or restricting or limiting the ability of the Company's stockholders to make proposals for inclusion in proxy materials related to executive compensation. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

          THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS, WHICH IS DESIGNATED AS PROPOSAL NO. 3.

92	2020 Proxy Statement

Proposal No. 4: Stockholder Proposal Regarding Stockholder Action by Written Consent

          John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, has advised the Company that he intends to present the following stockholder proposal at the Annual Meeting. Mr. Chevedden has indicated that he holds no fewer than 100 shares of Common Stock.

          The text of the stockholder proposal and supporting statement appear exactly as received by the Company. All statements contained in the stockholder proposal and supporting statement are the sole responsibility of the proponent and, as a result, the Company is not responsible for any inaccuracies the proposal or statement may contain. The stockholder proposal will be voted on at the Annual Meeting only if properly presented by or on behalf of the proponent.

          The Board unanimously recommends a vote "AGAINST" the stockholder proposal based on the reasons set forth in the Company's Statement in Opposition following the stockholder proposal.

 Proposal 4—Adopt a Mainstream Shareholder Right—Written Consent

          Shareholders request that our board of directors take the steps necessary to permit written consent by shareholders entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting. This written consent is to give shareholders the fullest power to act by written consent consistent with applicable law. This includes shareholder ability to initiate any appropriate topic for written consent.

          Hundreds of major companies enable shareholder action by written consent. This proposal topic won majority shareholder support at 13 large companies in a single year. This included 67%-support at both Allstate and Sprint. This proposal topic also won 63%-support at Cigna Corp. (CI) in 2019. This proposal topic would have received higher votes than 63% to 67% at these companies if more shareholders had access to independent proxy voting advice.

          The right for shareholders to act by written consent is gaining acceptance as a more important right than the right to call a special meeting. This also seems to be the conclusion of the Intel Corporation (INTC) shareholder vote at the 2019 Intel annual meeting.

          The directors at Intel apparently thought they could divert shareholder attention away from written consent by making it less difficult for shareholders to call a special meeting. However Intel shareholders responded with greater support for written consent in 2019 compared to 2018.

          After a 45%-vote (less than a majority vote) for a written consent shareholder proposal The Bank of New York Mellon Corporation (BK) said it adopted written consent in 2019.

          Perhaps BK is starting a new trend in recognizing that a 45%-vote represents a majority vote from the shares that have access to independent proxy voting advice.

          And a proxy advisor set certain minimum requirements for a company adopting written consent in case the directors of a company are tempted to adopt a "fig leaf' version of written consent.

          This proposal is especially important to United Continental Holdings shareholders because we may have only a phantom right to call a special shareholder meeting. With the UAL 25% share ownership requirement to call a special meeting it could take 75% of UAL shares to actually call a special meeting. If 75% of shares requested a special meeting then one-third of these shares could be disqualified because they were held for less than one-year. Then another third of shares could be disqualified because they fell short on meeting just one of the tedious requirements (i) through (viii) as called for in the UAL bylaws.

Please vote yes:
 Adopt a Mainstream Shareholder Right—Written Consent—Proposal 4

2020 Proxy Statement	93

Statement in Opposition to Stockholder Proposal

          The Board has carefully considered this proposal and, for the reasons set forth below, does not believe that it is in the best interests of the Company and its stockholders and unanimously recommends a vote "AGAINST" the stockholder proposal.

          The Company's stockholders already have a meaningful right to call special meetings to propose actions for all stockholders to consider between annual meetings.

          The Board believes that the Company's stockholders are best served by holding meetings whereby all stockholders are provided with notice of the meeting and an opportunity to consider and discuss the proposed actions at the meeting and vote their shares. The Company's Bylaws provide that special meetings of the Company's stockholders may be called at the request of holders of 25% of the Company's outstanding common stock. Our special meeting right gives the Company's stockholders a meaningful ability to propose actions for stockholder consideration between annual meetings while allowing all stockholders to participate. In contrast, this stockholder proposal would enable the owners of only a majority of shares to take action binding all stockholders, without a meeting or an opportunity for stockholders to consider and discuss the proposed action at a meeting, and without ever providing prior notice to other stockholders or the Company.

          Further, our stockholders have shown support for our existing special meeting right. In 2018, the proponent submitted a shareholder proposal asking our Board to lower the special meeting threshold to 10%. The proposal failed, with only 25% of stockholders present in person or represented by proxy at the 2018 annual meeting of stockholders voting in its favor. We continue to believe that a majority of our stockholders support our special meeting right as currently set forth in our Bylaws.

The proposal could effectively disenfranchise minority stockholders who may not have any opportunity to consider or vote upon a matter that is proposed pursuant to a written consent and lead to substantial confusion and disruption for stockholders.

          Currently, notice of any matter that the Company or its stockholders wish to present for a stockholder vote must be given in advance and the matter must be presented at a meeting. This allows all stockholders to consider, discuss and vote on pending stockholder actions at a meeting. In contrast, the written consent proposal proposed by the proponent would permit a small group of stockholders (including those who accumulate a short-term voting position through the borrowing of shares) with no fiduciary duties to other stockholders to initiate action with no prior notice either to the other stockholders or to the Company. It would also permit action to be taken, with that action binding on all stockholders, without giving all stockholders an opportunity to participate in a meeting and consider arguments, including those of the Company and other stockholders, for and against stockholder actions that may have important ramifications for both the Company and its stockholders. The approach proposed by the proponent would effectively disenfranchise all of those stockholders who do not have the opportunity to participate in the written consent. Permitting stockholder action by written consent could also lead to substantial confusion and disruption for stockholders, with potentially multiple, even conflicting, written consents being solicited by multiple stockholder groups. The Board believes that permitting stockholder action by written consent is not an appropriate corporate governance model for a widely-held public company like United.

94	2020 Proxy Statement

The Company has other strong corporate governance practices that provide Board accountability and responsiveness to stockholder concerns.

          The Board further believes that the Company's strong corporate governance framework makes the adoption of this proposal unnecessary. We regularly assess our corporate governance policies to take into account evolving best practices and to address stockholder feedback. In addition to giving stockholders the right to call special meetings, the Company's corporate governance practices and policies already provide transparency and accountability of the Board to all of the Company's stockholders, and demonstrate that the Company is responsive to stockholder concerns. These practices and policies include:

  •
  Annual election of directors.  All of the Company's directors are elected annually.

  •
  Majority voting; resignation policy.  The Company has adopted a majority voting standard for the election of directors in uncontested elections. In addition, the Corporate Governance Guidelines require any incumbent director who fails to receive a majority of the votes cast in an uncontested election to tender his or her resignation to the Board.

  •
  No supermajority voting provisions.  The Company's charter and Bylaws do not contain supermajority voting provisions.

  •
  Independent Board leadership.  Our Corporate Governance Guidelines provide for the appointment of a lead independent director with specific duties and responsibilities aligned with best corporate governance practices in the event that the role of Chairman is not filled by an independent director. Following the Annual Meeting, Mr. Philip will become lead independent director when Mr. Munoz assumes the role of Executive Chairman following his transition from the role of Chief Executive Officer.

  •
  Proxy access.  The Bylaws grant eligible stockholders the right to include stockholder nominees to the Board in the Company's proxy materials.

  •
  Ongoing stockholder engagement.  We engage with our stockholders to better understand their perspectives on the Company. In addition, stockholders can communicate directly with the Board and/or individual directors throughout the year, as set forth in this proxy statement under the heading "Corporate Governance—Communications with the Board."

          We believe that United's comprehensive package of governance practices and policies, including the right to call special meetings, enables stockholders to hold the Board accountable and, where necessary, take prompt action to support their interests. Moreover, our current practices and policies implement those goals without the governance risk to stockholders and the Company that would be associated with action by written consent as contemplated by this stockholder proposal.

          For the reasons set forth above, the Board believes that the implementation of this proposal is not in the best interests of the Company and its stockholders.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" PROPOSAL NO. 4.

2020 Proxy Statement	95

Proposal No. 5: Stockholder Proposal Regarding a Report on Lobbying Spending

          The Nathan Cummings Foundation, 475 Tenth Avenue, 14th Floor, New York, New York 10018, has advised the Company that it intends to present the following stockholder proposal at the Annual Meeting. The Nathan Cummings Foundation has indicated that it holds 212 shares of Common Stock.

          The text of the stockholder proposal and supporting statement appear exactly as received by the Company. All statements contained in the stockholder proposal and supporting statement are the sole responsibility of the proponent and, as a result, the Company is not responsible for any inaccuracies the proposal or statement may contain. The stockholder proposal will be voted on at the Annual Meeting only if properly presented by or on behalf of the proponent.

          The Board unanimously recommends a vote "AGAINST" the stockholder proposal based on the reasons set forth in the Company's Statement in Opposition following the stockholder proposal.

 Stockholder Proposal Regarding a Report on Lobbying Spending

          Resolved, the stockholders of United Airlines Holdings, Inc. ("United") request the preparation of a report, updated annually, disclosing its:

  1.
  Policies and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications.

  2.
  Payments by United used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, including the amount of the payment and the recipient for each case.

  3.
  Board and management decision making and oversight processes for making payments described in section 2 above.

          For the purposes of this proposal, a "grassroots lobbying communication" is a communication directed to the general public that (a) refers to specific legislation or regulation, (b) reflects a view on the legislation or regulation and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. "Indirect lobbying" is lobbying engaged in by a trade association or other organization of which United is a member.

          Both "direct and indirect lobbying" and "grassroots lobbying communications" include efforts at the local, state and federal levels.

          The report shall be presented to the Audit Committee or other relevant oversight committees and posted on United's website.

          Whereas:

          The airline industry is extensively regulated, and stockholders seek an understanding of the effectiveness of United's participation in the political process. Full disclosure of United's direct and indirect lobbying activities and expenditures, including lobbying done through trade associations, will aid stockholders in assessing if United's lobbying is consistent with its expressed goals.

96	2020 Proxy Statement

          United spent $36,872,118 from 2010 to 2018 on federal lobbying. United also lobbies at the state level, but state level disclosure is uneven or absent. United does not disclose its memberships in, or payments to, trade associations, or the amounts used by these groups for lobbying.

          United's CEO is a member of the Business Roundtable, an organization which spent $43,080,000 on lobbying for 2016 and 2017. United is also a member of The International Air Transport Association, which is believed to be lobbying against regional and global climate regulations. (https://bit.ly/2P1jDaD) In contrast, Oscar Munoz, United's CEO, wrote in October 2018, "United Airlines became the first U.S. airline to make a public commitment to reduce our own greenhouse gas emissions—50 percent by the year 2050—furthering our long-standing goal to be the world's most environmentally conscious airline." (https://bit.ly/2R7euQU)

          United references the Global Reporting Initiative (GRI) in its sustainability reporting, but it fails to report "any differences between its lobbying positions and any stated policies, goals, or other public positions" under GRI Standard 415.

          According to the 2019 Axios Harris Poll 100, United's reputation ranks in the bottom 15 percent of the 100 most visible American companies, with particularly low scores in "Citizenship" and "Character." We believe reputational damage that might stem from misalignment between general policy positions and actual direct and indirect lobbying efforts could harm long-term value creation by United.

Statement in Opposition to Stockholder Proposal

          The Board has carefully considered this proposal and, for the reasons set forth below, does not believe that it is in the best interests of the Company and its stockholders and unanimously recommends a vote "AGAINST" the stockholder proposal.

          As part of its analysis, the Board considered that the proponent submitted this identical stockholder proposal at the 2019 annual meeting of stockholders and only 25% of stockholders present in person or represented by proxy at the meeting voted in favor of the proposal.

We believe it is in the best interests of our stockholders for the Company to be an effective participant in the political process.

          The airline industry is subject to extensive regulation. We believe it is important and necessary for the Company to actively engage with lawmakers and government agencies to ensure that they take the interests and needs of our customers, employees, business and the communities we serve into account when making legislative and regulatory decisions. We advocate for policies that rationalize our tax burden, reduce unnecessary regulation, mitigate fuel cost, modernize infrastructure and enhance global competitiveness in the airline industry, among other items. Additional information related to our public policy engagement efforts is publicly available in the "Government and Policies" section of our Corporate Responsibility Report at crreport.united.com/our-business/government-and-policy.

Our lobbying activities are subject to extensive public disclosure requirements and internal oversight.

          Our lobbying activities are subject to comprehensive regulation at the federal, state and local levels. As required by U.S. federal law, we file quarterly reports that disclose our lobbying expenditures and detail our lobbying activities. These lobbying disclosure reports may be viewed at disclosurespreview.house.gov by searching for United Airlines, Inc. We file similar publicly available lobbying reports with state and local agencies as required by state and local law, which in some cases have even broader disclosure requirements than federal law. Any lobbying firms we hire are required to file similar reports. The trade associations we belong to are also subject to public disclosure obligations regarding their lobbying efforts.

2020 Proxy Statement	97

          We are committed to the highest ethical standards, and we have procedures and policies in place to ensure that our lobbying activities are subject to appropriate oversight and in the best interests of our stockholders. We take diligent steps to ensure that we are in compliance with applicable rules and regulations and our Code of Ethics and Business Conduct, which is publicly available on our website at ir.united.com/static-files/3482652b-31b2-4b3e-be3c-69c773b12e11. Our Government Affairs group reports directly to our Executive Vice President and Chief Administrative Officer, who oversees the group's activities. The Public Responsibility Committee of the Board reviews policies, positioning and practices concerning political and governmental affairs at least annually. In light of all of the above, we believe that the disclosures requested by the proposal are unnecessary.

Implementing this proposal may put us at a competitive disadvantage and would impose unnecessary expense on the Company.

          This proposal seeks to impose requirements on us that could result in competitive harm to the Company. The requested report could put the Company at a disadvantage relative to our competitors, who are not required to disclose this information, by revealing confidential information or proprietary information about our business or strategy. We believe that any additional lobbying disclosure requirements that go beyond those required under existing law should be applicable to all participants engaged in the political process, rather than to us alone, as the proposal requests.

          The Company's lobbying expenditures are not financially material to the Company. In 2019, the Company's total expenses relating to lobbying were insignificant when compared to the Company's total operating costs. Given the amount of information publicly available through existing public disclosure requirements, we believe using additional funds to generate the report requested by this proposal would not be an appropriate use of corporate resources.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" PROPOSAL NO. 5.

98	2020 Proxy Statement

Proposal No. 6: Stockholder Proposal Regarding a Report on Global Warming-Related Lobbying Activities

          BNP Paribas Asset Management, 200 Park Avenue, 11th Floor, New York, NY 10166, has advised the Company that it intends to present the following stockholder proposal at the Annual Meeting. BNP Paribas Asset Management has indicated that it holds 862 shares of Common Stock.

          The text of the stockholder proposal and supporting statement appear exactly as received by the Company. All statements contained in the stockholder proposal and supporting statement are the sole responsibility of the proponent and, as a result, the Company is not responsible for any inaccuracies the proposal or statement may contain. The stockholder proposal will be voted on at the Annual Meeting only if properly presented by or on behalf of the proponent.

          The Board unanimously recommends a vote "AGAINST" the stockholder proposal based on the reasons set forth in the Company's Statement in Opposition following the stockholder proposal.

 Climate Lobbying Report

          Shareholders request that the Board of Directors conduct an evaluation and issue a report within the next year (at reasonable cost, omitting proprietary information) describing if, and how, United Airlines' lobbying activities (direct and through trade associations) align with the goal of limiting average global warming to well below 2 degrees Celsius (the Paris Climate Agreement's goal). The report should also address the risks presented by any misaligned lobbying and the company's plans, if any, to mitigate these risks.

Supporting Statement

          According to the most recent annual 'Emissions Gap Report' issued by the United Nations Environment Programme (November 26, 2019), critical gaps remain between the commitments national governments have made and the actions required to prevent the worst effects of climate change. Companies have an important and constructive role to play in enabling policy-makers to close these gaps.

          Corporate lobbying activities that are inconsistent with meeting the goals of the Paris Agreement present regulatory, reputational and legal risks to investors. These efforts also present systemic risks to our economies, as delays in implementation of the Paris Agreement increase the physical risks of climate change, pose a systemic risk to economic stability and introduce uncertainty and volatility into our portfolios. We believe that Paris-aligned climate lobbying helps to mitigate these risks, and contributes positively to the long-term value of our investment portfolios.

          Of particular concern are the trade associations and other politically active organizations that speak for business but, unfortunately, too often present forceful obstacles to progress in addressing the climate crisis.

          As investors, we view fulfillment of the Paris Agreement's agreed goal—to hold the increase in the global average temperature to 'well below' 2°C above preindustrial levels, and to pursue efforts to limit the temperature increase to 1.5°C—as an imperative. We are convinced that unabated climate change will have a devastating impact on our clients, plan beneficiaries, and the value of their portfolios. We see future 'business as usual' scenarios of 3-4°C or greater as both unacceptable and uninvestable.

2020 Proxy Statement	99

          We commend United Airlines for responding to CDP's annual climate change survey, including information on the company's direct (in the company's name) and indirect (through trade associations and other organizations) lobbying efforts related to climate change and their consistency with corporate policy. Two hundred institutional investors managing $6.5 trillion recently wrote to United Airlines, seeking an answer to a different question: How does United Airlines work to ensure that its direct and indirect lobbying activities align with the Paris Agreement's goals, and what does the company do to address any misalignments it has found? The investors received no response to their letter.

          Thus, we urge the Board and management to assess the company's climate related lobbying and report to shareholders.

Statement in Opposition to Stockholder Proposal

The Board has carefully considered this proposal and, for the reasons set forth below, does not believe that it is in the best interests of the Company and its stockholders and unanimously recommends a vote "AGAINST" the stockholder proposal.

The Company is an industry leader in environmental sustainability

          The Company is committed to operating an environmentally sustainable and responsible airline. This means we are constantly working to minimize our environmental impact and are continuously looking for new ways to reduce our carbon footprint in the air, on the ground and at our facilities. Since 1990, we have improved our fuel efficiency by more than 45%. In September 2018, the Company announced a pledge to reduce its greenhouse gas emissions by 50% relative to 2005 levels by the year 2050. We were the first U.S. airline to publicly commit to reduce its individual carbon emissions by 50%. We have taken various actions that are expected to help reduce our carbon dioxide emissions over time, including purchasing sustainable aviation fuel and making significant investments in sustainable aviation fuel producers. To help achieve our goals, we have also made significant investments in a modern, fuel-efficient fleet while implementing operational and procedural changes to drive fuel conservation. In addition, over 4,000 pieces of the Company's ground service equipment in use around the world are electric or use alternative fuels. United has office space in LEED certified buildings in various locations, including Chicago, Houston and San Francisco, and is regularly evaluating ways to reduce its non-fuel energy use at other facilities across the Company's network. More information about the Company's commitment to environmental sustainability and pledge to reduce our greenhouse gas emissions is available under "Corporate Governance—Environmental Sustainability" and at www.united.com/ual/en/us/fly/company/global-citizenship/environment/fuel-efficiency-and-emissions-reduction.html.

We believe it is in the best interests of our stockholders for the Company to be an effective participant in the political process.

          Climate change is a serious global issue and is of vital interest to the airline industry. The legislation of any laws or regulations imposed by state and federal lawmakers or other regulatory bodies on this issue may greatly affect our business. We believe it is important and necessary for the Company to actively engage with lawmakers and government agencies to ensure that they take the interests and needs of our customers, employees, business and the communities we serve into account when making legislative and regulatory decisions. We routinely evaluate our engagement process to ensure that we are obtaining commensurate business value that further enables us to advance our interests, while staying true to our stated goals, including our environmental and sustainability goals. Additional information related to our public policy engagement efforts is publicly available in the "Government and Policies" section of our Corporate Responsibility Report at crreport.united.com/our-business/government-and-policy.

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Our lobbying activities are subject to extensive public disclosure requirements and internal oversight.

          As stated in the Company's statement in opposition to Proposal 5, the Company's policies and available information relating to its lobbying activities sufficiently address the concerns outlined in the proposal. Accordingly, we believe using additional funds to generate the report requested by this proposal would not be an appropriate use of corporate resources.

Implementing this proposal may put us at a competitive disadvantage and would impose unnecessary expense on the Company.

          As stated in the Company's statement in opposition to Proposal 5, the Company's policies and available information relating to its lobbying activities sufficiently address the concerns outlined in the proposal. Accordingly, we believe using additional funds to generate the report requested by this proposal would not be an appropriate use of corporate resources.

          The implementation of this proposal could also result in competitive harm to the Company, similar to the competitive harm described in our statement in opposition to Proposal 5. As articulated in our opposition to Proposal 5, the proposal asks for a report that none of our competitors are required to disclose, putting us at a disadvantage relative to them by compelling us to reveal confidential information or proprietary information about our business or strategy. We believe that any additional lobbying disclosure requirements that go beyond those required under existing law should be applicable to all participants engaged in the political process, rather than to us alone, as the proposal requests.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" PROPOSAL NO. 6.

2020 Proxy Statement	101

General Information About the Annual Meeting

Who is soliciting my vote?

          The Board is soliciting your vote at the Annual Meeting.

Where and when will the Annual Meeting take place?

          The Annual Meeting will be held virtually, on Wednesday, May 20, 2020, at 9:00 a.m., Central Time, via the Internet at www.virtualshareholdermeeting.com/UAL2020.

          In light of the COVID-19 pandemic, for the safety of all of our people, including our stockholders, and taking into account recent federal, state and local guidance that has been issued, we have determined that the Annual Meeting will be held in a virtual meeting format only, with no physical in-person meeting.

          At our virtual Annual Meeting, stockholders will be able to attend, vote and submit questions via the Internet. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in these proxy materials.

How can I attend the Annual Meeting?

          Stockholders as of the record date (or their duly appointed proxy holder) may attend, vote and submit questions virtually at the Annual Meeting by logging in at www.virtualshareholdermeeting.com/UAL2020. To log in, stockholders (or their authorized representatives) will need the control number provided on their proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials. If you are not a stockholder or do not have a control number, you may still access the meeting as a guest, but you will not be able to submit questions or vote at the meeting.

          The meeting will begin promptly at 9:00 a.m., Central Time, on Wednesday, May 20, 2020. We encourage you to access the meeting prior to the start time. Online access will open at 8:45 a.m., Central Time, and you should allow ample time to log in to the meeting webcast and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance.

Can I ask questions at the virtual Annual Meeting?

          Stockholders as of the record date who attend and participate in our virtual Annual Meeting will have an opportunity to submit questions live via the Internet during a designated portion of the meeting. Stockholders must have available their control number provided on their proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

          We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual shareholder meeting login page: www.virtualshareholdermeeting.com/UAL2020.

What will I be voting on?

  •
  The election of directors named in this proxy statement
  •
  Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2020

102	2020 Proxy Statement

  •
  An advisory vote to approve the compensation of the Company's named executive officers
  •
  Three stockholder proposals, if properly presented before the meeting

Who is entitled to vote?

          If you are a stockholder with shares of our voting stock, including our Common Stock, registered in your name with Computershare Investor Services, the Company's transfer agent and registrar, then you are considered a "stockholder of record." Stockholders of record at the close of business on April 1, 2020, which is known as the "record date" for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

          A list of the names of stockholders entitled to vote at the Annual Meeting will be available to stockholders for ten days prior to the Annual Meeting for any purpose germane to the Annual Meeting. Please contact our Corporate Secretary at UALBoard@united.com if you wish to examine the list prior to the Annual Meeting. The stockholder list will also be available during the virtual Annual Meeting for examination by any stockholder at www.virtualshareholdermeeting.com/UAL2020.

          The following chart shows the number of shares of each class of our voting stock outstanding as of the record date, the number of record holders of each class as of the record date entitled to vote at the Annual Meeting, the votes per share for each class for all matters on which the shares vote, and the directors each class is entitled to elect. The aggregate number of votes to which a class is entitled is equal to the number of shares outstanding of such class.

Title of Class	Shares Outstanding	Holders of Record(a)	Votes per Share	Voting for Directors
Common Stock	247,256,855	5,344	1	Class elects 11 directors

Class Pilot MEC Junior Preferred Stock	1	1	1	Class elects 1 director

Class IAM Junior Preferred Stock	1	1	1	Class elects 1 director

(a)
The holder of record of Class Pilot MEC Junior Preferred Stock is the ALPA MEC. The holder of record of Class IAM Junior Preferred Stock is the IAM.

How do I vote if I am a stockholder of record?

          If you are a stockholder of record that holds shares as of the record date, you have three options for delivering your proxy to vote your shares:

  Vote by Internet

          You can vote via the Internet by logging onto www.proxyvote.com and following the prompts using the control number located on your Notice of Internet Availability of Proxy Materials or proxy card. This vote will be counted immediately, and there is no need to mail your proxy card.

  Vote by Telephone

          To use the telephone voting procedure, dial 1-800-690-6903 and listen for further directions. You must use a touch-tone telephone in order to respond to the questions. This vote will be counted immediately, and there is no need to mail your proxy card.

2020 Proxy Statement	103

  Vote by Mail

          Shares eligible to be voted, and for which a properly signed proxy card is returned, will be voted in accordance with the instructions specified on the proxy card.

          Proxies submitted by Internet or telephone must be received by 10:59 p.m., Central Time, on Tuesday, May 19, 2020, the day before the Annual Meeting.

          We encourage you to vote by Internet as instructed on the Notice of Internet Availability of Proxy Materials or proxy card.

How are my shares voted if I do not indicate how to vote on the proxy card?

          If we receive a properly signed and dated proxy card and the proxy card does not specify how your shares are to be voted, your shares will be voted in accordance with the recommendations of the Board, including FOR the election of each of the nominees for director (Proposal No. 1), FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020 (Proposal No. 2), FOR the advisory vote to approve the compensation of the Company's named executive officers (Proposal No. 3), AGAINST the stockholder proposal regarding stockholder action by written consent, if properly presented before the meeting (Proposal No. 4), AGAINST the stockholder proposal regarding a report on lobbying spending, if properly presented before the meeting (Proposal No. 5) and AGAINST the stockholder proposal regarding a report on global warming-related lobbying activities, if properly presented before the meeting (Proposal No. 6).

How do I vote if I hold my shares through an account at a broker, bank, trust or other nominee?

          If you hold your shares in an account at a broker, bank, trust or other nominee, you are considered the "beneficial owner" of shares held in "street name," and you should have received a Notice of Internet Availability of Proxy Materials or voting instruction card and voting instructions with these proxy materials from that organization rather than from us. To ensure that your vote is counted, follow the directions set forth on the Notice of Internet Availability of Proxy Materials or voting instruction card and the voting instructions that you receive. To vote during the virtual Annual Meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials or voting instruction card.

How do I vote my shares if I participate in one of the United 401(k) plans?

          If you hold shares in an account under the United Airlines 401(k) Savings Plan or the United Airlines Flight Attendant 401(k) Plan (each a "Plan," and collectively, the "United 401(k) Plans"), Broadridge Financial Solutions, Inc. ("Broadridge") is sending you the Company's Notice of Internet Availability of Proxy Materials or proxy materials directly, including the proxy card. You may direct the trustee of the United 401(k) Plans, Newport Trust Company, on how to vote your Plan shares by directing the voting of your Plan shares by Internet, telephone or mail pursuant to the instructions included on the Notice of Internet Availability of Proxy Materials or proxy card. Please note that, in order to permit the trustee for the United 401(k) Plans to tally and vote all of the shares of Common Stock held in the United 401(k) Plans, your instructions, whether by Internet, telephone or proxy card, must be completed and received prior to 10:59 p.m., Central Time, on Sunday, May 17, 2020. You may not change your vote related to such Plan shares after this deadline.

          If you do not provide voting instructions to the trustee, your Plan shares will be voted by the trustee in the same proportion that it votes shares in other Plan accounts for which it did receive timely voting instructions. The proportional voting policy is detailed under the terms of each Plan and trust agreement.

104	2020 Proxy Statement

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

          Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials via the Internet. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials to the Company's stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the notice. In addition, stockholders may request proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the expenses incurred by the Company in connection with the Annual Meeting and to reduce the environmental impact of the Annual Meeting.

How can I get electronic access to the proxy materials?

          The Notice of Internet Availability of Proxy Materials will provide you with instructions regarding how to:

  •
  view on the Internet the Company's proxy materials for the Annual Meeting; and
  •
  instruct the Company to send future proxy materials to you by email.

          Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

What does it mean if I receive more than one set of proxy materials?

          If you receive more than one Notice of Internet Availability of Proxy Materials or sets of proxy materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all of the shares that you own, you must either sign and return all of the proxy cards or follow the instructions for any alternative voting procedure on each of the Notices of Internet Availability of Proxy Materials or proxy cards that you receive.

Who counts the votes?

          Representatives of Broadridge will tabulate the votes and act as Inspector of Election at the Annual Meeting.

How is a quorum determined?

          A quorum is necessary for conducting a valid Annual Meeting. The presence in person or represented by proxy of the holders of outstanding shares representing at least a majority of the total voting power entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Virtual attendance at our Annual Meeting constitutes presence in person for purposes of quorum at the meeting. Where a separate vote of a class or series of stock is required, the presence in person or represented by proxy of the holders of outstanding shares representing at least a majority of the total voting power of all outstanding shares of such class or series is necessary to constitute a quorum thereof entitled to take action with respect to such separate vote.

What are "broker non-votes"?

          Under Nasdaq Listing Rules, brokers, banks, trusts or other nominees holding shares on behalf of a beneficial owner may vote those shares in their discretion on certain "routine" matters even if they do not

2020 Proxy Statement	105

receive timely voting instructions from the beneficial owner. With respect to "non-routine" matters, the broker, bank, trust or other nominee is not permitted to vote shares for a beneficial owner without timely received voting instructions.

          A broker non-vote occurs when a beneficial owner of shares held by a broker, bank, trust or other nominee fails to provide the record holder with specific instructions concerning how to vote on any "non-routine" matters brought to a vote at a stockholders meeting. At the Annual Meeting, brokers will have discretionary authority to vote shares on the ratification of the appointment of the independent registered public accounting firm (Proposal No. 2), which is the only "routine" matter to be presented at the Annual Meeting. If brokers exercise this discretionary voting authority on Proposal No. 2, such shares will be considered present at the Annual Meeting for quorum purposes and broker non-votes will occur as to each of the other proposals presented at the Annual Meeting (Proposal Nos. 1, 3, 4, 5 and 6), which are considered "non-routine."

How are abstentions and broker non-votes treated for quorum purposes, and how do they impact the voting results?

          Abstentions are counted for purposes of determining whether a quorum is present. Abstentions will have the effect of a vote against the matters presented for a vote of the stockholders, other than the election of directors (Proposal No. 1). Abstentions have no effect with respect to the election of directors.

          As explained above under "What are 'broker non-votes'?," if brokers exercise their discretionary voting authority on Proposal No. 2, such shares will be considered present at the Annual Meeting for quorum purposes and broker non-votes will occur as to each of the other proposals presented at the Annual Meeting (Proposal Nos. 1, 3, 4, 5 and 6), which are considered "non-routine." Broker non-votes will have no impact on the voting results on the election of directors (Proposal No. 1), the advisory vote to approve the compensation of the Company's named executive officers (Proposal No. 3), or the stockholder proposals (Proposal Nos. 4, 5 and 6).

          If you are a beneficial owner of shares held by a broker, bank, trust or other nominee holding shares on your behalf, we urge you to submit your voting instructions to your broker, bank, trust or other nominee in advance of the Annual Meeting. Please see "How do I vote if I hold my shares through an account at a broker, bank, trust or other nominee?" above for a discussion of the procedures.

What classes of stock vote on each proposal, and what is the vote required?

          The holders of Common Stock, Class Pilot MEC Junior Preferred Stock and Class IAM Junior Preferred Stock will vote together as a single class on all proposals presented at the Annual Meeting other than the election of directors (Proposal No. 1).

  Election of Directors (Proposal No. 1)

          Each director will be elected by vote of a majority of the votes cast with respect to that director's election in person or represented by proxy and entitled to vote on the election of directors. "Majority of the votes cast" means that the number of shares voted FOR a director exceeds the number of shares voted AGAINST that director (with abstentions and broker non-votes not counted as a vote cast either FOR or AGAINST that director's election). Any incumbent director who is not reelected in an election in which majority voting applies is required to tender his or her resignation promptly following certification of the stockholders' vote. The Nominating/Governance Committee will then consider the tendered resignation and recommend to the Board whether to accept or reject the resignation offer, or whether other action should be taken. The Board is expected to act on the recommendation within 120 days following certification of the stockholders' vote and will promptly disclose its decision regarding whether to accept the director's resignation offer. The director who tenders his or her resignation will not participate in the recommendation

106	2020 Proxy Statement

of the Nominating/Governance Committee or the decision of the Board with respect to his or her resignation.

  Proposal Nos. 2, 3, 4, 5 and 6

          The affirmative vote of a majority in voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter will be required to approve the ratification of the appointment of the independent registered public accounting firm (Proposal No. 2), the advisory vote to approve the compensation of the Company's named executive officers (Proposal No. 3) and the stockholder proposals (Proposal Nos. 4, 5 and 6).

How does the proxy voting process work?

          If you vote using the Internet or telephone procedures, or your proxy card is properly dated, signed and returned by mail, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated by it (or if there are no such instructions, then in accordance with the recommendations of the Board).

          If a quorum is not present at the time the Annual Meeting is convened for any particular purpose, or if for any other reason we believe that additional time should be allowed for the solicitation of proxies, we may adjourn the Annual Meeting with the vote of the stockholders then present.

How do I revoke a proxy?

          Any proxy may be revoked by the person giving it at any time before it is voted (except as discussed above with respect to shares held in a Plan account). A proxy may be revoked by a later proxy delivered using the Internet or telephone voting procedures or by written notice mailed to the Secretary of the Company prior to the Annual Meeting. If you hold your shares through a broker, bank, trust or other nominee, you should follow their instructions as to how you can revoke a proxy. Attendance at the Annual Meeting will not automatically revoke a proxy, but a holder of Common Stock who is in attendance and entitled to vote at the Annual Meeting may vote during the Annual Meeting, which revokes a previously granted proxy.

Who pays solicitation expenses?

          All expenses of the solicitation, including the cost of preparing and mailing this proxy statement, will be borne by us. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding of proxy solicitation material to beneficial owners of Common Stock and voting preferred stock held of record, and we may reimburse these individuals for their reasonable expenses. In addition to mailed proxy materials and proxy materials available over the Internet, our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. These individuals will not be additionally compensated, but may be reimbursed for out-of-pocket expenses associated with solicitation. To help assure the attendance or representation by proxy of the largest number of stockholders possible, we have engaged D.F. King & Co., Inc. ("D.F. King"), a proxy solicitation firm, to solicit proxies on our behalf. We expect to pay D.F. King a proxy solicitation fee of approximately $17,500 plus reimbursement for reasonable out-of-pocket costs and expenses for its services.

Could other matters be decided at the Annual Meeting?

          We do not know of any matters that will be considered at the Annual Meeting other than Proposal Nos. 1, 2, 3, 4, 5 and 6. If any other matters are properly presented at the Annual Meeting, the proxies will be voted at the discretion of the proxy holders.

2020 Proxy Statement	107

Submission of Stockholder Proposals for the 2021 Annual Meeting

          If a stockholder of record wishes to submit a proposal for inclusion in the Company's proxy statement for the 2021 annual meeting of stockholders, the proposal must be received by the Company no later than December 10, 2020 and otherwise comply with SEC rules. Failure to otherwise comply with SEC rules will cause the proposal to be excluded from the proxy materials. All notices must be submitted to the Corporate Secretary—United Airlines Holdings, Inc., 233 S. Wacker Drive, Chicago, Illinois 60606.

          Stockholders who intend to submit director nominees for inclusion in the Company's proxy materials for the 2021 annual meeting of stockholders must comply with the requirements of proxy access as set forth in the Bylaws. The stockholder or group of stockholders who wish to submit director nominees pursuant to proxy access must deliver the required materials to the Company no earlier than November 10, 2020, and no later than December 10, 2020.

          To propose business or nominate a director at the 2021 annual meeting of stockholders without inclusion of such matters in our proxy materials, proper notice must be submitted by a stockholder of record no earlier than January 20, 2021 and no later than February 19, 2021 in accordance with the Bylaws. The notice must contain the information required by the Bylaws. No business proposed by a stockholder can be transacted at the 2021 annual meeting of stockholders, and no nomination by a stockholder will be considered, unless the notice satisfies the requirements of the Bylaws. If we do not receive timely notice of any other matter that a stockholder wishes to raise at the 2021 annual meeting of stockholders, the Bylaws provide that the matter shall not be transacted and the nomination shall not be considered.

Householding

          The rules of the SEC allow us to deliver a single Notice of Internet Availability of Proxy Materials or set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as "householding" and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Notice of Internet Availability of Proxy Materials or set of proxy materials to multiple stockholders who share an address, unless we have received different instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate Notice of Internet Availability of Proxy Materials or set of proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Notice of Internet Availability of Proxy Materials and proxy materials, contact Broadridge by telephone at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

          If you are currently a stockholder sharing an address with another stockholder and are receiving multiple copies of our Notice of Internet Availability of Proxy Materials or proxy materials and wish to receive only one copy of future Notices of Internet Availability of Proxy Materials and proxy materials for your household, please contact Broadridge at the above telephone number or address.

Annual Report

          A copy of our 2019 Form 10-K has been made available with this proxy statement and is also available at www.proxyvote.com. Additional copies of the 2019 Form 10-K and this notice of Annual Meeting and proxy statement, and accompanying proxy card, may be obtained from the Corporate Secretary—United Airlines Holdings, Inc., 233 S. Wacker Drive, Chicago, Illinois 60606.

108	2020 Proxy Statement

          COPIES OF OUR 2019 FORM 10-K FILED WITH THE SEC MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE CORPORATE SECRETARY—UNITED AIRLINES HOLDINGS, INC., 233 S. WACKER DRIVE, CHICAGO, ILLINOIS 60606. YOU CAN ALSO OBTAIN A COPY OF OUR 2019 FORM 10-K AND OTHER PERIODIC FILINGS AT THE COMPANY'S WEBSITE AT IR.UNITED.COM OR FROM THE SEC'S EDGAR DATABASE AT WWW.SEC.GOV.

Other Business

          The Company knows of no other matters to be submitted to stockholders at the Annual Meeting, other than the proposals referred to in this proxy statement. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the proxy holders to vote the shares represented thereby on such matters in accordance with the Board's recommendations.

2020 Proxy Statement	109

Appendix A

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

          The Company evaluates its financial performance utilizing various accounting principles generally accepted in the United States of America ("GAAP") and non-GAAP financial measures, including adjusted pre-tax income, adjusted pre-tax margin, adjusted net income and adjusted diluted earnings per share. The Company believes that adjusting for special charges is useful to investors because special charges are not indicative of the Company's operating performance. The Company believes that adjusting unrealized gains or losses on investments is useful to investors because those items may not ultimately be realized on a cash basis. The Company believes that adjusting for interest expense related to finance leases of Embraer ERJ 145 aircraft is useful to investors because of the accelerated recognition of interest.

          The Company adjusted its pre-tax income in accordance with the AIP award terms for 2019. The Company's AIP program requires a fuel adjustment if and to the extent that full year 2019 forecast fuel price changed by more than 5% in either direction of the February 2018 forecast price of $2.21. For additional information related to 2019 special charges, see Note 14—Special Charges and Unrealized (Gains) Losses on Investments to the Combined Notes to Consolidated Financial Statements included in "Item 8. Financial Statements and Supplementary Data" in the 2019 Form 10-K.

(in millions, except percentages)	2019
Pre-tax income (GAAP)	$3,914
Special charges:
Impairment of assets	171
Severance and benefit costs	16
(Gains) losses on sale of assets and other special charges	59

Total special charges	246
Unrealized (gains) losses on investments, net	(153)
Fuel adjustment	(68)

Adjusted pre-tax income for AIP (Non-GAAP)	$3,939

Pre-tax income (GAAP)	$3,914
Total special charges (see above)	246
Unrealized (gains) losses on investments, net	(153)
Interest expense on ERJ 145 finance leases	64

Adjusted pre-tax income (Non-GAAP)	$4,071

Total operating revenue	$43,259
Pre-tax margin (GAAP)	9.0%
Adjusted pre-tax margin (Non-GAAP)	9.4%

2020 Proxy Statement	A-1

(in millions, except per share amounts)	2019
Net income (GAAP)	$3,009
Total special charges (see above)	246
Unrealized (gains) losses on investments, net	(153)
Interest expense on ERJ 145 finance leases	64
Income tax benefit related to adjustments above	(35)

Adjusted net income (Non-GAAP)	$3,131

Diluted weighted average shares as of the year-ended December 31, 2019	259.9
Diluted earnings per share (GAAP)	$11.58
Total special charges (see above)	0.95
Unrealized (gains) losses on investments, net	(0.59)
Interest expense on ERJ 145 finance leases	0.25
Income tax benefit related to adjustments above	(0.14)

Adjusted diluted earnings per share (Non-GAAP)	$12.05

A-2	2020 Proxy Statement

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 p.m. Central Time on Tuesday, May 19, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. UNITED AIRLINES HOLDINGS, INC. 233 SOUTH WACKER DRIVE CHICAGO, IL 60606 Voting instructions to the trustee of the United 401(k) plans must be received by 10:59 p.m. Central Time on Sunday, May 17, 2020. During The Meeting - Go to www.virtualshareholdermeeting.com/UAL2020 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 10:59 p.m. Central Time on Tuesday, May 19, 2020. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D09175-Z77032 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. UNITED AIRLINES HOLDINGS, INC. The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Nominees: For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! For Against Abstain 1a. Carolyn Corvi 2. Ratification of the Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2020 Advisory Vote to Approve the Compensation of the Company's Named Executive Officers ! ! ! ! ! ! 1b. Barney Harford 3. 1c. Michele J. Hooper The Board of Directors recommends you vote AGAINST the following proposals: 1d. Walter Isaacson 4. Stockholder Proposal Regarding Stockholder Action by Written Consent, if Properly Presented Before the Meeting ! ! ! ! ! ! ! ! ! 1e. James A. C. Kennedy 5. Stockholder Proposal Regarding a Report on Lobbying Spending, if Properly Presented Before the Meeting 1f. J. Scott Kirby 1g. Oscar Munoz 6. Stockholder Proposal Regarding a Report on Global Warming-Related Lobbying Activities, if Properly Presented Before the Meeting 1h. Edward M. Philip 1i. Edward L. Shapiro NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1j. David J. Vitale 1k. James M. Whitehurst ! For address changes and/or comments, please check this box and write them on the back where indicated. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report and 401(k) Plans Letter are available at www.proxyvote.com. D09176-Z77032 UNITED AIRLINES HOLDINGS, INC. Annual Meeting of Stockholders May 20, 2020 9:00 AM Central Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Oscar Munoz and Brett J. Hart, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot and, in their discretion, on such other matters as may properly come before the Annual Meeting of Stockholders, all of the shares of Common Stock of United Airlines Holdings, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., Central Time on Wednesday May 20, 2020, at www.virtualshareholdermeeting.com/UAL2020, and any adjournment or postponement thereof, unless otherwise specified herein. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR PROPOSALS 2 AND 3, AND AGAINST PROPOSALS 4, 5 AND 6. IN THEIR DISCRETION, THE PROXIES ARE EACH AUTHORIZED TO VOTE UPON OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. EMPLOYEES/PARTICIPANTS HOLDING SHARES IN UNITED AIRLINES 401(K) PLANS: This card constitutes your voting instructions to Newport Trust Company or its successor, as trustee under the United Airlines 401(k) plans. By signing on the reverse side, you are instructing the trustee to vote the shares of Common Stock of United Airlines Holdings, Inc. held in the 401(k) plan in which you participate with regard to the matters listed on the reverse side of this proxy card and to act in its discretion upon other matters as may properly come before the Annual Meeting of Stockholders or any adjournments or postponements thereof, all as set forth in the Notice to Plan Participants. Your voting instructions to the trustee are confidential. If properly executed and timely received, this voting instruction card will constitute a direction to the trustee to vote on the matters as directed. In its discretion, the trustee is authorized to vote upon other business as may properly come before the Annual Meeting of Stockholders. If no choice is made or no timely direction is received, the trustee will vote the shares in proportion to allocated shares in such plan for which timely instructions are received, subject to applicable law. The proxies cannot vote the shares, and the trustee cannot ensure that your instructions are tabulated, unless you vote or instruct the trustee by telephone, Internet or sign and return this card. Voting instructions to the trustee from employees/participants holding shares in the 401(k) plans must be received prior to 10:59 p.m., Central Time, on Sunday, May 17, 2020. Votes from all other stockholders that are submitted by Internet or telephone must be received prior to 10:59 p.m., Central Time, on Tuesday, May 19, 2020. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side Address Changes/Comments: